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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21978

                          Pioneer Series Trust VI
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2015 through October 31, 2016


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


               Pioneer Floating
               Rate Fund
-------------------------------------------------------------------------------
               Annual Report | October 31, 2016
-------------------------------------------------------------------------------

               Ticker Symbols:

               Class A     FLARX
               Class C     FLRCX
               Class K     FLRKX
               Class Y     FLYRX

               [LOGO] PIONEER
                      Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              8

Prices and Distributions                                                       9

Performance Update                                                            10

Comparing Ongoing Fund Expenses                                               14

Schedule of Investments                                                       16

Financial Statements                                                          48

Notes to Financial Statements                                                 56

Report of Independent Registered Public Accounting Firm                       70

Approval of Investment Advisory Agreement                                     72

Trustees, Officers and Service Providers                                      77

                         Pioneer Floating Rate Fund | Annual Report | 10/31/16 1

President's Letter

Dear Shareowner,

While investors were greeted with a challenging market environment for the first several weeks of the new year, the U.S. market generated modest single-digit returns for both stocks and bonds through September 30th (the Bloomberg Barclays Aggregate Bond Index was up by 5.8% through September 30, 2016, and the Standard & Poor's 500 Index was up by 7.8%). Yet, it is becoming increasingly clear that the investment landscape is undergoing significant change. For the past eight years, global central banks have been the dominant force in the markets by maintaining government bond yields at close to zero in an effort to stimulate economic growth. With little room to lower rates further, however, central banks may be losing their effectiveness. Many economies around the world are experiencing slow growth as they face a variety of challenges, including the shifting geopolitics driving "Brexit" - the United Kingdom's pending exit from the European Union - as well as related movements in Europe, limited productivity gains, aging populations, and transitioning economic models in China and other emerging markets. In the United States, gross domestic product (GDP) grew at a rate of approximately 1.2% in the first half of 2016, but GDP growth registered a strong uptick in the third quarter of the year, driven primarily by U.S. consumers.

Investors currently face a difficult environment. Government bond yields, as noted earlier, had been near zero for most of the year and offered minimal opportunity to produce income. However, recent developments such as the Federal Reserve's decision to increase the Federal funds rate before the end of 2016 have driven yields slightly higher. The central bank-driven bull market in riskier assets has pushed up valuations towards historic highs in the equity and investment-grade and high-yield corporate bond markets. Central banks have pledged to move gradually to normalize interest-rate policies as the global economy recovers, but it will take many years for this historic credit cycle to unwind. Politics may also influence markets or investor sentiment given the current global political landscape. Donald Trump's surprising victory in the November U.S. presidential election seems to have sparked a late-year market rally, given the pro-growth proposals he promoted on the campaign trail, but it is unclear just how many of his policy initiatives will be implemented. In addition, continued challenges with Brexit and other geopolitical issues have the potential to increase market volatility going forward. Against this backdrop, investors are likely to face ongoing challenges when it comes to finding opportunities for both income and capital appreciation, and while much has been made of passive investing, we believe all investment decisions are active choices.

2 Pioneer Floating Rate Fund | Annual Report | 10/31/16

Throughout Pioneer's history, we have believed in the importance of active management. During challenging market conditions, we view the value of active management as even more compelling. Our experienced and tenured investment teams focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
December 19, 2016

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                         Pioneer Floating Rate Fund | Annual Report | 10/31/16 3

Portfolio Management Discussion | 10/31/16

Floating-rate bank loans produced healthy returns during the 12-month period ended October 31, 2016. In the following interview, Jonathan Sharkey discusses the factors that influenced the performance of Pioneer Floating Rate Fund during the 12-month period. Mr. Sharkey, a senior vice president and a portfolio manager at Pioneer, is responsible for the day-to-day management of the Fund.

Q    How did the Fund perform during the 12-month period ended October 31, 2016?

A Pioneer Floating Rate Fund's Class A shares returned 4.49% at net asset value during the 12-month period ended October 31, 2016, while the Fund's benchmark, the Standard & Poor's/Loan Syndications & Trading Association (S&P/LSTA) Leveraged Performing Loan Index (S&P/LSTA Index) returned 6.59%*. During the same period, the average return of the 214 mutual funds in Lipper's Loan Participating Funds category was 5.38%, and the average return of the 260 mutual funds in Morningstar's Bank Loan Funds category was 5.49%.

Q How would you describe the investment environment for bank loans during the 12-month period ended October 31, 2016?

A The backdrop for investing in bank loans was challenging over the first few months of the period, which began on November 1, 2015, but the environment improved significantly in early February 2016 when the more credit-sensitive sectors of the fixed-income market started to surge forward. The rally persisted over the final eight months of the Fund's fiscal year, with only a brief interruption in June, when British voters defied expectations and voted to exit the European Union ("Brexit"). While almost all bank loans participated in the rally, the strongest performers tended to be lower-rated debt. Low-quality CCC-rated loans, for example, produced an average total return of 22.7% over the first 10 months of 2016, while defaulted loans (which represent about 1% of the S&P/LSTA Index) averaged a return of 22.8% over the same 10 months, and second-lien loans averaged a 19.0% return during the same timeframe.

     The catalysts for the recovery in bank-loan performance and other credit-sensitive securities were a strengthening in the prices of oil and other basic commodities, a peaking in the value of the U.S. dollar, evidence of new

* Note: The Bloomberg Barclays High Yield Loans Performing Index was the Fund's benchmark from inception through 9/30/16, when the Bloomberg Barclays Index ceased. As of 10/1/16, the Fund's benchmark is the Standard & Poor's/Loan Syndications & Trading Association (S&P/LSTA) Leveraged Performing Loan Index. The S&P/LSTA Leveraged Performing Loan Index provides broad and comprehensive total return metrics of the U.S. universe of syndicated term loans.

4 Pioneer Floating Rate Fund | Annual Report | 10/31/16 strength in the global economy, and the Federal Reserve's (the Fed's) decision to put on hold any further increases in short-term interest rates after its small rate hike in December 2015.

Q What factors affected the Fund's performance relative to the benchmark S&P/LSTA Index during the 12-month period ended October 31, 2016?

A Our focus on holding higher-quality loans in the Fund's portfolio was the major reason behind the Fund's benchmark-relative underperformance during the period. Throughout the Fund's fiscal year, we followed our long-term investment discipline and focused principally on higher-quality investments, placing the greatest emphasis on loans rated "BB" and "B," with relatively low portfolio exposure to CCC-rated loans. At the end of the period on October 31, 2016, for example, nearly 35% of the Fund's invested assets were allocated to BB-rated investments, while almost 46% were held in B-rated investments, with a strong bias towards B+ securities as compared with the benchmark. Loans rated CCC and below accounted for less than 1% of the Fund's invested assets; meanwhile, CCCs comprised more than 4.75% of the S&P/LSTA Index.

     Within the various sectors of the market, the portfolio's holdings of loans to utilities, basic industries, and consumer non-cyclical companies tended to help the Fund's benchmark-relative performance during the period. Meanwhile, an underweight in energy industry loans helped performance early in the 12-month period, but tended to hurt benchmark-relative returns as oil rebounded after mid-February 2016, and particularly because of the portfolio's low exposure to second-lien loans to energy companies. The Fund's relatively high cash position, which we held in anticipation of an increase in interest rates toward the end of 2016, also acted as a drag on benchmark-relative performance.

     We maintained our higher-quality bias in the Fund's portfolio during the 12-month period because we have found that higher-rated securities tend to provide more-consistent returns over time - and offer more price-protection during periods of market stress - than more-volatile, lower-rated loans. This approach has helped the Fund achieve an average standard deviation that has been below the market average from a historical perspective. (Standard Deviation is a statistical measure of the historical volatility of a portfolio; a lower standard deviation indicates historically less volatility.)

     During the 12-month period, as we concentrated on owning higher-quality loans in the portfolio, we focused our investments in the more asset-intensive industries, including the debt of building materials, automotive, food and beverage, and communications companies, while underweighting less asset-intensive sectors, such as technology and retailing companies.

                         Pioneer Floating Rate Fund | Annual Report | 10/31/16 5

     We also tended to de-emphasize the debt of information technology companies in the portfolio. We generally avoid loans in that sector because of their greater risk exposure to the effects of rapid changes in technology.

Q Did the Fund have any investments in derivative securities during the 12-month period ended October 31, 2016? If so, did the investments have any material impact on the Fund's benchmark-relative performance?

A The Fund did have some exposure (less than 1% of invested assets) to Markit CDX indices. The investments did not have a material impact on the Fund's benchmark-relative performance.

Q What factors affected the Fund's yield, or distributions to shareholders, during the 12-month period ended October 31, 2016?

A We increased the Fund's distributions to shareholders twice during the period, once in April 2016, and again in June. We were able to raise the dividend** for two reasons: 1) we had redeployed some of the Fund's assets into higher-coupon investments; and 2) because the London Interbank Offered index rate (LIBOR), which heavily influences the yields of floating-rate debt, had started to rise in anticipation of the SEC's money market fund reforms taking full effect.

Q    What is your investment outlook?

A As we approach the end of 2016, we believe floating-rate loans look increasingly attractive, especially for yield-conscious investors. The dividends paid by floating-rate bank loans should increase as the Fed tightens monetary policy and raises interest rates. Given recent comments by Fed governors and the recent improvement in the domestic economy's rate of growth, combined with an uptick in inflationary pressures, it does appear more likely that the Fed will move more decisively to hike interest rates beginning in December of this year.

     We would caution that despite the fact that the yield potential for bank loans looks better, investors should be aware that the potential for significant capital appreciation of bank-loan investments appears limited. As of the end of October, in fact, more than half the floating-rate loans in the S&P/LSTA Index were selling at prices above par (face) value.

     Looking ahead, we appear to be entering one of the later stages of the credit cycle. While this adds some uncertainty and potential volatility to the capital markets, the up-in-quality bias of the Pioneer Floating Rate Fund's

** Dividends are not guaranteed.

6 Pioneer Floating Rate Fund | Annual Report | 10/31/16 portfolio, we think, can be an added benefit for risk-conscious investors. We expect to maintain our focus on owning higher-rated securities in the portfolio, and to continue to place greater emphasis on loans in the asset-intensive industries, while de-emphasizing loans in the asset-light industries as well as to companies that are vulnerable to rapid changes in technology.

Please refer to the Schedule of Investments on pages 16-47 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below-investment-grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. The Fund may invest in high-yield securities of any rating, including securities that are in default at the time of purchase.

Securities with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as prevailing interest rates. Unlike fixed-rate securities, floating-rate securities generally will not increase in value if interest rates decline. Changes in interest rates also will affect the amount of interest income the Fund earns on its floating-rate investments.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                         Pioneer Floating Rate Fund | Annual Report | 10/31/16 7

Portfolio Summary | 10/31/16

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Senior Secured Loans                                                       80.0%
U.S. Government Securities                                                 12.4%
U.S. Corporate Bonds                                                        3.8%
International Corporate Bonds                                               1.8%
Collateralized Mortgage Obligations                                         0.8%
Exchange-Traded Fund                                                        0.5%
U.S. Preferred Stocks                                                       0.4%
Temporary Cash Investment                                                   0.2%
Asset Backed Securities                                                     0.1%
U.S. Common Stocks                                                          0.0%+

+    Amount rounds to less than 0.1%.

* Includes investments in insurance-linked securities totaling 1.3% of total investment portfolio.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)**

 1.   United States Treasury Floating Rate Note, Floating Rate Note, 4/30/18     4.23%
--------------------------------------------------------------------------------------
 2.   U.S. Treasury Bills, 11/25/16                                              3.59
--------------------------------------------------------------------------------------
 3.   United States Treasury Floating Rate Note, Floating Rate Note, 1/31/18     1.93
--------------------------------------------------------------------------------------
 4.   U.S. Treasury Note, Floating Rate Note, 10/31/17                           1.06
--------------------------------------------------------------------------------------
 5.   U.S. Treasury Bills, 11/17/16                                              0.75
--------------------------------------------------------------------------------------
 6.   Scientific Games, Initial Term B-2, 10/1/21                                0.65
--------------------------------------------------------------------------------------
 7.   U.S. Treasury Bills, 11/3/16                                               0.64
--------------------------------------------------------------------------------------
 8.   Charter Communications Operating LLC, Term F Loan, 1/1/21                  0.61
--------------------------------------------------------------------------------------
 9.   Avago Technologies, Term Loan (First Lien), 2/1/23                         0.55
--------------------------------------------------------------------------------------
10.   American Airlines, Inc., 2015 Term Loan (New), 6/27/20                     0.51
--------------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

8 Pioneer Floating Rate Fund | Annual Report | 10/31/16

Prices and Distributions | 10/31/16

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                       10/31/16                      10/31/15
--------------------------------------------------------------------------------
           A                          $6.79                          $6.73
--------------------------------------------------------------------------------
           C                          $6.79                          $6.74
--------------------------------------------------------------------------------
           K                          $6.79                          $6.73
--------------------------------------------------------------------------------
           Y                          $6.81                          $6.75
--------------------------------------------------------------------------------

Distributions per Share: 11/1/15-10/31/16
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Net
                        Investment           Short-Term         Long-Term
         Class           Income            Capital Gains      Capital Gains
--------------------------------------------------------------------------------
           A             $0.2342               $--                 $--
--------------------------------------------------------------------------------
           C             $0.1862               $--                 $--
--------------------------------------------------------------------------------
           K             $0.2574               $--                 $--
--------------------------------------------------------------------------------
           Y             $0.2585               $--                 $--
--------------------------------------------------------------------------------

The Bloomberg Barclays High Yield Loans Performing Index was an unmanaged index that provided broad and comprehensive total return metrics of the universe of syndicated term loans. To be included in the index, a bank loan had to be dollar denominated, have at least $150 million in funded loans, a minimum term of one year, and a minimum initial spread of LIBOR+1.25%. This index ceased to exist on September 30, 2016. The S&P/LSTA Leveraged Performing Loan Index provides broad and comprehensive total return metrics of the U.S. universe of syndicated term loans. The S&P/LSTA Leveraged Performing Loan Index became the Fund's benchmark on October 1, 2016, the day after the Bloomberg Barclays High Yield Loans Performing Index ceased. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 10-13.

                         Pioneer Floating Rate Fund | Annual Report | 10/31/16 9

Performance Update | 10/31/16                                    Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Floating Rate Fund at public offering price during the periods shown, compared to those of the Bloomberg Barclays High Yield Loans Performing Index and the S&P/LSTA Leveraged
Performing Loan Index. The Bloomberg Barclays High Yield Loans Performing
Index was the Fund's benchmark through September 30, 2016, when that index ceased to exist. The S&P/LSTA Leveraged Performing Loan Index became the
Fund's benchmark on October 1, 2016.

Cumulative Total Returns
(As of October 31, 2016)
-------------------------------------------------------------------------------
                          Net            Public          S&P/LSTA
                          Asset          Offering        Leveraged
                          Value          Price           Performing
Period                    (NAV)          (POP)           Loan Index**
-------------------------------------------------------------------------------
Life of Class
(2/14/2007)               3.60%           3.11%          4.68%
5 years                   3.95            2.99           5.11
1 year                    4.49           -0.26           6.59
-------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2016)
--------------------------------------------------------------------------------
                          Gross
--------------------------------------------------------------------------------
                          1.10%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                              Bloomberg Barclays
            Pioneer Floating      S&P/LSTA Leveraged          High Yield Loans
            Rate Fund             Performing Loans Index      Performing Index
2/07        $ 9,550               $10,000                     $10,000
10/07       $ 9,670               $10,231                     $10,242
10/08       $ 7,972               $ 8,074                     $ 8,030
10/09       $ 9,845               $10,628                     $10,588
10/10       $10,774               $11,841                     $11,728
10/11       $11,095               $12,221                     $12,045
10/12       $11,919               $13,279                     $13,097
10/13       $12,424               $14,005                     $13,807
10/14       $12,694               $14,485                     $14,260
10/15       $12,889               $14,706                     $14,444
10/16       $13,467               $15,678                     $15,272

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of maximum 4.50% sales charge. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

** The S&P/LSTA Leveraged Performing Loan Index became the Fund's benchmark on
   October 1, 2016. Prior to October 1, 2016, the Fund's benchmark was the Bloomberg Barclays High Yield Loans Performing Index (the Bloomberg Barclays Index) from Fund inception through September 30, 2016. The returns of the Bloomberg Barclays Index through September 30, 2016, were as follows: Life of Class (2/14/2007), 4.63%; 5 years, 5.48%; 1 year, 5.76%.

10 Pioneer Floating Rate Fund | Annual Report | 10/31/16

Performance Update | 10/31/16                                    Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Floating Rate Fund during the periods shown, compared to those of the Bloomberg Barclays High Yield Loans Performing Index and the S&P/LSTA Leveraged Performing Loan Index. The
Bloomberg Barclays High Yield Loans Performing Index was the Fund's benchmark through September 30, 2016, when that index ceased to exist. The S&P/LSTA Leveraged Performing Loan Index became the Fund's benchmark on
October 1, 2016.

Cumulative Total Returns
(As of October 31, 2016)
--------------------------------------------------------------------------------
                                                         S&P/LSTA
                                                         Leveraged
                          If             If              Performing
Period                    Held           Redeemed        Loan Index**
--------------------------------------------------------------------------------
Life of Class
(2/14/2007)               2.78%          2.78%           4.68%
5 years                   3.16           3.16            5.11
1 year                    3.58           3.58            6.59
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2016)
--------------------------------------------------------------------------------
                          Gross
--------------------------------------------------------------------------------
                          1.84%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                                 Bloomberg Barclays
               Pioneer Floating   S&P/LSTA Leveraged             High Yield Loans
               Rate Fund          Performing Loans Index         Performing Index
2/07           $10,000            $10,000                        $10,000
10/07          $10,070            $10,231                        $10,242
10/08          $ 8,211            $ 8,074                        $ 8,030
10/09          $10,069            $10,628                        $10,588
10/10          $10,921            $11,841                        $11,728
10/11          $11,176            $12,221                        $12,045
10/12          $11,898            $13,279                        $13,097
10/13          $12,327            $14,005                        $13,807
10/14          $12,503            $14,485                        $14,260
10/15          $12,605            $14,706                        $14,444
10/16          $13,056            $15,678                        $15,272

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

** The S&P/LSTA Leveraged Performing Loan Index became the Fund's benchmark on
   October 1, 2016. Prior to October 1, 2016, the Fund's benchmark was the Bloomberg Barclays High Yield Loans Performing Index (the Bloomberg Barclays Index) from Fund inception through September 30, 2016. The returns of the Bloomberg Barclays Index through September 30, 2016, were as follows: Life of Class (2/14/2007), 4.63%; 5 years, 5.48%; 1 year, 5.76%.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/16 11

Performance Update | 10/31/16                                     Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Floating Rate Fund during the periods shown, compared to those of the Bloomberg Barclays High Yield
Loans Performing Index and the S&P/LSTA Leveraged Performing Loan
Index. The Bloomberg Barclays High Yield Loans Performing Index was the
Fund's benchmark through September 30, 2016, when that index ceased to exist. The S&P/LSTA Leveraged Performing Loan Index became the Fund's benchmark on October 1, 2016.

Cumulative Total Returns
(As of October 31, 2016)
---------------------------------------------------------------------------
                          Net                 S&P/LSTA
                          Asset               Leveraged
                          Value               Performing
Period                    (NAV)               Loan Index**
---------------------------------------------------------------------------
Life of Class
(2/14/2007)               3.72%               4.68%
5 years                   4.18                5.11
1 year                    4.85                6.59
---------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2016)
--------------------------------------------------------------------------------
                          Gross
--------------------------------------------------------------------------------
                          0.73%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                                                 Bloomberg Barclays
               Pioneer Floating   S&P/LSTA Leveraged             High Yield Loans
               Rate Fund          Performing Loans Index         Performing Index
2/07           $5,000,000         $5,000,000                     $5,000,000
10/07          $5,060,706         $5,115,502                     $5,120,822
10/08          $4,171,758         $4,037,242                     $4,014,905
10/09          $5,152,134         $5,313,875                     $5,293,953
10/10          $5,638,328         $5,920,272                     $5,863,948
10/11          $5,806,503         $6,110,663                     $6,022,520
10/12          $6,237,731         $6,639,583                     $6,548,326
10/13          $6,502,021         $7,002,638                     $6,903,333
10/14          $6,669,391         $7,242,534                     $7,130,057
10/15          $6,797,564         $7,353,208                     $7,222,202
10/16          $7,127,093         $7,839,080                     $7,635,771

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 10, 2013, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 10, 2013, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

** The S&P/LSTA Leveraged Performing Loan Index became the Fund's benchmark on October 1, 2016. Prior to October 1, 2016, the Fund's benchmark was the Bloomberg Barclays High Yield Loans Performing Index (the Bloomberg Barclays Index) from Fund inception through September 30, 2016. The returns of the Bloomberg Barclays Index through September 30, 2016, were as follows: Life of Class (2/14/2007), 4.63%; 5 years, 5.48%; 1 year, 5.76%.

12 Pioneer Floating Rate Fund | Annual Report | 10/31/16

Performance Update | 10/31/16                                 Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Floating Rate Fund during the periods shown, compared to those of the Bloomberg Barclays High Yield
Loans Performing Index and the S&P/LSTA Leveraged Performing Loan
Index. The Bloomberg Barclays High Yield Loans Performing Index was the
Fund's benchmark through September 30, 2016, when that index ceased to exist. The S&P/LSTA Leveraged Performing Loan Index became the Fund's benchmark on October 1, 2016.

Cumulative Total Returns
(As of October 31, 2016)
---------------------------------------------------------------------------------
                          Net          S&P/LSTA
                          Asset        Leveraged
                          Value        Performing
Period                    (NAV)        Loan Index**
---------------------------------------------------------------------------------
Life of Class
(2/14/2007)               3.86%        4.68%
5 years                   4.34         5.11
1 year                    4.85         6.59
---------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2016)
---------------------------------------------------------------------------------
                          Gross        Net
---------------------------------------------------------------------------------
                          0.82%        0.70%
---------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                                           Bloomberg Barclays
               Pioneer Floating   S&P/LSTA Leveraged       High Yield Loans
               Rate Fund          Performing Loans Index   Performing Index
2/07           $5,000,000         $5,000,000               $5,000,000
10/07          $5,061,980         $5,115,502               $5,120,822
10/08          $4,174,504         $4,037,242               $4,014,905
10/09          $5,163,652         $5,313,875               $5,293,953
10/10          $5,665,295         $5,920,272               $5,863,948
10/11          $5,841,313         $6,110,663               $6,022,520
10/12          $6,295,679         $6,639,583               $6,548,326
10/13          $6,595,680         $7,002,638               $6,903,333
10/14          $6,760,856         $7,242,534               $7,130,057
10/15          $6,890,708         $7,353,208               $7,222,202
10/16          $7,224,899         $7,839,080               $7,635,771

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2017, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

** The S&P/LSTA Leveraged Performing Loan Index became the Fund's benchmark on October 1, 2016. Prior to October 1, 2016, the Fund's benchmark was the Bloomberg Barclays High Yield Loans Performing Index (the Bloomberg Barclays Index) from Fund inception through September 30, 2016. The returns of the Bloomberg Barclays Index through September 30, 2016, were as follows: Life of Class (2/14/2007), 4.63%; 5 years, 5.48%; 1 year, 5.76%.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/16 13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Floating Rate Fund

Based on actual returns from May 1, 2016, through October 31, 2016.

-----------------------------------------------------------------------------------------------------
Share Class                         A                   C                   K                    Y
-----------------------------------------------------------------------------------------------------
Beginning Account              $1,000.00            $1,000.00           $1,000.00           $1,000.00
Value on 5/1/16
-----------------------------------------------------------------------------------------------------
Ending Account                 $1,031.49            $1,026.05           $1,033.11           $1,033.00
Value (after expenses)
on 10/31/16
-----------------------------------------------------------------------------------------------------
Expenses Paid                  $    5.16            $   9.12            $    3.63           $    3.58
During Period*
-----------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.01%, 1.79%, 0.71% and 0.70% for Class A, Class C, Class K and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

14 Pioneer Floating Rate Fund | Annual Report | 10/31/16

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Floating Rate Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from May 1, 2016, through October 31, 2016.

-----------------------------------------------------------------------------------------------------
Share Class                         A                   C                   K                   Y
-----------------------------------------------------------------------------------------------------
Beginning Account              $1,000.00            $1,000.00           $1,000.00           $1,000.00
Value on 5/1/16
-----------------------------------------------------------------------------------------------------
Ending Account                 $1,020.06            $1,016.14           $1,021.57           $1,021.62
Value (after expenses)
on 10/31/16
-----------------------------------------------------------------------------------------------------
Expenses Paid                  $    5.13            $   9.07            $    3.61           $    3.56
During Period*
-----------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.01%, 1.79%, 0.71% and 0.70% for Class A, Class C, Class K and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                        Pioneer Floating Rate Fund | Annual Report | 10/31/16 15

Schedule of Investments | 10/31/16

-------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                             Value
-------------------------------------------------------------------------------------------------------------
                                    PREFERRED STOCKS -- 0.0%+
                                    DIVERSIFIED FINANCIALS -- 0.0%+
                                    Consumer Finance -- 0.0%+
             10,902          6.41   GMAC Capital Trust I, Floating Rate Note, 2/15/40         $       278,328
                                                                                              ---------------
                                    Total Diversified Financials                              $       278,328
-------------------------------------------------------------------------------------------------------------
                                    TOTAL PREFERRED STOCKS
                                    (Cost $286,178)                                           $       278,328
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Shares
-------------------------------------------------------------------------------------------------------------
                                    COMMON STOCKS -- 0.1%
                                    COMMERCIAL SERVICES & SUPPLIES -- 0.0%+
                                    Diversified Support Services -- 0.0%+
                 32                 IAP Worldwide Services, Inc.                              $        42,996
                                                                                              ---------------
                                    Total Commercial Services & Supplies                      $        42,996
-------------------------------------------------------------------------------------------------------------
                                    CONSUMER SERVICES -- 0.1%
                                    Education Services -- 0.1%
             26,266                 Cengage Learning Holdings II, Inc.                        $       538,453
                                                                                              ---------------
                                    Total Consumer Services                                   $       538,453
-------------------------------------------------------------------------------------------------------------
                                    RETAILING -- 0.0%+
                                    Computer & Electronics Retail -- 0.0%+
             54,675                 Targus Cayman SubCo., Ltd. (g)                            $        53,035
                                                                                              ---------------
                                    Total Retailing                                           $        53,035
-------------------------------------------------------------------------------------------------------------
                                    TOTAL COMMON STOCKS
                                    (Cost $1,219,826)                                         $       634,484
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Principal
Amount ($)
-------------------------------------------------------------------------------------------------------------
                                    ASSET BACKED SECURITIES -- 0.1%
                                    BANKS -- 0.1%
                                    Thrifts & Mortgage Finance -- 0.1%
          1,000,000          3.83   Home Partners of America 2016-1 Trust, Floating
                                    Rate Note, 3/18/33 (144A)                                 $     1,012,221
                                                                                              ---------------
                                    Total Banks                                               $     1,012,221
-------------------------------------------------------------------------------------------------------------
                                    TOTAL ASSET BACKED SECURITIES
                                    (Cost $958,834)                                           $     1,012,221
-------------------------------------------------------------------------------------------------------------
                                    COLLATERALIZED MORTGAGE
                                    OBLIGATIONS -- 0.9%
                                    BANKS -- 0.8%
                                    Thrifts & Mortgage Finance -- 0.8%
          1,000,000          2.48   BHMS 2014-ATLS Mortgage Trust, Floating Rate
                                    Note, 7/8/33 (144A)                                       $       985,611

The accompanying notes are an integral part of these financial statements.

16 Pioneer Floating Rate Fund | Annual Report | 10/31/16

-------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                             Value
-------------------------------------------------------------------------------------------------------------
                                    Thrifts & Mortgage Finance (continued)
          1,000,000          3.03   CDGJ Commercial Mortgage Trust 2014-BXCH, Floating
                                    Rate Note, 12/15/27 (144A)                                $       989,972
            700,000          4.78   CGMS Mortgage Trust, Floating Rate Note, 10/20/27                 689,549
          1,000,000          3.83   Citigroup Commercial Mortgage Trust 2015-SHP2,
                                    Floating Rate Note, 7/15/27 (144A)                                987,185
            399,943          2.04   FORT CRE 2016-1 LLC, Floating Rate Note,
                                    5/21/36 (144A)                                                    399,943
          1,000,000          4.43   GS Mortgage Securities Trust 2014-GSFL, Floating
                                    Rate Note, 7/15/31 (144A)                                       1,001,299
          1,000,000          2.78   JP Morgan Chase Commercial Mortgage Securities
                                    Trust 2015-COSMO, Floating Rate Note,
                                    1/15/32 (144A)                                                    999,702
                                                                                              ---------------
                                                                                              $     6,053,261
                                                                                              ---------------
                                    Total Banks                                               $     6,053,261
-------------------------------------------------------------------------------------------------------------
                                    DIVERSIFIED FINANCIALS -- 0.1%
                                    Other Diversified Financial Services -- 0.1%
            298,460          4.53   Velocity Commercial Capital Loan Trust 2011-1,
                                    Floating Rate Note, 8/25/40 (144A)                        $       309,691
                                                                                              ---------------
                                    Total Diversified Financials                              $       309,691
-------------------------------------------------------------------------------------------------------------
                                    TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                    (Cost $6,267,962)                                         $     6,362,952
-------------------------------------------------------------------------------------------------------------
                                    CORPORATE BONDS -- 6.0%
                                    ENERGY -- 0.6%
                                    Oil & Gas Exploration & Production -- 0.4%
          1,000,000                 Gulfport Energy Corp., 6.625%, 5/1/23                     $     1,050,000
          1,000,000                 Oasis Petroleum, Inc., 6.875%, 3/15/22                            990,000
            800,000                 WPX Energy, Inc., 7.5%, 8/1/20                                    843,000
                                                                                              ---------------
                                                                                              $     2,883,000
-------------------------------------------------------------------------------------------------------------
                                    Oil & Gas Storage & Transportation -- 0.2%
          1,405,000                 NuStar Logistics LP, 6.75%, 2/1/21                        $     1,527,938
                                                                                              ---------------
                                    Total Energy                                              $     4,410,938
-------------------------------------------------------------------------------------------------------------
                                    MATERIALS -- 0.7%
                                    Commodity Chemicals -- 0.1%
            610,000                 Rain CII Carbon LLC, 8.0%, 12/1/18 (144A)                 $       602,375
-------------------------------------------------------------------------------------------------------------
                                    Specialty Chemicals -- 0.1%
            900,000                 INEOS Group Holdings SA, 5.875%, 2/15/19 (144A)           $       916,875
-------------------------------------------------------------------------------------------------------------
                                    Metal & Glass Containers -- 0.3%
          1,000,000                 Ardagh Group, 3.876%, 5/15/21                             $     1,020,000
          1,150,000          4.14   Reynolds Group Issuer, Inc., Floating Rate Note,
                                    7/15/21 (144A)                                                  1,173,000
                                                                                              ---------------
                                                                                              $     2,193,000
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/16 17

-------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                             Value
-------------------------------------------------------------------------------------------------------------
                                    Aluminum -- 0.1%
            350,000                 Constellium NV, 7.875%, 4/1/21 (144A)                     $       372,750
-------------------------------------------------------------------------------------------------------------
                                    Paper Products -- 0.1%
            795,000                 Resolute Forest Products, Inc., 5.875%, 5/15/23           $       673,762
                                                                                              ---------------
                                    Total Materials                                           $     4,758,762
-------------------------------------------------------------------------------------------------------------
                                    CAPITAL GOODS -- 0.1%
                                    Construction & Engineering -- 0.1%
            750,000                 MasTec, Inc., 4.875%, 3/15/23                             $       730,312
                                                                                              ---------------
                                    Total Capital Goods                                       $       730,312
-------------------------------------------------------------------------------------------------------------
                                    TRANSPORTATION -- 0.1%
                                    Airlines -- 0.1%
            500,000                 Air Canada 2013-1 Class C Pass Through Trust,
                                    6.625%, 5/15/18 (144A)                                    $       521,250
                                                                                              ---------------
                                    Total Transportation                                      $       521,250
-------------------------------------------------------------------------------------------------------------
                                    AUTOMOBILES & COMPONENTS -- 0.1%
                                    Auto Parts & Equipment -- 0.1%
          1,000,000                 International Automotive Components Group SA,
                                    9.125%, 6/1/18 (144A)                                     $       947,500
                                                                                              ---------------
                                    Total Automobiles & Components                            $       947,500
-------------------------------------------------------------------------------------------------------------
                                    MEDIA -- 0.1%
                                    Advertising -- 0.0%+
            370,000                 MDC Partners, Inc., 6.5%, 5/1/24 (144A)                   $       315,425
-------------------------------------------------------------------------------------------------------------
                                    Cable & Satellite -- 0.1%
            540,000                 Virgin Media Secured Finance Plc, 5.375%,
                                    4/15/21 (144A)                                            $       557,550
                                                                                              ---------------
                                    Total Media                                               $       872,975
-------------------------------------------------------------------------------------------------------------
                                    HEALTH CARE EQUIPMENT & SERVICES -- 0.7%
                                    Health Care Services -- 0.1%
            510,000                 RegionalCare Hospital Partners Holdings, Inc.,
                                    8.25%, 5/1/23 (144A)                                      $       517,012
-------------------------------------------------------------------------------------------------------------
                                    Health Care Facilities -- 0.3%
            302,000                 CHS, 5.125%, 8/15/18                                      $       299,358
          1,500,000                 CHS, 6.875%, 2/1/22                                             1,143,750
          1,000,000                 Universal Hospital Services, Inc., 7.625%, 8/15/20                960,000
                                                                                              ---------------
                                                                                              $     2,403,108
-------------------------------------------------------------------------------------------------------------
                                    Managed Health Care -- 0.3%
          1,000,000                 Centene Corp., 5.625%, 2/15/21                            $     1,049,010
          1,000,000                 Molina Healthcare, Inc., 5.375%, 11/15/22                       1,040,620
                                                                                              ---------------
                                                                                              $     2,089,630
                                                                                              ---------------
                                    Total Health Care Equipment & Services                    $     5,009,750
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Floating Rate Fund | Annual Report | 10/31/16

-------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                             Value
-------------------------------------------------------------------------------------------------------------
                                    BANKS -- 0.5%
                                    Diversified Banks -- 0.5%
          1,000,000          6.30   Bank of America Corp., Floating Rate
                                    Note, (Perpetual)                                         $     1,091,150
          1,550,000          7.62   BNP Paribas SA, Floating Rate Note,
                                    (Perpetual) (144A)                                              1,619,750
            105,000          5.95   Citigroup, Inc., Floating Rate Note (Perpetual)                   108,938
             75,000          6.25   Citigroup, Inc., Floating Rate Note, (Perpetual)                   80,749
          1,000,000          5.90   Citigroup, Inc., Floating Rate Note, (Perpetual)                1,041,500
                                                                                              ---------------
                                                                                              $     3,942,087
                                                                                              ---------------
                                    Total Banks                                               $     3,942,087
-------------------------------------------------------------------------------------------------------------
                                    DIVERSIFIED FINANCIALS -- 0.4%
                                    Specialized Finance -- 0.1%
            615,000                 Nationstar Mortgage LLC, 6.5%, 8/1/18                     $       622,303
-------------------------------------------------------------------------------------------------------------
                                    Consumer Finance -- 0.1%
          1,000,000          5.55   Capital One Financial Corp., Floating Rate Note,
                                    (Perpetual)                                               $     1,011,109
-------------------------------------------------------------------------------------------------------------
                                    Investment Banking & Brokerage -- 0.2%
          1,500,000          2.43   The Goldman Sachs Group, Inc., Floating Rate
                                    Note, 2/25/21                                             $     1,544,577
                                                                                              ---------------
                                    Total Diversified Financials                              $     3,177,989
-------------------------------------------------------------------------------------------------------------
                                    INSURANCE -- 1.4%
                                    Reinsurance -- 1.4%
            500,000          5.78   Alamo Re, Ltd., Floating Rate Note, 6/7/18 (Cat
                                    Bond) (144A)                                              $       519,450
            500,000          4.04   Atlas IX Capital DAC, Floating Rate Note, 1/17/19
                                    (Cat Bond) (144A)                                                 507,750
            600,000                 Berwick 2016-1 Segregated Account (Artex SAC
                                    Ltd.), Variable Rate Notes, 2/1/18 (e) (f)                        627,720
            250,000          7.06   Caelus Re, Ltd., Floating Rate Note, 4/7/17 (Cat
                                    Bond) (144A)                                                      255,825
            600,000                 Carnosutie 2016-N, Segregated Account (Artex SAC
                                    Ltd.), Variable Rate Notes, 11/30/20 (e) (f)                      653,040
            350,000                 Gleneagles Segregated Account (Artex SAC Ltd),
                                    Variable Rate Notes, 11/30/20 (e) (f)                             400,715
            600,000                 Gullane Segregated Account (Artex SAC Ltd.),
                                    Variable Rate Note 11/30/20 (e) (f)                               651,060
            500,000          6.75   Kilimanjaro Re, Ltd., Floating Rate Note, 12/6/19
                                    (Cat Bond) (144A)                                                 517,700
            250,000          9.25   Kilimanjaro Re, Ltd., Floating Rate Note, 12/6/19
                                    (Cat Bond) (144A)                                                 261,525
            650,000          5.06   Kilimanjaro Re, Ltd., Floating Rate Note, 4/30/18
                                    (Cat Bond) (144A)                                                 665,990
            250,000                 Madison Re. Variable Rate Notes, 3/31/19 (e) (f)                  259,700

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/16 19

-------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                             Value
-------------------------------------------------------------------------------------------------------------
                                    Reinsurance (continued)
            250,000                 Pangaea Re, Variable Rate Notes, 12/20/16 (e) (f)         $       249,400
            600,000                 Pangaea Re., Variable Rate Notes, 2/1/20 (e) (f)                  667,200
            500,000          4.59   PennUnion Re, Ltd., Floating Rate Note, 12/7/18
                                    (Cat Bond) (144A)                                                 511,900
            250,000                 Port Rush RE, Variable Rate Notes, 6/15/17 (e) (f)                243,925
            250,000          5.80   Queen Street IX Re, Ltd., Floating Rate Note, 6/8/17
                                    (Cat Bond) (144A)                                                 250,525
            250,000          9.56   Residential Reinsurance 2013, Ltd., Floating Rate
                                    Note, 6/6/17 (Cat Bond) (144A)                                    261,625
            250,000          7.25   Residential Reinsurance 2015, Ltd., Floating Rate
                                    Note, 12/6/19 (Cat Bond) (144A)                                   258,575
            350,000          0.00   Resilience Re, Ltd., 4/7/17 (Cat Bond)                            344,925
            300,000          0.00   Resilience Re, Ltd., 6/12/17 (Cat Bond)                           297,390
            500,000          3.81   Sanders Re, Ltd., Floating Rate Note, 5/5/17 (Cat
                                    Bond) (144A)                                                      505,500
            500,000          3.97   Sanders Re, Ltd., Floating Rate Note, 6/7/17 (Cat
                                    Bond) (144A)                                                      505,450
            600,000                 St. Andrews Segregated Account (Artex), Variance
                                    Rate Notes, 2/1/18 (e) (f)                                        646,140
                                                                                              ---------------
                                                                                              $    10,063,030
                                                                                              ---------------
                                    Total Insurance                                           $    10,063,030
-------------------------------------------------------------------------------------------------------------
                                    SOFTWARE & SERVICES -- 0.2%
                                    Internet Software & Services -- 0.2%
          1,295,000                 j2 Cloud Services, Inc., 8.0%, 8/1/20                     $     1,346,800
                                                                                              ---------------
                                    Total Software & Services                                 $     1,346,800
-------------------------------------------------------------------------------------------------------------
                                    SEMICONDUCTORS & SEMICONDUCTOR
                                    EQUIPMENT -- 0.1%
                                    Semiconductors -- 0.1%
            750,000                 Micron Technology, Inc., 5.25%, 8/1/23 (144A)             $       735,000
                                                                                              ---------------
                                    Total Semiconductors & Semiconductor Equipment            $       735,000
-------------------------------------------------------------------------------------------------------------
                                    TELECOMMUNICATION SERVICES -- 0.7%
                                    Integrated Telecommunication Services -- 0.7%
          2,500,000                 CenturyLink, Inc., 6.45%, 6/15/21                         $     2,668,750
          2,100,000                 Frontier Communications Corp., 8.5%, 4/15/20                    2,241,750
                                                                                              ---------------
                                                                                              $     4,910,500
-------------------------------------------------------------------------------------------------------------
                                    Wireless Telecommunication Services -- 0.0%+
            500,000                 Intelsat Jackson Holdings SA, 8.0%, 2/15/24 (144A)        $       502,500
                                                                                              ---------------
                                    Total Telecommunication Services                          $     5,413,000
-------------------------------------------------------------------------------------------------------------
                                    UTILITIES -- 0.3%
                                    Gas Utilities -- 0.0%+
            250,000                 Ferrellgas LP, 6.5%, 5/1/21                               $       235,625
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Floating Rate Fund | Annual Report | 10/31/16

-------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                             Value
-------------------------------------------------------------------------------------------------------------
                                    Independent Power Producers & Energy
                                    Traders -- 0.3%
          1,650,000                 NRG Energy, Inc., 6.25%, 7/15/22                          $     1,654,125
            375,000                 Star Energy Geothermal Wayang Windu, Ltd.,
                                    6.125%, 3/27/20 (144A)                                            389,062
                                                                                              ---------------
                                                                                              $     2,043,187
                                                                                              ---------------
                                    Total Utilities                                           $     2,278,812
-------------------------------------------------------------------------------------------------------------
                                    TOTAL CORPORATE BONDS
                                    (Cost $43,023,398)                                        $    44,208,205
-------------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND AGENCY
                                    OBLIGATIONS -- 13.2%
          2,000,000                 U.S. Treasury Bills, 11/10/16 (c)                         $     1,999,938
          5,810,000                 U.S. Treasury Bills, 11/17/16 (c)                               5,809,541
         27,880,000                 U.S. Treasury Bills, 11/25/16 (c)                              27,876,794
          5,000,000                 U.S. Treasury Bills, 11/3/16 (c)                                4,999,970
          8,200,000          0.51   U.S. Treasury Note, Floating Rate Note, 10/31/17                8,211,177
         15,000,000          0.61   United States Treasury Floating Rate Note, Floating
                                    Rate Note, 1/31/18                                             15,034,335
         32,815,000          0.53   United States Treasury Floating Rate Note, Floating
                                    Rate Note, 4/30/18                                             32,852,366
-------------------------------------------------------------------------------------------------------------
                                    TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                                    (Cost $96,757,083)                                        $    96,784,121
-------------------------------------------------------------------------------------------------------------
                                    SENIOR FLOATING RATE LOAN
                                    INTERESTS -- 84.8%**
                                    ENERGY -- 1.7%
                                    Oil & Gas Drilling -- 0.3%
          2,250,000          7.50   Jonah Energy LLC, Term Loan (Second Lien), 5/8/21         $     2,148,750
-------------------------------------------------------------------------------------------------------------
                                    Oil & Gas Equipment & Services -- 0.1%
          1,653,250          5.75   FR Dixie Acquisition Corp., Term Loan, 1/23/21            $       760,495
-------------------------------------------------------------------------------------------------------------
                                    Integrated Oil & Gas -- 0.2%
          1,480,913          5.25   ExGen Renewables I LLC, Term Loan, 2/5/21                 $     1,492,484
-------------------------------------------------------------------------------------------------------------
                                    Oil & Gas Exploration & Production -- 0.4%
            750,000         11.38   California Resources Corp., Term Loan (First Lien),
                                    12/31/21                                                  $       804,062
          1,000,000          8.50   Chesapeake Energy Corp., Term Loan (First Lien),
                                    8/17/21                                                         1,070,500
            939,453          9.75   EP Energy LLC, Loan, 6/30/21                                      962,940
                                                                                              ---------------
                                                                                              $     2,837,502
-------------------------------------------------------------------------------------------------------------
                                    Oil & Gas Refining & Marketing -- 0.3%
            926,716          3.27   Pilot Travel Centers LLC, 2016 Refinancing
                                    Tranche B Term Loan, 5/18/23                              $       934,246
            872,273          5.25   Western Refining, Inc., Term Loan 2013, 11/12/20                  872,001
                                                                                              ---------------
                                                                                              $     1,806,247
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/16 21

-------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                             Value
-------------------------------------------------------------------------------------------------------------
                                    Oil & Gas Storage & Transportation -- 0.4%
            350,000          3.60   Energy Transfer Equity LP, Loan (2013), 12/2/19           $       347,719
            464,706          4.04   Energy Transfer Equity LP, Loan (2015), 12/2/19                   466,158
          2,450,000          6.25   Gulf Finance LLC, Term Loan (First Lien), 8/17/23               2,404,062
                                                                                              ---------------
                                                                                              $     3,217,939
                                                                                              ---------------
                                    Total Energy                                              $    12,263,417
-------------------------------------------------------------------------------------------------------------
                                    MATERIALS -- 9.4%
                                    Commodity Chemicals -- 0.5%
          1,393,713          6.00   Avantor Performance Materials Holdings, Inc.,
                                    Initial Term Loan (First Lien), 6/17/22                   $     1,402,423
          2,381,505          4.50   Tronox Pigments Holland BV, New Term Loan,
                                    3/19/20                                                         2,370,545
                                                                                              ---------------
                                                                                              $     3,772,968
-------------------------------------------------------------------------------------------------------------
                                    Diversified Chemicals -- 0.7%
          1,737,994          6.50   Azelis Finance SA, Dollar Term Loan (First Lien),
                                    12/1/22                                                   $     1,745,960
            493,663          3.75   Chemours Company LLC, Term Loan (First Lien),
                                    5/12/22                                                           489,218
            354,975          3.84   Orion Engineered Carbons GmbH, Initial Dollar
                                    Term Loan, 7/25/21                                                357,305
            923,676          5.75   Plaskolite, Inc., Term Loan (First Lien), 11/2/22                 927,139
          1,975,410          3.75   Tata Chemicals North America, Inc., Term Loan,
                                    8/7/20                                                          1,977,879
                                                                                              ---------------
                                                                                              $     5,497,501
-------------------------------------------------------------------------------------------------------------
                                    Fertilizers & Agricultural Chemicals -- 0.1%
            987,500          4.25   Methanol Holdings Trinidad, Ltd., Initial Term
                                    Loan, 6/2/22                                              $       962,812
-------------------------------------------------------------------------------------------------------------
                                    Specialty Chemicals -- 2.2%
            891,578          5.13   Allnex USA Inc., Term Loan (First Lien), 6/6/23           $       902,166
          1,183,422          5.13   Allnex USA Inc., Term Loan (First Lien), 6/6/23                 1,197,475
          2,003,830          3.75   Axalta Coating Systems US Holdings, Inc.,
                                    Refinanced Term B Loan, 2/1/20                                  2,020,946
            771,125          4.09   GCP Applied Technologies, Inc., New Term
                                    Loan, 2/3/22                                                      778,836
            622,455          3.58   Huntsman International LLC, 2015 Extended Term B
                                    Dollar Loan, 4/19/19                                              626,345
            399,320          4.25   Kloeckner Pentaplast of America Inc., Term Loan
                                    (First Lien), 4/28/20                                             403,812
            170,649          4.25   Kloeckner Pentaplast of America Inc., Term Loan
                                    (First Lien), 4/28/20                                             172,569
          2,388,566          5.00   Macdermid Inc., Term Loan (First Lien), 10/13/23                2,411,954
          2,675,000          5.25   OMNOVA Solutions, Inc., Term B-2 Loan, 8/17/23                  2,678,344
          1,101,225          3.50   PolyOne Corp., Term B-1 Loan, 11/12/22                          1,109,255
          1,893,947          5.75   PQ Corp., Tranche B-1 Term Loan, 10/28/22                       1,906,837

The accompanying notes are an integral part of these financial statements.

22 Pioneer Floating Rate Fund | Annual Report | 10/31/16

-------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                             Value
-------------------------------------------------------------------------------------------------------------
                                    Specialty Chemicals (continued)
            720,415          4.50   Royal Holdings, Inc., Initial Term Loan (First Lien),
                                    6/12/22                                                   $       724,167
            175,000          8.50   Royal Holdings, Inc., Initial Term Loan (Second
                                    Lien), 6/12/23                                                    172,484
            870,937          2.76   WR Grace & Co-Conn, U.S. Term Loan, 1/23/21                       873,931
                                                                                              ---------------
                                                                                              $    15,979,121
-------------------------------------------------------------------------------------------------------------
                                    Construction Materials -- 1.0%
          1,600,000          6.75   84 Lumber Company, Term Loan (First Lien),
                                    10/12/23                                                  $     1,590,000
          1,230,000          6.75   American Bath Group LLC, Term Loan (First Lien),
                                    9/27/23                                                         1,233,075
            190,309          4.25   CeramTec Acquisition Corp., Initial Dollar Term B-2
                                    Loan, 8/30/20                                                     191,498
            524,775          4.25   CeramTec GmbH, Dollar Term B-3 Loan, 8/30/20                      528,055
          1,716,932          4.25   CeramTec Service GmbH, Initial Dollar Term B-1
                                    Loan, 8/30/20                                                   1,727,663
            947,601          4.00   Headwaters, Inc., Term B-1 Loan, 3/24/22                          953,079
            299,237          4.00   Penn Engineering & Manufacturing Corp., Incremental
                                    Tranche B Term Loan, 8/29/21                                      299,985
                                                                                              ---------------
                                                                                              $     6,523,355
-------------------------------------------------------------------------------------------------------------
                                    Metal & Glass Containers -- 0.9%
            292,341          4.00   Ardagh Holdings USA, Inc., Tranche B-3 Term Loan
                                    (First Lien), 12/17/19                                    $       294,132
          2,142,575          3.75   Berry Plastics Group, Inc., Term H Loan, 10/1/22                2,151,949
          1,910,187          5.50   BWay Intermediate, Initial Term Loan, 8/14/20                   1,925,310
            990,006          5.75   Prolampac Intermediate, Inc., Initial Term Loan
                                    (First Lien), 7/23/22                                             993,100
            938,125          4.50   Tekni-Plex, Inc., Tranche B-1 Term Loan (First Lien),
                                    4/15/22                                                           937,773
                                                                                              ---------------
                                                                                              $     6,302,264
-------------------------------------------------------------------------------------------------------------
                                    Paper Packaging -- 1.0%
            680,790          8.00   Caraustar Industries, Inc., Incremental Term Loan,
                                    6.75%, 5/1/19                                             $       688,279
          1,359,488          8.00   Caraustar Industries, Inc., Term Loan, 5/1/19                   1,374,443
          1,041,401          4.84   Clondalkin Acquisition BV, Term Loan, 5/31/20                   1,036,194
          1,647,304          4.50   Coveris Holdings SA, USD Term Loan, 4/14/19                     1,647,991
            700,000          4.25   Multi Packaging Solutions Ltd., Term Loan (First
                                    Lien), 9/30/20                                                    702,625
          1,739,209          4.25   Multi Packaging Solutions, Inc., Initial Dollar
                                    Tranche B Term, 9/30/20                                         1,739,209
                                                                                              ---------------
                                                                                              $     7,188,741
-------------------------------------------------------------------------------------------------------------
                                    Aluminum -- 0.2%
          1,481,250          4.00   Novelis, Inc., Initial Term Loan, 5/28/22                 $     1,487,545
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/16 23

-------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                             Value
-------------------------------------------------------------------------------------------------------------
                                    Diversified Metals & Mining -- 1.1%
          2,431,039          3.75   Fortescue Metals Group Ltd., Bank Loan, 6/30/19           $     2,432,179
          2,500,000          5.25   Global Brass & Copper Inc., Term Loan (First
                                    Lien), 6/30/23                                                  2,529,688
          2,939,072          4.00   US Silica Co., Term Loan, 7/23/20                               2,891,312
                                                                                              ---------------
                                                                                              $     7,853,179
-------------------------------------------------------------------------------------------------------------
                                    Steel -- 1.1%
          2,265,635          3.50   American Builders & Contractors, Term Loan (First
                                    Lien), 9/23/23                                            $     2,278,379
            982,388          4.50   Atkore International, Inc., Term Loan (First Lien),
                                    3/27/21                                                           987,095
            816,296          3.75   Signode Industrial Group US, Inc., Tranche B Term
                                    Loan (First Lien), 3/21/21                                        815,521
          1,675,090          4.50   TMS International Corp., Term B Loan, 10/2/20                   1,652,057
          2,244,375          6.00   Zekelman Industries, Inc., Term Loan, 6/8/21                    2,269,624
                                                                                              ---------------
                                                                                              $     8,002,676
-------------------------------------------------------------------------------------------------------------
                                    Forest Products -- 0.2%
          1,625,000          5.75   Expera Specialty Solutions LLC, Term Loan (First
                                    Lien), 10/31/23                                           $     1,629,062
-------------------------------------------------------------------------------------------------------------
                                    Paper Products -- 0.4%
          1,653,881          6.25   Appvion, Inc., Term Commitment, 6/28/19                   $     1,595,995
          1,182,705          4.25   Rack Holdings, Inc., Tranche B-1 USD Term
                                    Loan, 10/1/21                                                   1,179,748
                                                                                              ---------------
                                                                                              $     2,775,743
                                                                                              ---------------
                                    Total Materials                                           $    67,974,967
-------------------------------------------------------------------------------------------------------------
                                    CAPITAL GOODS -- 9.3%
                                    Aerospace & Defense -- 2.8%
          1,300,000          3.27   Abacus Innovations Corp., B Term Loan, 6/9/23             $     1,311,782
          2,462,055          4.00   Accudyne Industries Borrower SCA, Refinancing
                                    Term Loan, 12/13/19                                             2,276,889
          1,234,375          5.50   Alion Science & Technology Corp., Term Loan (First
                                    Lien), 8/13/21                                                  1,212,002
          2,695,470          4.75   DigitalGlobe, Inc., Term Loan, 1/25/20                          2,719,594
          2,050,000          4.84   DynCorp International, Inc., Term Loan B2, 7/7/20               2,053,844
          1,930,562          5.25   Standard Aero, Ltd., Term Loan (First Lien), 6/23/22            1,943,030
          2,380,773          5.75   The SI Organization, Inc., Term Loan (First Lien),
                                    11/19/19                                                        2,399,124
          1,500,000          3.00   Transdigm Inc., Term Loan (First Lien), 6/9/23                  1,495,581
          2,042,250          5.50   TurboCombustor Technology, Inc., Initial Term
                                    Loan, 10/18/20                                                  1,848,236
            326,164          3.34   Wesco Aircraft Hardare Corp., Tranche B Term Loan
                                    (First Lien), 2/24/21                                             323,446

The accompanying notes are an integral part of these financial statements.

24 Pioneer Floating Rate Fund | Annual Report | 10/31/16

-------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                             Value
-------------------------------------------------------------------------------------------------------------
                                    Aerospace & Defense (continued)
          2,841,705          4.50   WP CPP Holdings LLC, Term B-3 Loan (First Lien),
                                    12/28/19                                                  $     2,791,975
                                                                                              ---------------
                                                                                              $    20,375,503
-------------------------------------------------------------------------------------------------------------
                                    Building Products -- 1.5%
          2,189,000          4.04   Armstrong World Industries, Inc., Term Loan B,
                                    2/23/23                                                   $     2,198,122
          1,443,197          4.25   NCI Building Systems, Inc., Tranche B Term Loan,
                                    6/24/19                                                         1,447,166
          2,750,955          4.00   Quikrete Holdings, Inc., Initial Loan (First Lien),
                                    9/26/20                                                         2,764,955
            323,375          6.25   SiteOne Supply Holding LLC, Initial Term Loan,
                                    4/29/22                                                           325,800
            497,987          5.25   SRS Distribution, Inc., 8/25/22                                   502,863
          1,955,909          4.00   Summit Materials LLC, Restatement Effective Date
                                    Term Loan, 6/26/22                                              1,972,106
          2,052,517          4.25   Unifrax Corp., New Term B Loan, 12/31/19                        2,040,651
                                                                                              ---------------
                                                                                              $    11,251,663
-------------------------------------------------------------------------------------------------------------
                                    Construction & Engineering -- 0.0%+
             84,499          3.75   Aecom Technology, Term Loan B, 10/15/21                   $        85,175
-------------------------------------------------------------------------------------------------------------
                                    Electrical Components & Equipment -- 1.4%
          2,350,000          4.09   Dell International LLC, Term B Loan, 6/2/23               $     2,369,338
            851,767          5.25   Pelican Products, Inc., Term Loan (First Lien), 4/8/20            844,314
          3,079,793          3.00   Southwire Co., Term Loan, 1/31/21                               3,073,057
          2,072,273          5.00   Sybil Software LLC, Term Loan B, 8/3/22                         2,092,478
          1,555,801          6.50   Wireco Worldgroup Inc., Term Loan (First Lien),
                                    7/22/23                                                         1,563,580
                                                                                              ---------------
                                                                                              $     9,942,767
-------------------------------------------------------------------------------------------------------------
                                    Industrial Conglomerates -- 1.1%
          1,005,601          4.50   Doosan Infracore, Tranche B Term, 5/28/21                 $     1,008,525
          1,988,591          4.25   Filtration Group, Inc., Term Loan (First Lien),
                                    11/21/20                                                        1,997,043
          1,470,496          4.25   Gates Global LLC, Tranche B Term Loan (First
                                    Lien), 6/12/21                                                  1,450,378
          1,700,000          4.50   Milacron LLC, Term Loan, 9/28/20                                1,709,520
          1,825,000          5.75   Safway Group Holding LLC, Term Loan (First Lien),
                                    8/4/23                                                          1,832,605
                                                                                              ---------------
                                                                                              $     7,998,071
-------------------------------------------------------------------------------------------------------------
                                    Construction & Farm Machinery & Heavy
                                    Trucks -- 0.2%
            382,398          5.80   Engility Corp., Term B2 Loan, 8/4/23                      $       387,476
          1,173,150          6.50   Navistar, Inc., Tranche B Term Loan, 8/17/17                    1,181,949
                                                                                              ---------------
                                                                                              $     1,569,425
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/16 25

-------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                             Value
-------------------------------------------------------------------------------------------------------------
                                    Industrial Machinery -- 1.6%
          2,044,875          7.25   Blount International, Inc., Initial Term Loan, 4/5/23     $     2,071,714
          2,310,390          4.25   Gardner Denver, Inc., Initial Dollar Term Loan, 7/30/20         2,248,118
          1,845,145          5.75   Manitowoc Foodservice, Inc., Term B Loan, 2/5/23                1,875,498
          1,980,979          4.25   Mirror BidCo Corp., New Incremental Term Loan,
                                    12/18/19                                                        1,983,455
          1,980,000          5.00   NN Inc., Term Loan (First Lien), 10/19/22                       1,984,950
          1,785,704          5.25   Tank Holding Corp., Initial Term Loan, 7/9/19                   1,755,936
                                                                                              ---------------
                                                                                              $    11,919,671
-------------------------------------------------------------------------------------------------------------
                                    Trading Companies & Distributors -- 0.7%
           419,994           3.50   Beacon Roofing Supply, Inc., Initial Term Loan,
                                    9/25/22                                                   $       422,357
          1,895,250          5.25   Nexeo Solutions LLC, Initial Term Loan, 5/17/23                 1,909,464
          2,015,500          4.25   Univar USA, Inc., Initial Dollar Term Loan, 6/25/22             2,019,698
            677,431          3.75   WESCO Distribution, Inc., Tranche B-1 Loan,
                                    12/12/19                                                          679,548
                                                                                              ---------------
                                                                                              $     5,031,067
                                                                                              ---------------
                                    Total Capital Goods                                       $    68,173,342
-------------------------------------------------------------------------------------------------------------
                                    COMMERCIAL SERVICES & SUPPLIES -- 2.7%
                                    Environmental & Facilities Services -- 1.3%
            380,493          3.75   ADS Waste Holdings, Inc., Initial Tranche B-2,
                                    10/9/19                                                   $       381,365
          1,100,000          3.50   Advanced Disposal Services Inc., Term Loan (First
                                    Lien), 10/28/23                                                 1,103,438
          1,060,000          3.75   GFL Environmental Inc., Term Loan (First Lien),
                                    9/27/23                                                         1,062,650
          1,234,375          4.50   Infiltrator Water Technologies LLC, Term B-1 Loan,
                                    5/27/22                                                         1,235,918
          1,100,000          3.00   Term Loan (First Lien),                                         1,106,875
          2,029,527          3.50   Waste Industries USA, Inc., Term B Loan, 2/27/20                2,035,553
          1,855,193          5.50   Wastequip LLC, Term Loan, 8/9/19                                1,858,672
            941,092          5.00   Wheelabrator, Term B Loan, 10/15/21                               934,504
             42,146          5.00   Wheelabrator, Term C Loan, 10/15/21                                41,851
                                                                                              ---------------
                                                                                              $     9,760,826
-------------------------------------------------------------------------------------------------------------
                                    Office Services & Supplies -- 0.2%
          1,371,563          3.75   West Corp., Term B-12 Loan, 6/13/23                       $     1,381,335
-------------------------------------------------------------------------------------------------------------
                                    Diversified Support Services -- 0.6%
          1,925,000          4.75   Camelot Finance LP, Initial Term Loan, 9/16/23            $     1,930,113
            249,061          4.84   IAP Worldwide Services, Inc., Term Loan, 7/18/19                  231,627
            497,291          7.00   infoGroup, Inc., Term B Loan, 5/26/18                             491,463
            995,000          4.38   KAR Auction Services, Inc., Tranche B-3 Term
                                    Loan, 2/28/23                                                   1,007,852

The accompanying notes are an integral part of these financial statements.

26 Pioneer Floating Rate Fund | Annual Report | 10/31/16

-------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                             Value
-------------------------------------------------------------------------------------------------------------
                                    Diversified Support Services (continued)
            750,000          6.75   Ryan LLC, Tranche B Term Loan, 8/5/20                     $       745,549
                                                                                              ---------------
                                                                                              $     4,406,604
-------------------------------------------------------------------------------------------------------------
                                    Security & Alarm Services -- 0.4%
          2,250,282          4.00   Garda World Security Corp., Term B Loan, 11/1/20          $     2,234,811
            499,303          4.00   Garda World Security Corp., Term B Loan, 11/8/20                  495,870
                                                                                              ---------------
                                                                                              $     2,730,681
-------------------------------------------------------------------------------------------------------------
                                    Human Resource & Employment Services -- 0.2%
          1,356,799          3.50   On Assignment, Inc., Tranche B-1 Term Loan, 6/5/22        $     1,366,975
                                                                                              ---------------
                                    Total Commercial Services & Supplies                      $    19,646,421
-------------------------------------------------------------------------------------------------------------
                                    TRANSPORTATION -- 2.2%
                                    Air Freight & Logistics -- 0.4%
            541,872          6.50   CEVA Group Plc, Pre-Funded L/C Loan, 3/19/21              $       433,498
            557,143          6.50   Ceva Intercompany BV, Dutch BV Term, 3/19/21                      445,714
             96,059          6.50   Ceva Logistics Canada, ULC, Canadian Term
                                    Loan, 3/19/21                                                      76,847
            768,473          6.50   Ceva Logistics U.S. Holdings, Inc., US Term
                                    Loan, 3/19/21                                                     614,778
          1,653,250          5.25   Syncreon Group BV, Term Loan, 9/26/20                           1,491,369
                                                                                              ---------------
                                                                                              $     3,062,206
-------------------------------------------------------------------------------------------------------------
                                    Airlines -- 1.4%
          2,475,000          3.50   Air Canada, Term Loan (First Lien), 9/23/23               $     2,485,828
            500,000          3.25   American Airlines Inc., Term Loan (First Lien),
                                    4/28/23                                                           500,938
          3,919,684          3.25   American Airlines, Inc., 2015 Term Loan (New),
                                    6/27/20                                                         3,929,789
            880,795          3.50   American Airlines, Inc., Tranche B-1 Term Loan
                                    (Consenting), 5/23/19                                             883,134
            594,000          3.25   Delta Air Lines Inc., Term Loan (First Lien), 8/24/22             598,207
          1,688,750          3.25   United Airlines, Inc., Class B Term Loan, 4/1/19                1,697,616
                                                                                              ---------------
                                                                                              $    10,095,512
-------------------------------------------------------------------------------------------------------------
                                    Marine -- 0.2%
            903,288          9.75   Commercial Barge Line Co., Initial Term Loan,
                                    11/6/20                                                   $       878,448
            923,595          5.25   Navios Maritime Partners LP, Term Loan, 6/27/18                   847,976
                                                                                              ---------------
                                                                                              $     1,726,424
-------------------------------------------------------------------------------------------------------------
                                    Trucking -- 0.1%
            110,468          4.00   The Kenan Advantage Group, Inc., Initial Canadian
                                    Term Loan, 7/24/22                                        $       110,243
            359,736          4.00   The Kenan Advantage Group, Inc., Initial U.S. Term
                                    Loan, 7/24/22                                                     359,006
                                                                                              ---------------
                                                                                              $       469,249
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/16 27

-------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                             Value
-------------------------------------------------------------------------------------------------------------
                                    Marine Ports & Services -- 0.1%
            752,705          5.25   SeaStar Solutions, Term Loan, 1/22/21                     $       752,000
                                                                                              ---------------
                                    Total Transportation                                      $    16,105,391
-------------------------------------------------------------------------------------------------------------
                                    AUTOMOBILES & COMPONENTS -- 3.1%
                                    Auto Parts & Equipment -- 2.4%
          1,286,519          3.25   Allison Transmission, Inc., Term B-3 Loan, 8/23/19        $     1,298,098
          1,989,899          6.00   BBB Industries US, Initial Term Loan, 10/15/21                  1,997,984
          2,013,468          4.00   Cooper Standard Intermediate Holdco 2 LLC, Term
                                    Loan, 3/28/21                                                   2,022,696
          1,481,768          5.75   Electrical Components International, Inc., Loan,
                                    4/17/21                                                         1,484,546
          1,581,775          4.75   Federal-Mogul Corporation, Tranche C Term, 4/15/21              1,535,113
          1,925,000          7.50   Horizon Global Corp., Term B Loan, 6/30/21                      1,932,219
            609,505          5.50   Key Safety Systems, Inc., Initial Term Loan, 7/28/21              614,076
          1,442,265          3.75   MPG Holdco I, Inc., Tranche B-1 Term Loan (2015),
                                    10/20/21                                                        1,449,863
          1,909,282          4.50   TI Group Automotive Systems LLC, Initial US Term
                                    Loan, 6/25/22                                                   1,915,630
          2,899,274          4.00   Tower Automotive Holdings USA LLC, Initial Term
                                    Loan (2014), 4/23/20                                            2,901,086
            807,917          3.55   Visteon Corp., Tranche B Loan (First Lien), 4/8/21                811,114
                                                                                              ---------------
                                                                                              $    17,962,425
-------------------------------------------------------------------------------------------------------------
                                    Tires & Rubber -- 0.2%
          1,087,500          3.86   The Goodyear Tire & Rubber Co., Term Loan (Second
                                    Lien), 3/27/19                                            $     1,095,851
-------------------------------------------------------------------------------------------------------------
                                    Automobile Manufacturers -- 0.5%
          1,426,698          3.50   Chrysler Group LLC, Term Loan B, 5/24/17                  $     1,429,993
          1,526,286          3.25   Chrysler Group LLC, Tranche B Term Loan, 12/29/18               1,529,006
            541,751          9.75   Inteva Products LLC, Term Loan (First Lien), 8/31/21              544,798
                                                                                              ---------------
                                                                                              $     3,503,797
                                                                                              ---------------
                                    Total Automobiles & Components                            $    22,562,073
-------------------------------------------------------------------------------------------------------------
                                    CONSUMER DURABLES & APPAREL -- 1.0%
                                    Home Furnishings -- 0.4%
          2,581,653          4.25   Serta Simmons Bedding LLC, Term Loan, 10/1/19             $     2,584,418
-------------------------------------------------------------------------------------------------------------
                                    Housewares & Specialties -- 0.5%
          2,351,682          4.25   Reynolds Group Holdings, Inc., U.S. Term Loan,
                                    1/21/23                                                   $     2,359,833
          2,420,598          5.50   World Kitchen LLC, U.S. Term Loan, 3/4/19                       2,420,598
                                                                                              ---------------
                                                                                              $     4,780,431
-------------------------------------------------------------------------------------------------------------
                                    Leisure Products -- 0.1%
          1,112,584          3.75   BRP US, Inc., Term B Loan, 6/30/23                        $     1,116,478
                                                                                              ---------------
                                    Total Consumer Durables & Apparel                         $     8,481,327
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer Floating Rate Fund | Annual Report | 10/31/16

-------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                             Value
-------------------------------------------------------------------------------------------------------------
                                    CONSUMER SERVICES -- 7.7%
                                    Casinos & Gaming -- 1.4%
          3,286,985          4.25   CityCenter Holdings LLC, Term B Loan, 10/16/20            $     3,311,980
          1,112,803          4.25   Eldorado Resorts, Inc., Initial Term Loan, 7/17/22              1,120,454
            152,167          3.84   Pinnacle Entertainment Inc., Term Loan (First Lien),
                                    3/30/23                                                           152,801
          5,014,341          6.00   Scientific Games, Initial Term B-2, 10/1/21                     5,039,412
            498,750          3.75   Station Casinos LLC, Term B Facility Loan, 5/25/23                501,305
                                                                                              ---------------
                                                                                              $    10,125,952
-------------------------------------------------------------------------------------------------------------
                                    Hotels, Resorts & Cruise Lines -- 0.8%
          2,698,209          3.59   Four Seasons Holdings Inc., Term Loan, 6/27/20            $     2,711,700
            100,822          3.50   Hilton Worldwide Finance LLC, Series B-1 Term
                                    Loan, 9/23/20                                                     101,398
          1,030,674          3.03   Hilton Worldwide Finance LLC, Series B-2 Term
                                    Loan, 10/25/23                                                  1,037,576
          1,371,435          4.50   Sabre GLBL, Inc., Incremental Term Loan, 2/19/19                1,379,363
            866,333          4.00   Sabre GLBL, Inc., Term B Loan, 2/19/19                            870,974
                                                                                              ---------------
                                                                                              $     6,101,011
-------------------------------------------------------------------------------------------------------------
                                    Leisure Facilities -- 0.9%
          1,505,329          3.25   Cedar Fair LP, U.S. Term Facility, 3/6/20                 $     1,514,031
          2,314,003          6.00   L.A. Fitness International, LLC, Tranche B Term
                                    Loan (First Lien), 4/25/20                                      2,318,341
          1,524,145          4.25   Life Time Fitness, Inc., Closing Date Term Loan,
                                    6/4/22                                                          1,527,547
          1,457,976          3.28   Six Flags Theme Parks, Inc., Tranche B Term Loan,
                                    6/30/22                                                         1,464,963
                                                                                              ---------------
                                                                                              $     6,824,882
-------------------------------------------------------------------------------------------------------------
                                    Restaurants -- 0.9%
          1,674,481          3.75   Burger King BC ULC, Term B-2 Loan, 12/12/21               $     1,684,241
          1,396,500          3.29   KFC Holding Co., Term B Loan, 6/2/23                            1,412,211
          1,052,079          4.00   Landry's Inc., Term Loan (First Lien), 9/22/23                  1,059,751
          2,356,445          4.53   PF Chang's China Bistro, Inc., Term Borrowing, 7/2/19           2,329,935
                                                                                              ---------------
                                                                                              $     6,486,138
-------------------------------------------------------------------------------------------------------------
                                    Education Services -- 2.1%
          2,585,801          5.25   Bright Horizons Family Solutions, Inc., Term B
                                    Loan, 1/14/20                                             $     2,595,901
          2,870,835          5.25   Cengage Learning, Inc., 2016 Refinancing Term
                                    Loan, 5/27/23                                                   2,819,398
          1,681,497          4.00   Houghton Mifflin Harcourt Publishers, Inc., Term
                                     Loan, 5/11/21                                                  1,666,083
          2,922,414          8.87   Laureate Education, Inc., Series 2021 Extended
                                    Term Loan, 3/23/21                                              2,904,605

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/16 29

-------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                             Value
-------------------------------------------------------------------------------------------------------------
                                    Education Services (continued)
          3,391,500          5.00   McGraw-Hill Global Education Holdings LLC, Term B
                                    Loan (First Lien), 5/2/22                                 $     3,401,674
          1,942,234          5.00   Nord Anglia Education, Initial Term Loan, 3/31/21               1,954,372
                                                                                              ---------------
                                                                                              $    15,342,033
-------------------------------------------------------------------------------------------------------------
                                    Specialized Consumer Services -- 1.6%
             75,696          5.01   Allied Universal Holdco LLC, Amendment Delayed
                                    Draw Term Loan, 7/28/22                                   $        76,093
            750,993          5.50   Allied Universal Holdco LLC, Incremental Term
                                    Loan, 7/28/22                                                     751,932
          1,716,604          5.00   Creative Artists Agency LLC, Amendment No. 3
                                    Incremental Term Loan, 12/10/21                                 1,732,697
          1,293,500          5.75   GCA Merger Sub, Inc., Term Loan (First Lien),
                                    2/22/23                                                         1,290,266
          1,733,372          5.25   GENEX Holdings, Inc., Term B Loan (First Lien),
                                    5/22/21                                                         1,720,372
          2,178,995          5.25   KinderCare Education LLC, Term Loan (First Lien),
                                    8/13/22                                                         2,187,166
          1,441,750          4.75   Prime Security Services Borrower LLC, Term B Loan
                                    (First Lien), 6/19/21                                           1,454,108
          1,396,500          4.75   Prime Security Services Borrower LLC, Term B-1
                                    Loan (First Lien), 4/21/22                                      1,409,592
            911,697          4.07   Weight Watchers International, Inc., Initial Tranche B-2
                                    Term Loan, 4/2/20                                                 701,095
                                                                                              ---------------
                                                                                              $    11,323,321
                                                                                              ---------------
                                    Total Consumer Services                                   $    56,203,337
-------------------------------------------------------------------------------------------------------------
                                    MEDIA -- 8.8%
                                    Advertising -- 0.6%
          2,571,292          6.75   Affinion Group, Inc., Tranche B Term Loan, 4/30/18        $     2,505,937
          1,850,000          6.25   Polyconcept North America Holdings, Inc., Closing
                                    Date Term Loan (First Lien), 8/11/23                            1,868,500
                                                                                              ---------------
                                                                                              $     4,374,437
-------------------------------------------------------------------------------------------------------------
                                    Broadcasting -- 3.0%
          2,000,000          7.00   Beasley Broadcast Group Inc., Term Loan (First
                                    Lien), 10/6/23                                            $     1,987,500
          1,143,675          4.50   Catalina Holding Corp., Tranche B Term Loan (First
                                    Lien), 4/3/21                                                   1,036,455
            634,360          3.00   CBS Outdoor Americas Capital llc, Tranche B Term
                                    Loan (First Lien), 1/15/21                                        635,153
          1,925,000          4.50   CBS Radio Inc., Term Loan (First Lien), 10/7/23                 1,937,934
          1,636,509          4.02   Entercom Radio llc, Term B-2 Loan, 11/23/18                     1,641,623
          1,246,077          4.50   Entercom Radio LLC, Term Loan (First Lien), 11/1/23             1,255,423
          1,500,000          3.94   Gray Television, Inc., Term Loan (First Lien), 6/10/21          1,510,688

The accompanying notes are an integral part of these financial statements.

30 Pioneer Floating Rate Fund | Annual Report | 10/31/16

-------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                             Value
-------------------------------------------------------------------------------------------------------------
                                    Broadcasting (continued)
          1,670,250          4.25   Hubbard Radio LLC, Term Loan, 5/12/22                     $     1,647,284
             93,846          3.00   Mission Broadcasting Inc., Term Loan (First Lien),
                                    9/26/23                                                            94,332
          1,056,223          3.00   Nexstar Broadcasting Inc., Term Loan (First Lien),
                                    9/26/23                                                         1,061,693
          1,250,000          3.03   Nielsen Finance LLC, Term Loan (First Lien), 9/28/23            1,257,324
          1,455,000          3.32   Quebecor Media, Inc., Facility B-1 Tranche, 8/17/20             1,456,819
            706,055          3.00   Sinclair Television Group, Inc., New Tranche B Term
                                    Loan, 4/19/20                                                     709,232
          1,084,287          4.25   Townsquare Media, Inc., Initial Term Loan, 3/17/22              1,083,157
          2,802,089          4.32   Tribune Media Co., Term B Loan, 12/27/20                        2,819,602
            723,188          4.00   Univision Communications, Inc., 2013 Incremental
                                    Term Loan (C-3), 3/1/20                                           725,223
            997,338          4.00   Univision Communications, Inc., Replacement
                                    First-Lien Term Loan (C-4), 3/1/20                              1,000,039
                                                                                              ---------------
                                                                                              $    21,859,481
-------------------------------------------------------------------------------------------------------------
                                    Cable & Satellite -- 2.6%
          4,740,750          3.00   Charter Communications Operating LLC, Term F
                                    Loan, 1/1/21                                              $     4,751,616
          1,791,000          3.50   Charter Communications Operating LLC, Term I
                                    Loan (2016), 1/24/23                                            1,803,935
          1,913,109          3.75   Intelsat Jackson Holdings SA, Tranche B-2 Term
                                    Loan, 6/30/19                                                   1,832,998
          1,738,114          4.25   Learfield Communications, Inc., 2014 Replacement
                                    Term Loan (First Lien), 10/9/20                                 1,740,831
            963,111          3.25   MCC Iowa LLC, Tranche H Term Loan, 1/29/21                        968,379
          1,484,848          6.75   MediArena Acquisition BV, Dollar Term B Loan
                                    (First Lien), 8/6/21                                            1,346,572
          2,150,000          4.08   UPC Financing Partnership, Facility AN, 8/1/24                  2,163,706
          1,050,000          4.50   Wideopenwest Finance LLC, Term Loan (First Lien),
                                    8/12/23                                                         1,049,098
          3,080,000          3.53   Ziggo Secured Finance Partnership, Term Loan D,
                                    8/31/24                                                         3,083,850
                                                                                              ---------------
                                                                                              $    18,740,985
-------------------------------------------------------------------------------------------------------------
                                    Movies & Entertainment -- 2.1%
          2,109,388          4.00   AMC Entertainment, Inc., Initial Term Loan, 4/30/20       $     2,125,586
            850,000          2.75   AMC Entertainment, Inc., Term Loan B, 12/15/23                    854,250
          2,079,000          5.00   CDS US Intermediate Holdings, Inc., Initial Term
                                    Loan (First Lien), 6/25/22                                      2,088,096
             56,815          3.75   Cinedigm Digital Funding 1 LLC, Term Loan, 2/28/18                 56,672
          1,260,627          3.33   Kasima LLC, Term Loan, 5/17/21                                  1,263,778
          1,425,000          3.75   Lions Gate Entertainment Corp., Term Loan (First
                                    Lien), 10/13/23                                                 1,429,157
          1,520,000          2.50   Live Nation Entertainment Inc., Term Loan (First
                                    Lien), 10/27/23                                                 1,523,800

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/16 31

-------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                             Value
-------------------------------------------------------------------------------------------------------------
                                    Movies & Entertainment (continued)
          1,700,000          8.50   Redbox Automated Retail LLC, Term Loan (First
                                    Lien), 9/28/21                                            $     1,658,209
            497,497          3.50   Regal Cinemas Corp., Refinancing Term Loan, 4/1/22                500,814
          1,935,000          3.59   Seminole Hard Rock Entertainment, Inc., Term
                                    Loan, 5/14/20                                                   1,945,482
          2,371,495          3.75   WMG Acquisition Corp., Tranche B Refinancing Term
                                    Loan, 7/1/20                                                    2,370,755
                                                                                              ---------------
                                                                                              $    15,816,599
-------------------------------------------------------------------------------------------------------------
                                    Publishing -- 0.5%
          1,968,726          4.00   MTL Publishing LLC, Term B-3 Loan, 8/14/22                $     1,975,699
          1,002,735          0.00   Quincy Newspapers, Inc., Term Loan B, 10/19/22                  1,009,002
            800,000          5.00   Trader Corp., Term Loan (First Lien), 8/10/23                     801,000
                                                                                              ---------------
                                                                                              $     3,785,701
                                                                                              ---------------
                                    Total Media                                               $    64,577,203
-------------------------------------------------------------------------------------------------------------
                                    RETAILING -- 2.3%
                                    Department Stores -- 0.2%
          1,649,117          4.25   Neiman Marcus Group, Ltd. LLC, Other Term
                                    Loan, 10/25/20                                            $     1,520,177
-------------------------------------------------------------------------------------------------------------
                                    Apparel Retail -- 0.3%
            656,682          4.25   Hudson's Bay Co., Initial Term Loan, 8/14/22              $       661,361
          1,246,636          4.50   The Men's Wearhouse, Inc., Tranche B Term Loan,
                                    4/16/21                                                         1,232,082
                                                                                              ---------------
                                                                                              $     1,893,443
-------------------------------------------------------------------------------------------------------------
                                    Computer & Electronics Retail -- 0.0%+
             60,070          4.84   Targus Group International, Inc., Tranche A-2 Term
                                    Loan, 15.0% (15.0% PIK 0% cash), 12/31/19                 $        59,469
            180,210          4.84   Targus Group International, Inc., Tranche A-2/B Term
                                    Loan, 14.0% (15.0% PIK 0% cash), 12/31/19                         142,366
                                                                                              ---------------
                                                                                              $       201,835
-------------------------------------------------------------------------------------------------------------
                                    Home Improvement Retail -- 0.4%
          3,333,362          4.50   Apex Tool Group LLC, Term Loan, 2/1/20                    $     3,291,695
-------------------------------------------------------------------------------------------------------------
                                    Specialty Stores -- 0.5%
          1,985,000          5.00   Pet Acquisition Merger LLC, Term Loan (First Lien),
                                    1/15/23                                                   $     2,005,539
          1,512,075          4.00   Petsmart Inc., Term Loan (First Lien), 3/10/22                  1,516,800
                                                                                              ---------------
                                                                                              $     3,522,339
-------------------------------------------------------------------------------------------------------------
                                    Automotive Retail -- 0.5%
            348,196          3.34   Avis Budget Car Rental LLC, Extended Tranche B
                                    Term Loan, 3/15/22                                        $       351,286

The accompanying notes are an integral part of these financial statements.

32 Pioneer Floating Rate Fund | Annual Report | 10/31/16

-------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                             Value
-------------------------------------------------------------------------------------------------------------
                                    Automotive Retail (continued)
            206,111          3.09   Avis Budget Car Rental LLC, Tranche B Term Loan,
                                    3/15/19                                                   $       206,433
            249,877          3.59   Cooper-Standard Automotive Inc., Term Loan (First
                                    Lien), 10/28/23                                                   251,284
          1,849,618          5.75   CWGS Group LLC, Term Loan, 2/20/20                              1,857,710
            987,949          3.50   The Hertz Corp., Tranche B-1 Term Loan, 6/30/23                   995,446
                                                                                              ---------------
                                                                                              $     3,662,159
-------------------------------------------------------------------------------------------------------------
                                    Homefurnishing Retail -- 0.4%
          2,611,909          4.50   Serta Simmons Bedding LLC, Term Loan (First
                                    Lien), 10/21/23                                           $     2,612,609
                                                                                              ---------------
                                    Total Retailing                                           $    16,704,257
-------------------------------------------------------------------------------------------------------------
                                    FOOD & STAPLES RETAILING -- 1.7%
                                    Drug Retail -- 0.1%
            684,250          4.50   Hearthside Group Holdings LLC, Term Loan (First
                                    Lien), 4/24/21                                            $       685,721
-------------------------------------------------------------------------------------------------------------
                                    Food Distributors -- 1.0%
          1,112,550          4.50   AdvancePierre Foods, Inc., Effective Date Loan,
                                    5/18/23                                                   $     1,122,285
          1,341,930          4.75   Clearwater Seafoods LP, Term Loan B 2013, 6/26/19               1,348,011
          3,294,017          5.00   CSM Bakery Solutions LLC, Term Loan (First Lien),
                                    7/3/20                                                          3,212,698
          1,710,207          4.25   Del Monte Foods Consumer Products, Inc., Term
                                    Loan (First Lien), 11/26/20                                     1,591,917
                                                                                              ---------------
                                                                                              $     7,274,911
-------------------------------------------------------------------------------------------------------------
                                    Food Retail -- 0.6%
          3,039,376          4.75   Albertsons LLC, Term B-6 Loan, 6/1/23                     $     3,072,241
          1,695,603          4.75   Packers Holdings LLC, Initial Term Loan, 11/25/21               1,708,320
                                                                                              ---------------
                                                                                              $     4,780,561
                                                                                              ---------------
                                    Total Food & Staples Retailing                            $    12,741,193
-------------------------------------------------------------------------------------------------------------
                                    FOOD, BEVERAGE & TOBACCO -- 2.7%
                                    Agricultural Products -- 0.3%
          1,950,000          3.25   Darling International, Inc., Term B USD Loan,
                                    12/19/20                                                  $     1,960,969
-------------------------------------------------------------------------------------------------------------
                                    Packaged Foods & Meats -- 2.4%
            750,000          6.50   Amplify Snack Brands, Inc., Term Loan, 8/24/23            $       750,000
          1,590,000          5.25   Chobani LLC, Term Loan (First Lien), 9/30/23                    1,601,925
          1,702,726          4.50   CTI Foods Holding Co LLC, Term Loan (First Lien),
                                    6/29/20                                                         1,661,222
          1,239,913          4.56   Dole Food Co, Inc., Tranche B Term Loan, 10/25/18               1,246,113
          2,250,000          6.50   Give & Go Prepared Foods Corp., Term Loan (First
                                    Lien), 7/12/23                                                  2,251,874
          1,746,000          3.75   JBS USA LUX SA, Incremental Term Loan, 9/18/20                  1,748,916

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/16 33

-------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                             Value
-------------------------------------------------------------------------------------------------------------
                                    Packaged Foods & Meats (continued)
          1,749,252          3.75   JBS USA LUX SA, Initial Term Loan, 5/25/18                $     1,751,439
          1,696,600          5.25   Keurig Green Mountain, Inc., Term B USD Loan,
                                    2/10/23                                                         1,722,049
          2,712,880          3.25   Pinnacle Foods Finance LLC, Tranche G Term
                                    Loan, 4/29/20                                                   2,732,380
            824,500          3.25   Pinnacle Foods Finance LLC, Tranche H Term
                                    Loan, 4/29/20                                                     830,316
          1,541,803          4.94   Shearer's Foods, LLC, Term Loan (First Lien), 6/19/21           1,549,512
                                                                                              ---------------
                                                                                              $    17,845,746
                                                                                              ---------------
                                    Total Food, Beverage & Tobacco                            $    19,806,715
-------------------------------------------------------------------------------------------------------------
                                    HOUSEHOLD & PERSONAL PRODUCTS -- 1.1%
                                    Household Products -- 0.2%
            493,750          3.25   Energizer Spinco Inc., Term Loan (First Lien),
                                    5/20/22                                                   $       496,112
          1,133,809          3.25   Spectrum Brands Inc., Term Loan (First Lien),
                                    6/23/22                                                         1,146,092
                                                                                              ---------------
                                                                                              $     1,642,204
-------------------------------------------------------------------------------------------------------------
                                    Personal Products -- 0.9%
            975,000          4.25   Atrium Innovations, Inc., Term Loan, 1/29/21              $       965,250
            250,000          7.75   Atrium Innovations, Inc., Tranche B Term Loan (Second
                                    Lien), 7/29/21                                                    237,812
          1,978,120          5.00   NBTY, Inc., Dollar Term B Loan, 4/27/23                         1,985,786
            457,661          4.20   Party City Holdings Inc., Term Loan (First Lien),
                                    8/19/22                                                           459,631
          2,565,000          4.25   Revlon Consumer Products Corp., Initial Term B
                                    Loan, 7/22/23                                                   2,574,219
                                                                                              ---------------
                                                                                              $     6,222,698
                                                                                              ---------------
                                    Total Household & Personal Products                       $     7,864,902
-------------------------------------------------------------------------------------------------------------
                                    HEALTH CARE EQUIPMENT & SERVICES -- 8.5%
                                    Health Care Equipment -- 0.1%
            600,000          3.25   Convatec Healthcare, Term Loan (First Lien),
                                    10/14/23                                                  $       602,250
-------------------------------------------------------------------------------------------------------------
                                    Health Care Supplies -- 1.2%
          1,500,000          4.25   Alere, Inc., B Term Loan, 6/11/22                         $     1,495,938
          1,781,334          5.25   Greatbatch, Ltd., Term B Loan, 10/14/22                         1,759,958
          2,163,183          4.00   Halyard Health, Inc., Term Loan, 11/1/21                        2,168,862
          1,997,709          5.00   Kinetic Concepts, Inc., Dollar Term F Loan, 11/30/20            2,012,484
          1,401,433          4.25   Sterigenics-Nordion Holdings LLC, Initial Term
                                    Loan, 4/27/22                                                   1,401,433
                                                                                              ---------------
                                                                                              $     8,838,675
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Floating Rate Fund | Annual Report | 10/31/16

-------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                             Value
-------------------------------------------------------------------------------------------------------------
                                    Health Care Services -- 3.9%
            875,606          5.50   Aegis Toxicology Corp., Tranche B Term Loan (First
                                    Lien), 2/20/21                                            $       805,558
          1,008,573          4.25   Alliance HealthCare Services, Inc., Initial Term
                                    Loan, 6/3/19                                                      971,592
            390,629          6.50   Ardent Legacy Acquisitions, Inc., Term Loan, 7/31/21              390,629
          1,166,730          6.50   BioScrip, Inc., Initial Term B Loan, 7/31/20                    1,149,715
            700,038          6.50   BioScrip, Inc., Term Loan, 7/31/20                                689,829
          1,508,762          4.00   BSN Medical GmbH & Co. KG, Facility B1A, 8/28/19                1,510,647
          2,000,000          3.50   DaVita HealthCare Partners, Inc., Tranche B Loan
                                    (First Lien), 6/19/21                                           2,005,500
          2,775,049          4.25   Envision Healthcare Corp., Initial Term Loan, 5/25/18           2,782,856
            992,500          4.50   Envision Healthcare Corp., Tranche B-2 Term Loan,
                                    10/28/22                                                          997,325
          1,650,000          4.75   Examworks Group Inc., Term Loan (First Lien), 6/17/23           1,661,601
          1,002,168          5.25   Global Healthcare Exchange LLC, Term Loan (First
                                    Lien), 8/13/22                                                  1,010,937
          1,037,543          6.00   HC Group Holdings III, Inc., Initial Term Loan (First
                                    Lien), 3/25/22                                                  1,045,324
          1,550,000          4.75   Inventiv Healthcare Inc., Term Loan (First Lien),
                                    9/29/23                                                         1,551,800
          1,982,407          4.25   National Mentor Holdings, Inc., Tranche B Term
                                    Loan, 1/31/21                                                   1,987,363
            680,278          4.50   National Surgical Hospitals, Inc., Term Loan (First
                                    Lien), 5/15/22                                                    672,829
            598,500          6.50   nThrive, Inc., Initial Term Loan (First Lien), 10/19/22           603,861
            973,230          4.75   NVA Holdings, Inc., Term Loan (First Lien), 8/8/21                976,069
          1,793,630          4.25   Pharmaceutical Product Development LLC, Initial Term
                                    Loan, 8/6/22                                                    1,795,312
          3,027,163          3.84   Team Health, Inc., New Tranche B Term Loan,
                                    11/23/22                                                        3,043,701
          2,928,872          5.25   US Renal Care, Inc., Initial Term Loan (First Lien),
                                    11/16/22                                                        2,809,521
                                                                                              ---------------
                                                                                              $    28,461,969
-------------------------------------------------------------------------------------------------------------
                                    Health Care Facilities -- 2.1%
            570,688          3.75   Acadia Healthcare Co, Inc., Tranche B-2 Term
                                    Loan, 1/27/23                                             $       573,541
          1,197,000          5.50   ATI Holdings Acquisition, Inc., Initial Term Loan
                                    (First Lien), 5/6/23                                            1,205,729
            238,017          4.08   CHS, Incremental 2018 Term F Loan, 12/31/18                       233,214
            536,346          3.59   CHS, Incremental 2019 Term G Loan, 12/31/19                       511,391
            986,863          4.00   CHS, Incremental 2021 Term H Loan, 1/27/21                        937,890
          2,364,015          4.00   Concentra, Inc., Tranche B Term Loan (First Lien),
                                    5/8/22                                                          2,366,970
            281,540          3.59   HCA, Inc., Tranche B-7 Term Loan, 2/5/24                          284,155

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/16 35

-------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                             Value
-------------------------------------------------------------------------------------------------------------
                                    Health Care Facilities (continued)
          3,357,268          4.25   Kindred Healthcare, Inc., Tranche B Loan (First
                                    Lien), 4/10/21                                            $     3,364,234
            249,069          9.75   MMM Holdings, Inc., Term Loan, 10/9/17 (d)                        235,993
          1,990,000          6.75   Quorum Health Corp., Term Loan, 4/12/22                         1,876,285
            437,054          6.00   Select Medical Corp., Series E Tranche B Term
                                    Loan, 6/1/18                                                      437,874
          1,293,500          6.00   Select Medical Corp., Series F Tranche B Term
                                    Loan, 3/4/21                                                    1,303,589
          1,759,706          5.00   Vizient Inc., Term Loan (First Lien), 2/11/23                   1,775,654
                                                                                              ---------------
                                                                                              $    15,106,519
-------------------------------------------------------------------------------------------------------------
                                    Managed Health Care -- 0.3%
            181,072          9.75   MSO of Puerto Rico, Inc., MSO Term Loan,
                                    12/12/17 (d)                                              $       171,566
          1,995,000          7.00   Prospect Medical Holdings Inc., Term Loan (First
                                    Lien), 6/20/22                                                  1,983,778
                                                                                              ---------------
                                                                                              $     2,155,344
-------------------------------------------------------------------------------------------------------------
                                    Health Care Technology -- 0.7%
          3,558,793          3.75   Change Healthcare Holdings, Inc., Term B-2
                                    Loan, 11/2/18                                             $     3,570,359
            962,593          3.50   IMS Health, Inc., Term B Dollar Loan, 3/17/21                     967,858
          1,025,000          4.25   Press Ganey Holdings Inc., Term Loan (First Lien),
                                    9/29/23                                                         1,026,281
                                                                                              ---------------
                                                                                              $     5,564,498
-------------------------------------------------------------------------------------------------------------
                                    Pharmaceuticals -- 0.2%
          1,600,000          0.00   Genoa A Qol Healthcare LLC, Term Loan (First
                                    Lien), 10/28/23                                           $     1,604,000
                                                                                              ---------------
                                    Total Health Care Equipment & Services                    $    62,333,255
-------------------------------------------------------------------------------------------------------------
                                    PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                                    SCIENCES -- 3.3%
                                    Biotechnology -- 0.5%
          3,156,514          3.59   Alkermes, Inc., 2019 Term Loan, 9/25/19                   $     3,160,459
            675,239          7.00   Lantheus Medical Imaging, Inc., Initial Term
                                    Loan, 6/25/22                                                     664,548
                                                                                              ---------------
                                                                                              $     3,825,007
-------------------------------------------------------------------------------------------------------------
                                    Pharmaceuticals -- 2.3%
          1,353,391          5.25   Akorn, Inc., Term Loan B, 11/13/20                        $     1,370,309
          1,837,372          5.25   Concordia Healthcare Corp., Initial Dollar Term
                                    Loan, 10/20/21                                                  1,657,846
          2,072,300          4.25   DPx Holdings BV, 2015 Incremental Dollar Term
                                    Loan, 1/23/21                                                   2,075,539

The accompanying notes are an integral part of these financial statements.

36 Pioneer Floating Rate Fund | Annual Report | 10/31/16

-------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                             Value
-------------------------------------------------------------------------------------------------------------
                                    Pharmaceuticals (continued)
          2,403,988          3.75   Endo Luxembourg Finance I Co Sarl, 2015
                                    Incremental Term B Loan, 6/24/22                          $     2,403,613
          1,170,000          3.46   Grifols Worldwide Operations USA, Inc., U.S.
                                    Tranche B Term Loam, 4/1/21                                     1,181,700
            600,000          5.50   Horizon Pharma Inc., Term Loan (First Lien), 5/7/21               603,375
          1,609,898          3.34   Mallinckrodt International Finance SA, Initial
                                    Term B Loan, 3/6/21                                             1,609,396
            686,327          3.50   Prestige Brands, Inc., Term B-3 Loan, 9/3/21                      690,403
          1,169,914          3.03   RPI Finance Trust, Term Loan (First Lien), 10/5/22              1,182,223
          1,240,563          5.25   Valeant Pharmaceuticals International, Inc.,
                                    Series C-2 Tranche B Term Loan, 12/11/19                        1,241,493
          1,930,386          5.25   Valeant Pharmaceuticals International, Inc.,
                                    Series E-1 Tranche B Term Loan, 8/5/20                          1,931,191
            573,066          5.50   Valeant Pharmaceuticals, Series F-1, 3/11/22                      574,033
                                                                                              ---------------
                                                                                              $    16,521,121
-------------------------------------------------------------------------------------------------------------
                                    Life Sciences Tools & Services -- 0.5%
          2,576,618          5.75   Albany Molecular Research, Inc., Term Loan,
                                    7/14/21                                                   $     2,589,501
          1,408,842          4.25   Catalent Pharma Solutions, Dollar Term Loan,
                                    5/20/21                                                         1,417,940
                                                                                              ---------------
                                                                                              $     4,007,441
                                                                                              ---------------
                                    Total Pharmaceuticals, Biotechnology &
                                    Life Sciences                                             $    24,353,569
-------------------------------------------------------------------------------------------------------------
                                    BANKS -- 0.2%
                                    Thrifts & Mortgage Finance -- 0.2%
          1,219,546          5.50   Ocwen Financial Corp., Initial Term Loan, 1/15/18         $     1,222,214
                                                                                              ---------------
                                    Total Banks                                               $     1,222,214
-------------------------------------------------------------------------------------------------------------
                                    DIVERSIFIED FINANCIALS -- 3.5%
                                    Other Diversified Financial Services -- 1.3%
            730,571          5.50   4L Technologies Inc., Term Loan, 5/8/20                   $       692,673
          1,043,001          3.63   AWAS Finance Luxembourg 2012 SA, Term
                                    Loan, 7/16/18                                                   1,049,194
          2,444,446          4.75   Builders FirstSource, Inc., Initial Term Loan,
                                    7/31/22                                                         2,459,419
            475,000          3.59   Delos Finance SARL, Tranche B Term Loan, 2/27/21                  478,919
          2,449,255          3.54   Fly Funding II Sarl, Loan, 8/9/19                               2,456,527
          2,467,125          5.50   Livingston International, Inc., Initial Term B-1 Loan
                                    (First Lien), 4/18/19                                           2,359,188
                                                                                              ---------------
                                                                                              $     9,495,920
-------------------------------------------------------------------------------------------------------------
                                    Specialized Finance -- 1.1%
          4,200,127          3.53   Avago Technologies, Term Loan (First Lien), 2/1/23        $     4,248,693
          1,492,424          6.25   DBRS, Ltd., Initial Term Loan, 2/25/22                          1,419,669

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/16 37

-------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                             Value
-------------------------------------------------------------------------------------------------------------
                                    Specialized Finance (continued)
            498,724          3.34   SBA Senior Finance II LLC, Incremental Tranche B-1
                                    Term Loan, 3/31/21                                        $       499,798
          2,172,385          3.50   Trans Union LLC, 2016 Incremental Term B-2
                                    Commitment, 4/9/21                                              2,181,696
                                                                                              ---------------
                                                                                              $     8,349,856
-------------------------------------------------------------------------------------------------------------
                                    Asset Management & Custody Banks -- 0.3%
          1,868,486          4.75   Vistra Group Ltd., Term Loan (First Lien), 7/21/22        $     1,866,151
-------------------------------------------------------------------------------------------------------------
                                    Investment Banking & Brokerage -- 0.5%
          1,960,304          4.75   Duff & Phelps Corp., Initial Term Loan, 4/23/20           $     1,962,142
            306,110          3.50   Guggenheim Partners Investment Management
                                    Holdings LLC, Initial Term Loan, 7/22/20                          307,066
          1,687,626          3.50   Guggenheim Partners Investment Management
                                    Holdings LLC, Initial Term Loan, 7/22/23                        1,683,407
                                                                                              ---------------
                                                                                              $     3,952,615
-------------------------------------------------------------------------------------------------------------
                                    Mortgage REIT -- 0.3%
          2,076,324          3.50   Starwood Property Trust, Inc., Term Loan, 4/17/20         $     2,080,218
                                                                                              ---------------
                                    Total Diversified Financials                              $    25,744,760
-------------------------------------------------------------------------------------------------------------
                                    INSURANCE -- 0.9%
                                    Insurance Brokers -- 0.3%
            296,225          4.50   National Financial Partners Corp., Tranche B Term
                                    Loan (First Lien), 7/1/20                                 $       297,309
          2,047,247          4.25   USI Insurance Services LLC, Term B Loan, 12/30/19               2,050,659
                                                                                              ---------------
                                                                                              $     2,347,968
-------------------------------------------------------------------------------------------------------------
                                    Life & Health Insurance -- 0.2%
          1,240,981          6.75   Integro, Ltd., Initial Term Loan (First Lien), 10/9/22    $     1,222,366
-------------------------------------------------------------------------------------------------------------
                                    Multi-line Insurance -- 0.1%
            676,044          4.75   Alliant Holdings Intermediate LLC, Initial Term
                                    Loan, 7/28/22                                             $       677,382
-------------------------------------------------------------------------------------------------------------
                                    Property & Casualty Insurance -- 0.3%
          2,326,841          5.75   Confie Seguros Holding II Company, Term Loan
                                    (First Lien), 4/13/22                                     $     2,306,481
                                                                                              ---------------
                                    Total Insurance                                           $     6,554,197
-------------------------------------------------------------------------------------------------------------
                                    SOFTWARE & SERVICES -- 5.5%
                                    Internet Software & Services -- 0.9%
          1,658,125          5.50   Match Group, Inc., Term B-1 Loan, 10/27/22                $     1,671,597
          2,875,000          5.00   Rackspace Hosting Inc., Term Loan (First Lien),
                                    10/26/23                                                        2,894,766
          1,660,000          3.75   Zayo Group LLC, 2021 Term Loan, 7/2/19                          1,669,857
                                                                                              ---------------
                                                                                              $     6,236,220
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

38 Pioneer Floating Rate Fund | Annual Report | 10/31/16

-------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                             Value
-------------------------------------------------------------------------------------------------------------
                                    IT Consulting & Other Services -- 1.9%
            666,756          3.28   Booz Allen Hamilton, Inc., New Refinancing
                                    Tranche B Term Loan, 7/7/23                               $       672,173
          2,361,902          3.00   CDW LLC, Term Loan, 8/16/23                                     2,372,445
          1,955,000          5.84   Evergreen Skills Lux Sarl, Initial Term Loan (First
                                    Lien), 4/23/21                                                  1,743,616
            775,000          4.00   Kronos Inc., Term Loan (First Lien), 10/20/23                     779,299
            782,870          4.50   Kronos, Inc., Incremental Term Loan (First Lien),
                                    10/30/19                                                          784,888
          1,316,501          3.41   NXP BV, Term Loan (First Lien), 12/7/20                         1,322,569
            269,448          2.84   NXP Semiconductors, Term Loan (First Lien), 3/4/17                269,986
          1,400,771          4.50   PSAV Presentation Services, Tranche B Term Loan
                                    (First Lien), 1/24/21                                           1,406,024
          1,600,000          5.25   Rocket Software Inc., Term Loan (First Lien),
                                    10/11/23                                                        1,610,000
            615,008          3.25   Science Applications International Corp., Tranche B
                                    Incremental Loan, 4/21/22                                         620,005
            992,481          6.50   Sitel Worldwide Corp., Term Loan (First Lien),
                                    8/21/21                                                           989,690
          1,069,375          7.00   TaxAct, Inc., Initial Term Loan, 12/31/22                       1,082,742
                                                                                              ---------------
                                                                                              $    13,653,437
-------------------------------------------------------------------------------------------------------------
                                    Data Processing & Outsourced Services -- 0.5%
            246,875          3.75   Black Knight InfoServ LLC, Term B Loan, 5/7/22            $       249,035
            750,000          4.27   First Data Corp., 2022 Dollar Term Loan, 7/10/22                  756,146
          1,316,073          3.52   First Date Corporation, Term Loan (First Lien),
                                    3/24/21                                                         1,330,330
          1,246,875          4.25   WEX, Inc., Term B Loan, 6/24/23                                 1,262,461
                                                                                              ---------------
                                                                                              $     3,597,972
-------------------------------------------------------------------------------------------------------------
                                    Application Software -- 1.8%
          1,519,205          4.00   Applied Systems, Inc., Initial Term Loan (First
                                    Lien), 1/15/21                                            $     1,523,795
            825,000          7.00   Dell Software, Term Loan (First Lien), 9/27/22                    824,263
          2,450,000          6.25   DTI HoldCo, Inc., Term Loan (First Lien), 9/23/23               2,431,625
          1,081,870          3.75   Infor., Tranche B-5 Term Loan (First Lien), 6/3/20              1,080,518
          1,149,243          4.50   MA FinanceCo LLC, Initial Tranche B-2 Term Loan,
                                    11/20/21                                                        1,155,168
            420,029          4.50   MA FinanceCo LLC, Initial Tranche C Term Loan,
                                    11/20/19                                                          422,242
          2,118,115          6.25   STG-Fairway Acquisitions, Inc., Term Loan (First
                                    Lien), 6/30/22                                                  2,090,315
          1,723,817          3.51   Verint Systems, Inc., Tranche B-2 Term Loan (First
                                    Lien), 9/6/19                                                   1,738,685
          2,032,865          4.75   VF Holdings Corp., Initial Term Loan (First Lien),
                                    6/17/23                                                         2,043,188
                                                                                              ---------------
                                                                                              $    13,309,799
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/16 39

-------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                             Value
-------------------------------------------------------------------------------------------------------------
                                    Systems Software -- 0.4%
          2,800,088          4.00   EZE Software Group LLC, Term B-1 Loan, 4/6/20             $     2,800,088
            488,750          5.00   MSC Software Corp., Initial Term Loan (First Lien),
                                    5/28/20                                                           488,139
                                                                                              ---------------
                                                                                              $     3,288,227
                                                                                              ---------------
                                    Total Software & Services                                 $    40,085,655
-------------------------------------------------------------------------------------------------------------
                                    TECHNOLOGY HARDWARE & EQUIPMENT -- 1.5%
                                    Communications Equipment -- 0.2%
            398,000          4.25   Ciena Corp., 2016 Term Loan, 4/25/21                      $       399,990
            391,000          3.75   Ciena Corp., Term Loan, 7/15/19                                   392,955
            522,431          3.54   CommScope, Inc., Tranche 4 Term Loan, 1/14/18                     523,240
            346,500          3.75   CommScope, Inc., Tranche 5 Term Loan (2015),
                                    12/29/22                                                          348,837
                                                                                              ---------------
                                                                                              $     1,665,022
-------------------------------------------------------------------------------------------------------------
                                    Technology Hardware, Storage & Peripherals -- 0.4%
          2,500,000          5.25   Diebold Inc., Term Loan (First Lien), 3/18/23             $     2,532,812
            798,000          4.50   Western Digital Corp., U.S. Term B-1 Loan, 4/29/23                808,225
                                                                                              ---------------
                                                                                              $     3,341,037
-------------------------------------------------------------------------------------------------------------
                                    Electronic Equipment Manufacturers -- 0.2%
          1,309,091          4.09   Zebra Technologies Corp., Refinancing Term Loan,
                                    12/27/21                                                  $     1,324,364
-------------------------------------------------------------------------------------------------------------
                                    Electronic Components -- 0.3%
            337,154          3.60   Generac Power Systems, Inc., Term Loan B, 5/31/20         $       337,468
          1,890,404          5.75   Mirion Technologies Finance LLC, Initial Term Loan
                                    (First Lien), 1/26/22                                           1,901,038
                                                                                              ---------------
                                                                                              $     2,238,506
-------------------------------------------------------------------------------------------------------------
                                    Technology Distributors -- 0.4%
          1,361,941          5.00   Deltek, Inc., Term Loan (First Lien), 12/31/22            $     1,370,964
            153,937          4.00   SS&C European Holdings SARL, Term B-2 Loan,
                                    6/29/22                                                           155,311
          1,264,891          4.00   SS&C Technologies, Inc., Term B-1 Loan, 6/29/22                 1,276,185
                                                                                              ---------------
                                                                                              $     2,802,460
                                                                                              ---------------
                                    Total Technology Hardware & Equipment                     $    11,371,389
-------------------------------------------------------------------------------------------------------------
                                    SEMICONDUCTORS & SEMICONDUCTOR
                                    EQUIPMENT -- 1.1%
                                    Semiconductor Equipment -- 0.4%
            922,857          3.50   Emtegris, Inc., Term Loan B, 3/25/21                      $       928,624
            856,635          4.25   MKS Instruments, Inc., Tranche B-1 Term Loan,
                                    4/29/23                                                           865,915
            473,147          3.09   Sensata Technologies BV, Sixth Amendment Term
                                    Loan, 10/14/21                                                    476,231

The accompanying notes are an integral part of these financial statements.

40 Pioneer Floating Rate Fund | Annual Report | 10/31/16

-------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                             Value
-------------------------------------------------------------------------------------------------------------
                                    Semiconductor Equipment (continued)
            500,000          3.34   Versum Materials Inc., Term Loan (First Lien),
                                    9/21/23                                                   $       503,438
                                                                                              ---------------
                                                                                              $     2,774,208
-------------------------------------------------------------------------------------------------------------
                                    Semiconductors -- 0.7%
          1,984,923          4.63   M/A-COM Technology, Initial Term Loan, 5/7/21             $     2,007,254
            997,500          4.29   Micron Technology, Inc., Term Loan, 4/26/22                     1,008,971
            315,989          3.75   Microsemi Corp., Closing Date Term B Loan,
                                    12/17/22                                                          319,215
          1,675,000          3.78   On Semiconductor Corp., Term Loan (First Lien),
                                    3/31/23                                                         1,686,665
                                                                                              ---------------
                                                                                              $     5,022,105
                                                                                              ---------------
                                    Total Semiconductors & Semiconductor Equipment            $     7,796,313
-------------------------------------------------------------------------------------------------------------
                                    TELECOMMUNICATION SERVICES -- 2.2%
                                    Cable & Satellite -- 0.3%
          2,427,266          3.50   Telesat Canada, U.S. Term B Loan, 3/28/19                 $     2,432,577
-------------------------------------------------------------------------------------------------------------
                                    Integrated Telecommunication Services -- 1.3%
          2,716,000          4.00   Cincinnati Bell, Inc., Tranche B Term Loan, 9/10/20       $     2,724,205
            599,308          4.00   GCI Holdings, Inc., New Term B Loan, 2/2/22                       600,806
          1,500,000          0.00   Level 3 Financing, Inc., Tranche B-II 2022 Term
                                    Loan, 5/31/22                                                   1,507,875
          1,210,000          5.59   Sable International Finance Ltd., Term Loan (First
                                    Lien), 12/2/22                                                  1,223,235
            990,000          5.83   Sable International Finance Ltd., Term Loan (First
                                    Lien), 12/2/22                                                  1,000,829
            224,921          4.75   Securus Technologies Holdings, Inc., Initial Term
                                    Loan (First Lien), 4/30/20                                        222,109
            504,991          3.50   Virgin Media Investment Holdings, Ltd., F Facility,
                                    6/30/23                                                           507,463
            786,050          4.75   Windstream Services LLC, Term Loan (First Lien),
                                    9/30/21                                                           789,858
            970,251          3.50   Windstream Services LLC, Tranche B-5 Term Loan,
                                    8/8/19                                                            969,335
                                                                                              ---------------
                                                                                              $     9,545,715
-------------------------------------------------------------------------------------------------------------
                                    Wireless Telecommunication Services -- 0.6%
          2,373,698          3.88   Altice US Finance I Corp, Term Loan (First Lien),
                                    10/25/24                                                  $     2,385,566
          1,094,500          5.00   SFR Group SA, USD TLB-7 Loan, 1/31/24                           1,102,709
            446,625          3.50   T-Mobile USA, Inc., Senior Lien Term Loan, 11/3/22                450,493
                                                                                              ---------------
                                                                                              $     3,938,768
                                                                                              ---------------
                                    Total Telecommunication Services                          $    15,917,060
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/16 41

-------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                             Value
-------------------------------------------------------------------------------------------------------------
                                    UTILITIES -- 3.1%
                                    Electric Utilities -- 1.5%
          2,574,740          5.84   APLP Holdings LP, Term Loan, 4/12/23                      $     2,619,798
          2,563,875          3.09   Calpine Construction Finance Co. LP, Term B-1
                                    Loan, 5/3/20                                                    2,553,461
          2,250,000          6.00   Talen Energy Supply LLC, Term Loan (First Lien),
                                    10/18/23                                                        2,257,031
            311,829          5.00   TEX Operations Co LLC, Term C Loan, 7/27/23                       314,265
          1,367,251          5.00   TEX Operations Co LLC, Term Loan, 7/27/23                       1,377,933
          1,000,000          4.00   The Dayton Power & Light Co., Loan, 8/18/22                     1,010,000
          1,281,847          5.00   TPF II Power, LLC, Term Loan, 10/2/21                           1,296,908
                                                                                              ---------------
                                                                                              $    11,429,396
-------------------------------------------------------------------------------------------------------------
                                    Multi-Utilities -- 0.1%
            970,183          5.25   EFS Cogen Holdings I LLC, Term B Advance, 6/28/23         $       981,098
-------------------------------------------------------------------------------------------------------------
                                    Water Utilities -- 0.6%
          1,941,294          4.00   WCA Waste Systems Inc., Term Loan (First Lien),
                                    8/12/23                                                   $     1,943,721
          2,274,375          4.75   WTG Holdings III Corp., Term Loan (First Lien),
                                    12/12/20                                                        2,280,061
                                                                                              ---------------
                                                                                              $     4,223,782
-------------------------------------------------------------------------------------------------------------
                                    Independent Power Producers & Energy
                                    Traders -- 0.9%
          1,377,563          3.59   Calpine Corp., Term Loan, 5/28/22                         $     1,382,406
          1,000,000          4.84   Dynegy, Inc., Term Loan, 6/27/23                                1,006,736
          1,190,769          4.00   Dynegy, Inc., Tranche B-2 Term Loan, 4/23/20                    1,193,002
          2,022,873          3.50   NRG Energy, Inc., Term Loan, 6/30/23                            2,029,447
            923,102          7.00   TerraForm AP Acquisition Holdings LLC, Term
                                    Loan, 6/26/22                                                     918,486
                                                                                              ---------------
                                                                                              $     6,530,077
                                                                                              ---------------
                                    Total Utilities                                           $    23,164,353
-------------------------------------------------------------------------------------------------------------
                                    REAL ESTATE -- 1.3%
                                    Diversified REIT -- 0.1%
            800,000          3.75   ESH Hospitality, Inc., Initial Term Loan, 8/17/23         $       806,000
-------------------------------------------------------------------------------------------------------------
                                    Hotel & Resort REIT -- 0.4%
          2,721,325          4.00   MGM Growth Properties Operating Partnership LP,
                                    Term B Loan, 4/7/23                                       $     2,733,655
-------------------------------------------------------------------------------------------------------------
                                    Retail REIT -- 0.3%
          2,476,203          4.25   DTZ US Borrower LLC, 2015-1 Additional Term Loan
                                    (First Lien), 11/4/21                                     $     2,476,203
-------------------------------------------------------------------------------------------------------------
                                    Specialized REIT -- 0.3%
          2,104,020          5.00   Communications Sales & Leasing, Inc., Term
                                    Loan, 10/16/22                                            $     2,111,647
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

42 Pioneer Floating Rate Fund | Annual Report | 10/31/16

-------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                              Value
-------------------------------------------------------------------------------------------------------------
                                    Real Estate Services -- 0.2%
          1,577,172          4.50   Altisource Solutions Sarl, Term B Loan, 12/9/20           $     1,529,858
                                                                                              ---------------
                                    Total Real Estate                                         $     9,657,363
-------------------------------------------------------------------------------------------------------------
                                    TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                    (Cost $620,231,637)                                       $   621,304,673
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Shares
-------------------------------------------------------------------------------------------------------------
                                    MUTUAL FUNDS -- 0.5%
                                    DIVERSIFIED FINANCIALS -- 0.5%
                                    Other Diversified Financial Services -- 0.5%
             36,000                 iShares iBoxx $ High Yield Corporate Bond ETF             $     3,096,720
             50,000                 PowerShares Senior Loan Portfolio                               1,159,000
                                                                                              ---------------
                                                                                              $     4,255,720
                                                                                              ---------------
                                    Total Diversified Financials                              $     4,255,720
-------------------------------------------------------------------------------------------------------------
                                    TOTAL MUTUAL FUNDS
                                    (Cost $4,085,668)                                         $     4,255,720
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Principal
Amount ($)
-------------------------------------------------------------------------------------------------------------
                                    TEMPORARY CASH INVESTMENTS -- 0.2%
                                    Certificate of Deposit -- 0.2%
          1,790,000          1.26   Sumitomo Mitsui, Floating Rate Note, 11/1/16              $     1,792,510
-------------------------------------------------------------------------------------------------------------
                                    TOTAL TEMPORARY CASH INVESTMENTS
                                    (Cost $1,790,000)                                         $     1,792,510
-------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENT IN SECURITIES -- 105.8%
                                    (Cost $774,620,586) (a)                                   $   776,633,214
-------------------------------------------------------------------------------------------------------------
                                    OTHER ASSETS & LIABILITIES -- (5.8)%                      $   (42,811,334)
-------------------------------------------------------------------------------------------------------------
                                    NET ASSETS -- 100.0%                                      $   733,821,880
=============================================================================================================

+             Amount rounds to less than 0.1%.

(Cat Bond)    Catastrophe or event-linked bond. At October 31, 2016,
              the value of these securities amounted to $5,664,130 or 0.8% of net assets. See Notes to Financial Statements -- Note 1H.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2016, the value of these securities amounted to $20,877,488 or 2.8% of net assets.

REIT          Real Estate Investment Trust.

REMICS        Real Estate Mortgage Investment Conduits.

(Perpetual)   Security with no stated maturity date.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/16 43

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major U.S. banks, (iii) the certificate of deposit or
              (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At October 31, 2016, the net unrealized appreciation on investments based on cost for federal income tax purposes of $775,121,063 was as follows:

               Aggregate gross unrealized appreciation for all investments in
                  which there is an excess of value over tax cost                             $     6,964,605
               Aggregate gross unrealized depreciation for all investments
                 in which there is an excess of tax cost over value                                (5,452,454)
                                                                                              ---------------
               Net unrealized appreciation                                                    $     1,512,151
                                                                                              ===============

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.

(c) Security issued with a zero coupon. Income is earned through accretion of discount.

(d)           Security is in default.

(e) Structured reinsurance investment. At October 31, 2016, the value of these securities amounted to $4,398,900 or 0.6% of net assets. See Notes to Financial Statements -- Note 1H.

(f)           Rate to be determined.

(g) Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes to Financial Statements -- Note 1A.

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2016 were as follows:

-------------------------------------------------------------------------------
                                       Purchases                  Sales
-------------------------------------------------------------------------------
Long-Term U.S. Government              $ 70,195,009               $ 23,038,119
Other Long-Term Securities             $426,387,823               $304,457,199

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Pioneer Investment Management, Inc. serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices.

During the year ended October 31, 2016, the Fund engaged in purchases and sales pursuant to these procedures amounting to $5,303,492 and $--, respectively.

The accompanying notes are an integral part of these financial statements.

44 Pioneer Floating Rate Fund | Annual Report | 10/31/16

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS -- SELL PROTECTION

------------------------------------------------------------------------------------------------------------------
                                                                                       Premiums
Notional                          Obligation                    Credit    Expiration   Paid          Unrealized
Principal ($)(1)     Exchange     Entity/Index        Coupon    Rating(2) Date         (Received)    Appreciation
------------------------------------------------------------------------------------------------------------------
      1,347,500      Chicago      Markit CDX North    5.00%     B+        6/20/20      $ 81,115      $ 5,920
                     Mercantile   America High
                     Exchange     Yield Index
      3,000,000      Chicago      Markit CDX North    1.00%     BBB+      12/20/20       (6,531)      46,084
                     Mercantile   America Investment
                     Exchange     Grade Index
      1,514,700      Chicago      Markit CDX North    5.00%     B+        12/20/20      (14,404)      97,172
                     Mercantile   America High
                     Exchange     Yield Index
------------------------------------------------------------------------------------------------------------------
                                                                                       $ 60,180      $149,176
==================================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2) Based on Standard & Poor's rating of the issuer or the weighted average of all the underlying securities in the index.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/16 45

The following is a summary of the inputs used as of October 31, 2016, in valuing the Fund's investments:

------------------------------------------------------------------------------------------------
                              Level 1          Level 2           Level 3          Total
------------------------------------------------------------------------------------------------
 Preferred Stocks             $   278,328      $         --      $        --      $      278,328
 Common Stocks
   Commercial Services &
     Supplies
     Diversified Support
        Services                       --             42,996              --              42,996
   Consumer Services
     Education Services                --            538,453              --             538,453
   Retailing
     Computer &
        Electronics Retail             --                 --          53,035              53,035
 Asset Backed Securities               --          1,012,221              --           1,012,221
 Collateralized Mortgage
   Obligations                         --          6,362,952              --           6,362,952
 Corporate Bonds
   Insurance
     Reinsurance                       --          5,021,815       5,041,215          10,063,030
   All Other
     Corporate Bonds                   --         34,145,175              --          34,145,175
 U.S. Government and
   Agency Obligations                  --         96,784,121              --          96,784,121
 Senior Floating Rate
   Loan Interests                      --        621,304,673              --         621,304,673
 Mutual Funds                   4,255,720                 --              --           4,255,720
 Certificate of Deposit                --          1,792,510              --           1,792,510
------------------------------------------------------------------------------------------------
 Total                        $ 4,534,048      $ 767,004,916     $ 5,094,250      $  776,633,214
================================================================================================

------------------------------------------------------------------------------------------------
                              Level 1          Level 2           Level 3          Total
------------------------------------------------------------------------------------------------
 Other Financial
   Instruments
 Unrealized appreciation
   on centrally cleared
   swap contracts             $        --      $149,176          $         --     $149,176
------------------------------------------------------------------------------------------------
 Total Other Financial
   Instruments                $        --      $149,176          $         --     $149,176
================================================================================================

The accompanying notes are an integral part of these financial statements.

46 Pioneer Floating Rate Fund | Annual Report | 10/31/16

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

-----------------------------------------------------------------------------------------------------------
                                                        Common             Corporate
                                                        Stocks             Bonds                Total
-----------------------------------------------------------------------------------------------------------
Balance as of 10/31/15                                  $      --          $   596,223          $   596,223
Realized gain (loss)(1)                                        --                   --                   --
Change in unrealized
  appreciation (depreciation)(2)                         (138,328)             337,969              199,641
Purchases                                                 191,363            4,655,123            4,846,486
Sales                                                          --             (548,100)            (548,100)
Changes between Level 3*                                       --                   --                   --
-----------------------------------------------------------------------------------------------------------
Balance as of 10/31/16                                  $  53,035          $ 5,041,215          $ 5,094,250
===========================================================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the year ended October 31, 2016, there were no transfers between Levels 1, 2 and 3.

      Net change in unrealized appreciation
      (depreciation) of investments still held as of 10/31/16    $       247,765
                                                                 ---------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/16 47

Statement of Assets and Liabilities | 10/31/16

ASSETS:
  Investment in securities (cost $774,620,586)                                         $776,633,214
  Cash                                                                                   18,816,596
  Restricted cash*                                                                          211,066
  Receivables --
     Investment securities sold                                                           2,067,095
     Fund shares sold                                                                     5,850,287
     Interest                                                                             2,218,081
  Due from Pioneer Investment Management, Inc.                                              106,527
  Unrealized appreciation on unfunded loan commitments                                        5,386
  Other assets                                                                               38,557
---------------------------------------------------------------------------------------------------
        Total assets                                                                   $805,946,809
===================================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                                   $ 69,266,599
     Fund shares repurchased                                                              2,266,978
     Distributions                                                                          171,821
     Trustee fees                                                                             2,306
  Variation margin for centrally cleared swap contracts                                       3,060
  Due to affiliates                                                                          79,156
  Accrued expenses                                                                          335,009
---------------------------------------------------------------------------------------------------
        Total liabilities                                                              $ 72,124,929
===================================================================================================
NET ASSETS:
  Paid-in capital                                                                      $749,275,764
  Undistributed net investment income                                                       822,635
  Accumulated net realized loss on investments and swap contracts                       (18,443,709)
  Net unrealized appreciation on investments                                              2,012,628
  Unrealized appreciation on swap contracts                                                 149,176
  Unrealized appreciation on unfunded loan commitments                                        5,386
---------------------------------------------------------------------------------------------------
        Net assets                                                                     $733,821,880
===================================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $194,408,281/28,637,862 shares)                                    $       6.79
  Class C (based on $85,563,393/12,596,735 shares)                                     $       6.79
  Class K (based on $698,055/102,850 shares)                                           $       6.79
  Class Y (based on $453,152,151/66,585,890 shares)                                    $       6.81
MAXIMUM OFFERING PRICE:
  Class A ($6.79 (divided by) 95.5%)                                                   $       7.11
===================================================================================================

* Represents restricted cash deposited at the custodian and/or counterparty for derivative contracts.

The accompanying notes are an integral part of these financial statements.

48 Pioneer Floating Rate Fund | Annual Report | 10/31/16

Statement of Operations

For the Year Ended 10/31/16

INVESTMENT INCOME:
  Interest                                                             $ 29,820,010
  Dividends                                                                 311,885
---------------------------------------------------------------------------------------------------
        Total investment income                                                        $ 30,131,895
---------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                      $  3,799,573
  Transfer agent fees
     Class A                                                                 12,042
     Class C                                                                  8,356
     Class K                                                                     31
     Class Y                                                                    915
  Distribution fees
     Class A                                                                450,668
     Class C                                                                885,699
  Shareholder communications expense                                        516,857
  Administrative expense                                                    226,599
  Custodian fees                                                             98,229
  Registration fees                                                         107,512
  Professional fees                                                         108,702
  Printing expense                                                           40,459
  Fees and expenses of nonaffiliated Trustees                                26,142
  Miscellaneous                                                             271,232
---------------------------------------------------------------------------------------------------
     Total expenses                                                                    $  6,553,016
     Less fees waived and expenses reimbursed by
        Pioneer Investment Management, Inc.                                                (510,069)
---------------------------------------------------------------------------------------------------
     Net expenses                                                                      $  6,042,947
---------------------------------------------------------------------------------------------------
        Net investment income                                                          $ 24,088,948
---------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
SWAP CONTRACTS AND UNFUNDED LOAN COMMITMENTS
  Net realized gain (loss) on:
     Investments                                                       $ (9,930,720)
     Swap contracts                                                         112,575    $ (9,818,145)
---------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                       $ 15,312,139
     Swap contracts                                                         145,222
     Unfunded loan commitments                                                1,974    $ 15,459,335
---------------------------------------------------------------------------------------------------
  Net realized and unrealized loss on investments, swap contracts
     and unfunded loan commitments                                                     $  5,641,190
---------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                 $ 29,730,138
===================================================================================================

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/16 49

Statements of Changes in Net Assets

---------------------------------------------------------------------------------------------------
                                                                  Year Ended        Year Ended
                                                                  10/31/16          10/31/15
---------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                      $  24,088,948     $   22,034,023
Net realized gain (loss) on investments and
  swap contracts                                                     (9,818,145)        (4,788,749)
Change in net unrealized appreciation (depreciation) on
  investments, swap contracts and unfunded
  loan commitments                                                   15,459,335         (7,422,136)
---------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations        $  29,730,138     $    9,823,138
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.23 and $0.23 per share, respectively)           $  (6,293,646)    $   (6,819,255)
      Class C ($0.19 and $0.19 per share, respectively)              (2,460,086)        (2,752,797)
      Class K ($0.26 and $0.26 per share, respectively)                 (26,402)           (19,162)
      Class Y ($0.26 and $0.26 per share, respectively)             (14,405,607)       (12,261,475)
      Class Z** ($0.00 and $0.19 per share, respectively)                    --           (102,418)
---------------------------------------------------------------------------------------------------
         Total distributions to shareowners                       $ (23,185,741)    $  (21,955,107)
---------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                  $ 336,623,165     $  196,814,951
Reinvestment of distributions                                        21,171,420         19,923,924
Cost of shares repurchased                                         (222,924,687)      (331,831,538)
---------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
         from Fund share transactions                             $ 134,869,898     $ (115,092,663)
---------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets                       $ 141,414,295     $ (127,224,632)
NET ASSETS:
Beginning of year                                                   592,407,585        719,632,217
---------------------------------------------------------------------------------------------------
End of year                                                       $ 733,821,880     $  592,407,585
---------------------------------------------------------------------------------------------------
Undistributed net investment income                               $     822,635     $      292,477
===================================================================================================

**   Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

50 Pioneer Floating Rate Fund | Annual Report | 10/31/16

---------------------------------------------------------------------------------------------------
                            Year Ended        Year Ended             Year Ended      Year Ended
                            10/31/16          10/31/16               10/31/15        10/31/15
                            Shares            Amount                 Shares          Amount
---------------------------------------------------------------------------------------------------
Class A
Shares sold                  11,226,196       $  74,906,399             8,071,604    $  55,022,985
Reinvestment of
   distributions                908,346           6,070,592               957,018        6,514,616
Less shares repurchased      (9,488,844)        (63,284,314)          (17,843,127)    (121,562,711)
---------------------------------------------------------------------------------------------------
      Net increase
           (decrease)         2,645,698       $  17,692,677            (8,814,505)   $ (60,025,110)
===================================================================================================
Class C
Shares sold                   2,784,783       $  18,576,435             2,422,862    $  16,560,977
Reinvestment of
   distributions                335,539           2,243,794               364,313        2,483,342
Less shares repurchased      (4,310,334)        (28,759,156)           (5,321,906)     (36,300,891)
---------------------------------------------------------------------------------------------------
      Net decrease           (1,190,012)      $  (7,938,927)           (2,534,731)   $ (17,256,572)
===================================================================================================
Class K
Shares sold                          --       $          --               107,395    $     730,438
Reinvestment of
   distributions                     --                  --                    --               --
Less shares repurchased              --                  --                (5,984)         (40,870)
---------------------------------------------------------------------------------------------------
      Net increase                   --       $          --               101,411    $     689,568
===================================================================================================
Class Y
Shares sold                  36,294,547       $ 243,140,331            18,061,494    $ 123,616,077
Reinvestment of
   distributions              1,916,893          12,857,034             1,585,617       10,825,526
Less shares repurchased     (19,581,712)       (130,881,217)          (22,868,910)    (156,327,282)
---------------------------------------------------------------------------------------------------
      Net increase
           (decrease)        18,629,728       $ 125,116,148            (3,221,799)   $ (21,885,679)
===================================================================================================
Class Z**
Shares sold                          --       $          --               129,737    $     884,474
Reinvestment of
   distributions                     --                  --                14,657          100,440
Less shares repurchased              --                  --            (2,561,729)     (17,599,784)
---------------------------------------------------------------------------------------------------
      Net decrease                   --       $          --            (2,417,335)   $ (16,614,870)
===================================================================================================

** Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/16 51

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------------------
                                                                      Year          Year         Year        Year        Year
                                                                      Ended         Ended        Ended       Ended       Ended
                                                                      10/31/16      10/31/15     10/31/14    10/31/13    10/31/12
-----------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                  $    6.73     $    6.86     $    6.95   $   6.95    $   6.77
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                       $    0.24(a)  $    0.24(a)  $    0.24   $   0.28    $   0.33
   Net realized and unrealized gain (loss) on investments                  0.05         (0.14)        (0.09)      0.01        0.16
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                    $    0.29     $    0.10     $    0.15   $   0.29    $   0.49
-----------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                              $   (0.23)    $   (0.23)    $   (0.24)  $  (0.29)   $  (0.31)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                            $    0.06     $   (0.13)    $   (0.09)  $     --    $   0.18
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $    6.79     $    6.73     $    6.86   $   6.95    $   6.95
===================================================================================================================================
Total return*                                                              4.49%         1.53%         2.17%      4.24%       7.43%
Ratio of net expenses to average net assets                                1.01%         1.08%         1.07%      1.06%       1.11%
Ratio of net investment income (loss) to average net assets                3.66%         3.48%         3.49%      3.88%       4.77%
Portfolio turnover rate                                                      51%           24%           43%        40%         42%
Net assets, end of period (in thousands)                              $ 194,408     $ 174,979    $  238,764   $ 266,832   $179,260
Ratios with no waiver of fees and assumption of expenses by
   Pioneer Investment Management, Inc. and no reduction for fees paid indirectly:
   Total expenses to average net assets                                    1.04%         1.10%         1.07%       1.10%      1.11%
   Net investment income (loss) to average net assets                      3.63%         3.46%         3.49%       3.85%      4.77%
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

52 Pioneer Floating Rate Fund | Annual Report | 10/31/16

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    Year          Year         Year        Year          Year
                                                                    Ended         Ended        Ended       Ended         Ended
                                                                    10/31/16      10/31/15     10/31/14    10/31/13      10/31/12
-----------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                $    6.74     $    6.87    $    6.96   $     6.95    $    6.78
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                     $    0.19(a)  $    0.19(a) $    0.19   $     0.23    $    0.27
   Net realized and unrealized gain (loss) on investments                0.05         (0.13)       (0.09)        0.02         0.16
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                  $    0.24     $    0.06    $    0.10   $     0.25    $    0.43
-----------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                            $   (0.19)    $   (0.19)   $   (0.19)  $    (0.24)   $   (0.26)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                          $    0.05     $   (0.13)   $   (0.09)  $     0.01    $    0.17
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $    6.79     $    6.74    $    6.87   $     6.96    $    6.95
===================================================================================================================================
Total return*                                                            3.58%         0.81%        1.43%        3.61%        6.46%
Ratio of net expenses to average net assets                              1.79%         1.81%        1.78%        1.80%        1.86%
Ratio of net investment income (loss) to average net assets              2.89%         2.74%        2.79%        3.13%        4.02%
Portfolio turnover rate                                                    51%           24%          43%          40%          42%
Net assets, end of period (in thousands)                            $  85,563     $  92,924    $ 112,117   $  129,093    $  70,655
Ratios with no waiver of fees and assumption of expenses by
   Pioneer Investment Management, Inc. and no reduction for
   fees paid indirectly:
   Total expenses to average net assets                                  1.81%         1.84%        1.78%         1.83%     1.86%
   Net investment income (loss) to average net assets                    2.87%         2.71%        2.79%         3.09%     4.02%
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/16 53

-----------------------------------------------------------------------------------------------------------
                                                        Year               Year
                                                        Ended              Ended               12/10/13 to
                                                        10/31/16           10/31/15            10/31/14
-----------------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                    $   6.73           $   6.86            $   6.95
-----------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                          $   0.27(a)        $   0.26(a)         $   0.24
  Net realized and unrealized gain (loss)
     on investments                                         0.05              (0.13)              (0.09)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment
  operations                                            $   0.32           $   0.13            $   0.15
-----------------------------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                                 $  (0.26)          $  (0.26)           $  (0.24)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value              $   0.06           $  (0.13)           $  (0.09)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $   6.79           $   6.73            $   6.86
===========================================================================================================
Total return*                                               4.85%              1.92%               2.21%(b)
Ratio of net expenses to average net assets                 0.71%              0.71%               0.69%**
Ratio of net investment income (loss) to
  average net assets                                        3.97%              3.81%               3.45%**
Portfolio turnover rate                                       51%                24%                 43%
Net assets, end of period (in thousands)                $    698           $    693            $     10
Ratios with no waiver of fees and assumption
  of expenses by Pioneer Investment
  Management, Inc. and no reduction
  for fees paid indirectly:
  Total expenses to average net assets                      0.73%              0.73%               0.69%**
  Net investment income (loss) to average
     net assets                                             3.95%              3.79%               3.45%**
===========================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b)  Not Annualized.

The accompanying notes are an integral part of these financial statements.

54 Pioneer Floating Rate Fund | Annual Report | 10/31/16

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    Year          Year          Year        Year          Year
                                                                    Ended         Ended         Ended       Ended         Ended
                                                                    10/31/16      10/31/15      10/31/14    10/31/13      10/31/12
-----------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                $    6.75     $     6.88    $     6.97  $    6.96     $   6.78
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                     $    0.27(a)  $     0.26(a) $     0.27  $    0.31     $   0.35
   Net realized and unrealized gain (loss) on investments                0.05          (0.13)        (0.10)      0.02         0.16
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                  $    0.32     $     0.13    $     0.17  $    0.33     $   0.51
-----------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                            $   (0.26)    $   (0.26)    $    (0.26) $   (0.32)    $  (0.33)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                          $    0.06     $   (0.13)    $    (0.09) $    0.01     $   0.18
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $    6.81     $    6.75     $     6.88  $    6.97     $   6.96
===================================================================================================================================
Total return*                                                            4.85%         1.92%          2.50%      4.77%        7.78%
Ratio of net expenses to average net assets                              0.70%         0.70%          0.70%      0.70%        0.70%
Ratio of net investment income (loss) to average net assets              3.97%         3.84%          3.86%      4.16%        5.17%
Portfolio turnover rate                                                    51%           24%            43%        40%          42%
Net assets, end of period (in thousands)                            $ 453,152     $ 323,812     $  352,115  $ 425,245     $ 18,805
Ratios with no waiver of fees and assumption of expenses by
   Pioneer Investment Management, Inc. and no reduction for fees paid indirectly:
   Total expenses to average net assets                                  0.82%         0.82%          0.82%      0.83%        0.85%
   Net investment income (loss) to average net assets                    3.85%         3.72%          3.74%      4.04%        5.02%
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/16 55

Notes to Financial Statements | 10/31/16

1. Organization and Significant Accounting Policies

Pioneer Floating Rate Fund (the Fund) is a series of Pioneer Series Trust VI, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to produce a high level of current income.

The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. Class K shares commenced operations on December 10, 2013. Class Z shares converted to Class Y shares as of the close of business on August 7, 2015. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

56 Pioneer Floating Rate Fund | Annual Report | 10/31/16

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/16 57

     The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

     Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At October 31, 2016, one security was valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model) representing 0.01% of net assets.

58 Pioneer Floating Rate Fund | Annual Report | 10/31/16

B. Investment Income and Transactions Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of October 31, 2016, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At October 31, 2016, the Fund reclassified $349,923 to decrease paid-in capital, $373,049 to decrease undistributed net investment income and $722,972 to decrease accumulated net realized loss on investments and swap contracts to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/16 59

     At October 31, 2016, the Fund was permitted to carry forward indefinitely $1,458,598 of short-term losses and $15,426,195 of long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation. Additionally, at October 31, 2016, the Fund had a net capital loss carryforward of $1,541,811, of which the following amounts will expire between 2017 and 2019 if not utilized: $967,278 in 2017 and $574,533 in 2019.

     The tax character of distributions paid during the fiscal years ended October 31, 2016, and October 31, 2015, was as follows:

     ---------------------------------------------------------------------------
                                                         2016               2015
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                              $23,185,741       $ 21,955,107
     ---------------------------------------------------------------------------
          Total                                   $23,185,741       $ 21,955,107
     ===========================================================================

    The following shows the components of distributable earnings on a federal income tax basis at October 31, 2016:

     ---------------------------------------------------------------------------
                                                                           2016
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                 $  1,615,974
     Capital loss carryforward                                      (18,426,604)
     Dividend payable                                                  (171,821)
     Net unrealized appreciation                                      1,528,567
     ---------------------------------------------------------------------------
           Total                                                   $(15,453,884)
     ===========================================================================

     The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, the tax treatment of premium and amortization, the mark-to-market of swap contracts, the tax adjustments relating to credit default swaps, tax basis adjustments on interest accruals on preferred stock, interest on defaulted bonds, preferred stocks and other holdings.

D.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

60 Pioneer Floating Rate Fund | Annual Report | 10/31/16

E.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit, earned $12,394 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2016.

F.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
     Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K and Class Y shares can reflect different transfer agent and distribution expense rates.

G.   Risks

     The value of securities held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund invests in below investment grade (high yield) debt securities. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are

                        Pioneer Floating Rate Fund | Annual Report | 10/31/16 61 considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Fund's investments in foreign markets or countries with limited developing markets may also subject the Fund to a greater degree of risk than investments in a developed market. Risks associated with these markets include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

     Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

     Certain securities in which the Fund invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sale proceeds until that time, which may constrain the Fund's ability to meet its obligations (including obligations to redeeming shareholders).

     The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.   Insurance-Linked Securities (ILS)

     The Fund invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event occurs, as defined within the terms of an event-linked bond, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to

62 Pioneer Floating Rate Fund | Annual Report | 10/31/16 specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

     Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, generally are subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for PIM to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments, and therefore the Fund's assets are placed at greater risk of loss than if PIM had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

I.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities. As of and for the year ended October 31, 2016, the Fund had no open repurchase agreements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/16 63

J.   Credit Default Swap Agreements

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event on an underlying reference obligation, which may be a single security or basket or index of securities. The Fund may sell or buy credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

     When the Fund enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

64 Pioneer Floating Rate Fund | Annual Report | 10/31/16

     The amount of cash deposited with the broker as collateral at October 31, 2016 was $219,916 and is recorded within "Restricted cash" in the Statement of Assets and Liabilities.

     Open centrally cleared swap contracts at October 31, 2016, are listed in the Schedule of Investments. The average value of swap contracts open during the year ended October 31, 2016, was $122,440.

2. Management Agreement

PIM manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.60% of the Fund's average daily net assets up to $500 million and 0.55% on assets over $500 million. For the year ended October 31, 2016, the annualized management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.59% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) to the extent required to reduce Fund expenses to 0.70% of the Fund's average daily net assets attributable to Class Y shares. Fees waived and expenses reimbursed during the year ended October 31, 2016, are reflected on the Statement of Operations. These expense limitations are in effect through March 1, 2018. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $64,514 in management fees, administrative costs and certain other reimbursements payable to PIM at October 31, 2016.

3. Transfer Agent

Boston Financial Data Services, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/16 65

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings and outgoing phone calls. For the year ended October 31, 2016, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $ 99,530
Class C                                                                   69,000
Class K                                                                       27
Class Y                                                                  348,300
--------------------------------------------------------------------------------
    Total                                                               $516,857
================================================================================

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares (the Plan). Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $14,642 in distribution fees payable to PFD at October 31, 2016.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchases as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended October 31, 2016, CDSCs in the amount of $26.984 were paid to PFD.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit

66 Pioneer Floating Rate Fund | Annual Report | 10/31/16 facility in effect until February 9, 2016, was in the amount of $240 million. Effective February 10, 2016, the facility is in the amount of $220 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended October 31, 2016, the Fund had no borrowings under the credit facility.

6.   Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives may subject it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/16 67

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2016, was as follows:

---------------------------------------------------------------------------------------
Statement of Assets and Liabilities
                                                   Foreign
                           Interest    Credit      Exchange        Equity   Commodity
                           Rate Risk   Risk        Rate Risk       Risk     Risk
---------------------------------------------------------------------------------------
 Assets
  Unrealized
   appreciation on
   centrally cleared
   swap contracts          $--         $149,176    $--             $--      $--
---------------------------------------------------------------------------------------
   Total Value             $--         $149,176    $--             $--      $--
=======================================================================================

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at October 31, 2016, was as follows:

------------------------------------------------------------------------------------
 Statement of Operations
                                                Foreign
                        Interest    Credit      Exchange        Equity   Commodity
                        Rate Risk   Risk        Rate Risk       Risk     Risk
------------------------------------------------------------------------------------
  Net realized gain
   (loss) on
   Swap contracts       $--         $112,575    $--             $--      $--
------------------------------------------------------------------------------------
   Total Value          $--         $112,575    $--             $--      $--
====================================================================================
  Change in net
   unrealized
   appreciation
   (depreciation) on
   Swap contracts       $--         $145,222    $--             $--      $--
------------------------------------------------------------------------------------
   Total Value          $--         $145,222    $--             $--      $--
====================================================================================

7. Unfunded Loan Commitments

The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obligated to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded commitment and is recorded as interest income in the Statement of Operations.

68 Pioneer Floating Rate Fund | Annual Report | 10/31/16

As of October 31, 2016, the Fund had the following unfunded loan commitments outstanding:

--------------------------------------------------------------------------------------------
                                                                               Unrealized
                                                                               Appreciation/
 Loan                            Shares        Cost           Value            Depreciation
--------------------------------------------------------------------------------------------
 Filtration Group, Inc.,
     Delayed Draw                695,015       $691,540       $695,883         $4,344
 Allied Universal
     Holdco LLC Delayed Draw      73,311         72,619         73,696          1,077
 Kenan Advantage Group
     Delayed Draw                 25,213         25,193         25,158            (35)
--------------------------------------------------------------------------------------------
     Total                       793,539       $789,352       $794,737         $5,386
============================================================================================

                        Pioneer Floating Rate Fund | Annual Report | 10/31/16 69

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust VI and the Shareowners of Pioneer Floating Rate Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Floating Rate Fund (the "Fund") (one of the funds constituting Pioneer Series Trust VI), as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended October 31, 2013 and 2012 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated December 23, 2013.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Floating Rate Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
December 23, 2016

70 Pioneer Floating Rate Fund | Annual Report | 10/31/16

ADDITIONAL INFORMATION (unaudited)

Qualified interest income is exempt from nonresident alien (NRA) tax withholding. The percentage of the Fund's ordinary income distributions derived from qualified interest income was 94.25%.

Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On December 12, 2016, UniCredit announced that it has entered into a binding agreement for the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide. The closing of the Transaction is expected to happen in 2017, subject to certain regulatory and antitrust approvals, and other conditions.

Under the Investment Company Act of 1940, the closing of the Transaction will cause the Fund's current investment advisory agreement with the Adviser to terminate. Accordingly, the Fund's Board of Trustees will be asked to approve a new investment advisory agreement for the Fund. If approved by the Board, the Fund's new investment advisory agreement will be submitted to the shareholders of the Fund for their approval.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/16 71

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Floating Rate Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in January 2016 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2016 and May 2016. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings in connection with the review of the Fund's investment advisory agreement.

In March 2016, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Fund's portfolio manager in the Fund. In May 2016, the Trustees, among other things, reviewed the Fund's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Fund and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in July and September 2016.

At a meeting held on September 13, 2016, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In approving the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

72 Pioneer Floating Rate Fund | Annual Report | 10/31/16

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio manager of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Fund's benchmark index. They also discuss the Fund's performance with PIM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight

                        Pioneer Floating Rate Fund | Annual Report | 10/31/16 73

Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Fund's shareowners.

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the second quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate above a certain asset level. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the fifth quintile relative to its Morningstar peer group and in the fifth quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees considered that the expense ratio of the Fund's Class Y shares for the most recent fiscal year was in the second quintile relative to its Morningstar peer group and in the second quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that PIM was waiving fees and/or reimbursing expenses in order to limit the ordinary operating expenses of the Fund. The Trustees considered that the expense ratio of the Fund's Class A shares was approximately three basis points higher than the median expense ratio of the funds in the Fund's Morningstar peer group. The Trustees considered the impact of transfer agency, sub-transfer agency and other non-management fee expenses on the expense ratios of the Fund, and noted the impact of expenses relating to small accounts and omnibus accounts on transfer and sub-transfer agency expenses generally. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements and that the results of the most recent such review were considered in the consideration of the Fund's expense ratio.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and

74 Pioneer Floating Rate Fund | Annual Report | 10/31/16 activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoint in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global

                        Pioneer Floating Rate Fund | Annual Report | 10/31/16 75

Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Fund and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

76 Pioneer Floating Rate Fund | Annual Report | 10/31/16

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 45 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/16 77

Independent Trustees

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                               Other Directorships
Position Held With the Fund   Length of Service   Principal Occupation                         Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (66)          Trustee since 2007. Private investor (2004 - 2008 and 2013 -     Director, Broadridge
Chairman of the Board         Serves until a      present); Chairman (2008 - 2013) and Chief   Financial Solutions, Inc.
and Trustee                   successor trustee   Executive Officer (2008 - 2012), Quadriserv, (investor communications
                              is elected or       Inc. (technology products for securities     and securities processing
                              earlier retirement  lending industry); and Senior Executive      provider for financial
                              or removal.         Vice President, The Bank of New York         services industry) (2009 -
                                                  (financial and securities services) (1986 -  present); Director,
                                                  2004)                                        Quadriserv, Inc. (2005 -
                                                                                               2013); and Commissioner,
                                                                                               New Jersey State Civil
                                                                                               Service Commission (2011 -
                                                                                               present)
--------------------------------------------------------------------------------------------------------------------------------
David R. Bock (72)            Trustee since 2007. Managing Partner, Federal City Capital       Director of New York
Trustee                       Serves until a      Advisors (corporate advisory services        Mortgage Trust
                              successor trustee   company) (1997 - 2004 and 2008 - present);   (publicly-traded mortgage
                              is elected or       Interim Chief Executive Officer, Oxford      REIT) (2004 - 2009, 2012 -
                              earlier retirement  Analytica, Inc. (privately-held research     present); Director of The
                              or removal.         and consulting company) (2010); Executive    Swiss Helvetia Fund, Inc.
                                                  Vice President and Chief Financial Officer,  (closed-end fund) (2010 -
                                                  I-trax, Inc. (publicly traded health care    present); Director of
                                                  services company) (2004 - 2007); and         Oxford Analytica, Inc.
                                                  Executive Vice President and Chief           (2008 - present); and
                                                  Financial Officer, Pedestal Inc.             Director of Enterprise
                                                  (internet-based mortgage trading company)    Community Investment, Inc.
                                                  (2000 - 2002); Private consultant            (privately-held affordable
                                                  (1995-1997), Managing Director, Lehman       housing finance company)
                                                  Brothers (investment banking firm)           (1985 - 2010)
                                                  (1992-1995); and Executive, The World Bank
                                                  (1979-1992)
--------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (72)     Trustee since 2008. William Joseph Maier Professor of Political  Trustee, Mellon
Trustee                       Serves until a      Economy, Harvard University (1972 -          Institutional Funds
                              successor trustee   present)                                     Investment Trust and
                              is elected or                                                    Mellon Institutional Funds
                              earlier retirement                                               Master Portfolio (oversaw
                              or removal.                                                      17 portfolios in fund
                                                                                               complex) (1989-2008)
--------------------------------------------------------------------------------------------------------------------------------

78 Pioneer Floating Rate Fund | Annual Report | 10/31/16

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                               Other Directorships
Position Held With the Fund   Length of Service   Principal Occupation                         Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (69)     Trustee since 2007. Founding Director, Vice President and        None
Trustee                       Serves until a      Corporate Secretary, The Winthrop Group,
                              successor trustee   Inc. (consulting firm) (1982 - present);
                              is elected or       Desautels Faculty of Management, McGill
                              earlier retirement  University (1999 - present); and Manager of
                              or removal.         Research Operations and Organizational
                                                  Learning, Xerox PARC, Xerox's advance
                                                  research center (1990-1994)
--------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (68)      Trustee since 2007. President and Chief Executive Officer,       Director of New America High
Trustee                       Serves until a      Newbury Piret Company (investment banking    Income Fund, Inc.
                              successor trustee   firm) (1981 - present)                       (closed-end investment
                              is elected or                                                    company) (2004 - present);
                              earlier retirement                                               and Member, Board of
                              or removal.                                                      Governors, Investment
                                                                                               Company Institute (2000 -
                                                                                               2006)
--------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (69)        Trustee since 2014. Consultant (investment company services)     None
Trustee                       Serves until a      (2012 - present); Executive Vice President,
                              successor trustee   BNY Mellon (financial and investment company
                              is elected or       services) (1969 - 2012); Director, BNY
                              earlier retirement  International Financing Corp. (financial
                              or removal.         services) (2002 - 2012); and Director,
                                                  Mellon Overseas Investment Corp. (financial
                                                  services) (2009 - 2012)
--------------------------------------------------------------------------------------------------------------------------------

                        Pioneer Floating Rate Fund | Annual Report | 10/31/16 79

Interested Trustee

---------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                               Other Directorships
Position Held With the Fund   Length of Service   Principal Occupation                         Held by Trustee
---------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (58)*       Trustee since 2014. Director and Executive Vice President        None
Trustee                       Serves until a      (since 2008) and Chief Investment Officer,
                              successor trustee   U.S. (since 2010) of PIM-USA; Executive
                              is elected or       Vice President of Pioneer (since 2008);
                              earlier retirement  Executive Vice President of Pioneer
                              or removal.         Institutional Asset Management, Inc.
                                                  (since 2009); and Portfolio Manager of
                                                  Pioneer (since 1999)
---------------------------------------------------------------------------------------------------------------------------------

* Mr. Taubes is an Interested Trustee because he is an officer of the Fund's investment adviser and certain of its affiliates.

80 Pioneer Floating Rate Fund | Annual Report | 10/31/16

Advisory Trustee

---------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                               Other Directorships
Position Held With the Fund   Length of Service   Principal Occupation                         Held by Trustee
---------------------------------------------------------------------------------------------------------------------------------
Lorraine Monchak (60)**       Advisory Trustee    Chief Investment Officer, 1199 SEIU Funds    Trustee of Pioneer
Advisory Trustee              since 2014.         (healthcare workers union pension funds)     closed-end investment
                                                  (2001 - present); Vice President -           companies (5 portfolios)
                                                  International Investments Group, American    (Sept. 2015 - present)
                                                  International Group, Inc. (insurance
                                                  company) (1993 - 2001); Vice President
                                                  Corporate Finance and Treasury Group,
                                                  Citibank, N.A.(1980 - 1986 and 1990 -
                                                  1993); Vice President - Asset/Liability
                                                  Management Group, Federal Farm Funding
                                                  Corporation (government-sponsored issuer of
                                                  debt securities) (1988 - 1990); Mortgage
                                                  Strategies Group, Shearson Lehman Hutton,
                                                  Inc. (investment bank) (1987 - 1988); and
                                                  Mortgage Strategies Group, Drexel Burnham
                                                  Lambert, Ltd. (investment bank) (1986 -
                                                  1987)
---------------------------------------------------------------------------------------------------------------------------------

**   Ms. Monchak is a non-voting advisory trustee.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/16 81

Fund Officers

---------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                               Other Directorships
Position Held With the Fund   Length of Service   Principal Occupation                         Held by Officer
---------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (54)            Since 2014.         Chair, Director, CEO and President of        Trustee of Pioneer
President and                 Serves at the       Pioneer Investment Management-USA (since     closed-end investment
Chief Executive Officer       discretion of the   September 2014); Chair, Director, CEO and    companies (5 portfolios)
                              Board.              President of Pioneer Investment Management,  (Sept. 2015 - present)
                                                  Inc. (since September 2014); Chair,
                                                  Director, CEO and President of Pioneer
                                                  Funds Distributor, Inc. (since September
                                                  2014); Chair, Director, CEO and President
                                                  of Pioneer Institutional Asset Management,
                                                  Inc. (since September 2014); and Chair,
                                                  Director, and CEO of Pioneer Investment
                                                  Management Shareholder Services, Inc.
                                                  (since September 2014); Managing Director,
                                                  Morgan Stanley Investment Management (2010
                                                  - 2013); and Director of Institutional
                                                  Business, CEO of International, Eaton Vance
                                                  Management (2005 - 2010)
---------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (51)    Since 2007.         Vice President and Associate General         None
Secretary and Chief Legal     Serves at the       Counsel of Pioneer since January 2008;
Officer                       discretion of the   Secretary and Chief Legal Officer of all of
                              Board.              the Pioneer Funds since June 2010;
                                                  Assistant Secretary of all of the Pioneer
                                                  Funds from September 2003 to May 2010; and
                                                  Vice President and Senior Counsel of
                                                  Pioneer from July 2002 to December 2007
---------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (55)        Since 2010. Serves  Fund Governance Director of Pioneer since    None
Assistant Secretary           at the discretion   December 2006 and Assistant Secretary of
                              of the Board.       all the Pioneer Funds since June 2010;
                                                  Manager - Fund Governance of Pioneer from
                                                  December 2003 to November 2006; and Senior
                                                  Paralegal of Pioneer from January 2000 to
                                                  November 2003
---------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (53)             Since 2010.         Senior Counsel of Pioneer since May 2013     None
Assistant Secretary           Serves at the       and Assistant Secretary of all the Pioneer
                              discretion of the   Funds since June 2010; and Counsel of
                              Board.              Pioneer from June 2007 to May 2013
---------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (56)          Since 2008.         Vice President - Fund Treasury of Pioneer;   None
Treasurer and                 Serves at the       Treasurer of all of the Pioneer Funds since
Chief Financial and           discretion of the   March 2008; Deputy Treasurer of Pioneer
Accounting Officer            Board.              from March 2004 to February 2008; and
                                                  Assistant Treasurer of all of the Pioneer
                                                  Funds from March 2004 to February 2008
---------------------------------------------------------------------------------------------------------------------------------

82 Pioneer Floating Rate Fund | Annual Report | 10/31/16

---------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                               Other Directorships
Position Held With the Fund   Length of Service   Principal Occupation                         Held by Officer
---------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (51)         Since 2007.         Director - Fund Treasury of Pioneer; and     None
Assistant Treasurer           Serves at the       Assistant Treasurer of all of the Pioneer
                              discretion of the   Funds
                              Board.
---------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (58)            Since 2007.         Fund Accounting Manager - Fund Treasury of   None
Assistant Treasurer           Serves at the       Pioneer; and Assistant Treasurer of all of
                              discretion of the   the Pioneer Funds
                              Board.
---------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (36)         Since 2009.         Fund Administration Manager - Fund Treasury  None
Assistant Treasurer           Serves at the       of Pioneer since November 2008; Assistant
                              discretion of the   Treasurer of all of the Pioneer Funds since
                              Board.              January 2009; and Client Service Manager -
                                                  Institutional Investor Services at State
                                                  Street Bank from March 2003 to March 2007
---------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (64)          Since 2010.         Chief Compliance Officer of Pioneer and of   None
Chief Compliance Officer      Serves at the       all the Pioneer Funds since March 2010;
                              discretion of the   Chief Compliance Officer of Pioneer
                              Board.              Institutional Asset Management, Inc. since
                                                  January 2012; Chief Compliance Officer of
                                                  Vanderbilt Capital Advisors, LLC since July
                                                  2012: Director of Adviser and Portfolio
                                                  Compliance at Pioneer since October 2005;
                                                  and Senior Compliance Officer for Columbia
                                                  Management Advisers, Inc. from October 2003
                                                  to October 2005
---------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (45)          Since 2007. Serves  Director - Transfer Agency Compliance of     None
Anti-Money Laundering         at the discretion   Pioneer and Anti-Money Laundering Officer
Officer                       of the Board.       of all the Pioneer Funds since 2006
---------------------------------------------------------------------------------------------------------------------------------

                        Pioneer Floating Rate Fund | Annual Report | 10/31/16 83

                           This page for your notes.

84 Pioneer Floating Rate Fund | Annual Report | 10/31/16

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2016 Pioneer Investments 21401-09-1216




                         Pioneer Flexible
                         Opportunities Fund

--------------------------------------------------------------------------------
                         Annual Report | October 31, 2016
--------------------------------------------------------------------------------

                         Ticker Symbols:

                         Class A     PMARX
                         Class C     PRRCX
                         Class R     MUARX
                         Class Y     PMYRX

                         [LOGO] PIONEER
                                Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             11

Prices and Distributions                                                      12

Performance Update                                                            13

Comparing Ongoing Fund Expenses                                               17

Consolidated Schedule of Investments                                          19

Consolidated Financial Statements                                             35

Consolidated Notes to Financial Statements                                    43

Report of Independent Registered Public Accounting Firm                       62

Approval of Investment Advisory Agreement                                     64

Trustees, Officers and Service Providers                                      69

                Pioneer Flexible Opportunities Fund | Annual Report | 10/31/16 1

President's Letter

Dear Shareowner,

While investors were greeted with a challenging market environment for the first several weeks of the new year, the U.S. market generated modest single-digit returns for both stocks and bonds through September 30th (the Bloomberg Barclays Aggregate Bond Index was up by 5.8% through September 30, 2016, and the Standard & Poor's 500 Index was up by 7.8%). Yet, it is becoming increasingly clear that the investment landscape is undergoing significant change. For the past eight years, global central banks have been the dominant force in the markets by maintaining government bond yields at close to zero in an effort to stimulate economic growth. With little room to lower rates further, however, central banks may be losing their effectiveness. Many economies around the world are experiencing slow growth as they face a variety of challenges, including the shifting geopolitics driving "Brexit" - the United Kingdom's pending exit from the European Union - as well as related movements in Europe, limited productivity gains, aging populations, and transitioning economic models in China and other emerging markets. In the United States, gross domestic product
(GDP) grew at a rate of approximately 1.2% in the first half of 2016, but GDP growth registered a strong uptick in the third quarter of the year, driven primarily by U.S. consumers.

Investors currently face a difficult environment. Government bond yields, as noted earlier, had been near zero for most of the year and offered minimal opportunity to produce income. However, recent developments such as the Federal Reserve's decision to increase the Federal funds rate before the end of 2016 have driven yields slightly higher. The central bank-driven bull market in riskier assets has pushed up valuations towards historic highs in the equity and investment-grade and high-yield corporate bond markets. Central banks have pledged to move gradually to normalize interest-rate policies as the global economy recovers, but it will take many years for this historic credit cycle to unwind. Politics may also influence markets or investor sentiment given the current global political landscape. Donald Trump's surprising victory in the November U.S. presidential election seems to have sparked a late-year market rally, given the pro-growth proposals he promoted on the campaign trail, but it is unclear just how many of his policy initiatives will be implemented. In addition, continued challenges with Brexit and other geopolitical issues have the potential to increase market volatility going forward. Against this backdrop, investors are likely to face ongoing challenges when it comes to finding opportunities for both income and capital appreciation, and while much has been made of passive investing, we believe all investment decisions are active choices.

2 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/16

Throughout Pioneer's history, we have believed in the importance of active management. During challenging market conditions, we view the value of active management as even more compelling. Our experienced and tenured investment teams focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
December 19, 2016

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                Pioneer Flexible Opportunities Fund | Annual Report | 10/31/16 3

Portfolio Management Discussion | 10/31/16

In the following discussion, Michele Garau and Howard Weiss review recent market events and describe the factors that affected the performance of Pioneer Flexible Opportunities Fund during the 12-month period ended October 31, 2016. Mr. Garau, Head of Balanced Portfolios, a senior vice president and portfolio manager at Pioneer, is responsible for the day-to-day management of the Fund, along with Mr. Weiss, CFA, a vice president and portfolio manager at Pioneer.

Q    How did the Fund perform during the 12-month period ended October 31, 2016?

A Pioneer Flexible Opportunities Fund's Class A shares returned 0.88% at net asset value during the 12-month period ended October 31, 2016, while the Fund's benchmark, the Bloomberg Barclays U.S. Treasury TIPS 1-10 Year Index (the Bloomberg Barclays Index), returned 4.68%. During the same period, the average return of the 319 mutual funds in Lipper's Alternative Global Macro Funds category was 1.32%, and the average return of the 359 mutual funds in Morningstar's Tactical Allocation Funds category was 1.24%.

Q Could you discuss some of the investment decisions that factored into the Fund's benchmark-relative performance during the 12-month period ended October 31, 2016?

A In managing the Fund, we employ a flexible, top-down investment approach that seeks to take advantage of long-term trends in the global financial markets. Our investment views, therefore, are reflected primarily within asset class, sector, country, and currency allocations, rather than through bottom-up security selection.

     During the past 12 months, our investment approach continued to indicate that stocks offered a superior total return opportunity relative to bonds. As a result, we tilted the Fund's asset allocation heavily toward equities, which represented approximately 67% of the portfolio's investments at the close of the 12-month period, with 9% in fixed-income vehicles and 8% in instruments that gave the Fund exposure to real assets (such as real estate and precious metals), and the remainder in cash.

     The emphasis on holding equities in the portfolio was the primary reason for the Fund's underperformance of the Bloomberg Barclays Index over the 12-month period. One hundred percent of the benchmark's components are government bonds, and that allowed it to benefit from the prevailing backdrop of slow economic growth and highly accommodative central-bank policies that characterized the annual reporting period ended

4 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/16

     October 31, 2016. Global equities also generated a positive return over the 12-month period, as measured by the 2.05% return of the Morgan Stanley Capital International (MSCI) All-Country World Index; however, global stocks still lagged the 12-month return of the Bloomberg Barclays Index.

     In addition, certain aspects of the portfolio's equity positioning weighed on the Fund's benchmark-relative results. For example, an allocation to developed-market international stocks detracted from relative performance, as slower economic growth overseas led to weaker returns for the foreign markets as compared with the United States. In addition, European equities suffered a substantial blow in the aftermath of the United Kingdom's surprising vote to leave the European Union in late June. Given that the Fund held an allocation of approximately 10% to 15% in European equities during the course of the fiscal year, that development had an adverse effect on benchmark-relative performance.

     The Fund's positioning in the emerging markets also detracted from benchmark-relative returns during the period. The emerging markets outpaced the developed markets by a wide margin over the 12 months, but the Fund's portfolio had a heavy tilt toward China. Although we see a compelling long-term investment opportunity in the country, the Chinese market lagged the overall emerging markets category over the past year. More generally, our emphasis on Asia in the portfolio prevented the Fund from participating in the strong gains in Latin America.

     On the plus side, the portfolio's domestic allocations contributed positively to benchmark-relative returns. The Fund's positions in aerospace and defense stocks generated outperformance, as did select names in the health care and information technology sectors.

Q How did the Fund's positioning in fixed-income and real assets affect its performance during the 12-month period ended October 31, 2016?

A Our emphasis on higher-yielding categories such as investment-grade corporate, high-yield, and emerging-markets bonds contributed positively to the Fund's benchmark-relative returns during the period, as all of those allocations provided better returns than U.S. government debt, the benchmark's sole component. The Fund's allocation to bonds of gold mining companies performed particularly well. We increased the portfolio's exposure to that market segment in 2015 based on our belief that bonds of gold miners had fallen to extremely attractive valuations, and the securities subsequently rebounded in price in conjunction with the early-2016 rally in the metals & mining sector. We reduced the Fund's positions in that area during the latter part of the 12-month period, having achieved our valuation targets.

                Pioneer Flexible Opportunities Fund | Annual Report | 10/31/16 5

     With regard to real assets, the portfolio had diversified* exposure to real estate investment trusts (REITs) and commodities. On balance, that segment of the Fund's portfolio made a positive contribution to benchmark-relative performance over the past year, with the bulk of the gains occurring from mid-February onward. The Fund's positions in global REITs produced solid returns amid falling interest rates and rising property prices, while an allocation to commodities was a net negative for relative returns. We maintained a small portfolio allocation to commodities overall, preferring instead to try to capitalize on specific opportunities as they arose.

Q Could you discuss your approach in positioning the Fund's portfolio during the 12-month period ended October 31, 2016?

A As noted earlier, we believe equities are the most attractive asset class right now, a view reflected in the Fund's overall positioning. While concerns about the world economy have pressured returns over the past year, underlying corporate performance - outside of the financials sector - has been robust. At their current levels, we believe both corporate profit margins and earnings are sustainable, and the net supply of shares available in both the United States and Japan has fallen given that buybacks have outpaced issuance. Perhaps most important, we believe stocks remain a compelling investment option in relation to bonds. Notably, a significant portion of the corporate debt market has a yield-to-maturity that is lower than the earnings yield offered by the stocks of the same issuing companies. (A company's earnings yield is equal to its earnings divided by its stock price.)

     With this as background, we steadily increased the Fund's weighting in stocks during the 12-month period, while reducing the portfolio's fixed-income allocation. We retained our focus on geographic diversification within the portfolio, which we think is vitally necessary in the current global economic and market environment.

     In building the equity portfolio, we continued to employ a theme-based approach that is designed to capitalize on trends that we think can drive longer-term outperformance. One notable example is the theme of cyber-threat defense to safeguard data and critical systems, which has become an increasingly important area for capital spending and defense budgets. Another key theme is that of new spending patterns exhibited by the rising Chinese middle class, which is channeling more of its purchases through the Internet rather than traditional brick-and-mortar stores.

*    Diversification does not assure a profit nor protect against loss.

6 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/16

     We also maintained a preference for companies that display a shareholder-focused approach to capital allocation. We carried out this strategy through investments in several exchange-traded funds (ETFs) linked to stocks with long dividend** histories or regular dividend increases.

     In addition, investments in the PowerShares Buyback Achievers Portfolio and the PowerShares International BuyBack Achievers Portfolio gave the Fund exposure to companies that are buying back stock. When assessing corporations, we believe intelligent capital allocation is both a sign of capable management and a potential source of longer-term outperformance.

     Conversely, we continued to find most developed-market bonds unattractive during the period, as the actions of the world's central banks caused yields to fall to near their lowest levels on record. At the close of the period, almost two-thirds of developed market government bonds offered yields below 1%, while more than a quarter had yields of less than zero. We therefore favored specific investment opportunities in higher-yielding emerging markets bonds. Some of those allocations included portfolio exposure to both sovereign and corporate debt in Indonesia, Russia, Brazil, and Argentina. Even in those areas, however, we chose to reduce the Fund's weighting as the period progressed.

     With that said, we established a small Fund position in high-yield bonds over the first half of the 12-month period. Severe dislocations in the fixed-income markets caused valuations within high yield to fall to attractive levels, prompting us to increase the Fund's weighting in that asset class.

Q Can you discuss how you used derivatives as part of your investment strategy for the Fund during the 12-month period, and how the use of derivatives affected benchmark-relative performance, if at all?

A We used derivatives across a broad spectrum of asset classes to establish specific market or issuer exposure in the Fund's portfolio, and to attempt to hedge downside risk. The derivative vehicles we used included equity, fixed-income, and commodity futures; credit-linked securities; ETFs (long or short positions); currency forwards or futures contracts (also long or short positions); and options -- both index and individual issuers. (Long/Short trading strategies involve the buying, or going long, and selling, or going short, of certain securities, usually in an attempt to mitigate market risk. In general, long positions are expected to rise in value, while short positions are expected to decrease in value). In total, the use of derivatives had an adverse impact on the Fund's benchmark-relative results during the 12-month period.

**   Dividends are not guaranteed.

                Pioneer Flexible Opportunities Fund | Annual Report | 10/31/16 7

Q    Do you have any closing thoughts for investors?

A In the current environment, we find stocks more attractive than bonds, as we noted earlier, given that earning yields are extremely attractive relative to the yields for both sovereign debt and credit. It is our view that companies producing predictable free cash flows and paying high and rising dividends will dominate. We also believe that stock, bond, and currency market volatility will remain high. In addition, due to depressed bond yields in the developed markets, we feel that investors are paying, and will continue to pay, increasing attention to opportunities in emerging markets debt.

     Given this backdrop, the Fund's portfolio continues to exhibit a heavy overweight to equities versus bonds as well as limited exposure to credit, which is, on average, less attractive than the equities of the companies issuing credit. Moreover, within the fixed-income portfolio, our focus is on maintaining a longer duration. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)

     We continue to employ a flexible, go-anywhere investment strategy. We believe this approach can add value in an environment where shifting macroeconomic headlines are leading to meaningful divergences among both asset classes and geographic regions.

8 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/16

Please refer to the Schedule of Investments on pages 19-34 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

All investments are subject to risk, including the possible loss of principal.

The Fund has the ability to invest in a wide variety of securities and asset classes.

The Fund may invest in underlying funds (including ETFs). In addition to the Fund's operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.

The Fund and some of the underlying funds employ leverage through the use of derivatives, which increases the volatility of investment returns and subjects the Fund to magnified losses if the Fund or an underlying fund's investments decline in value.

The Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund and some of the underlying funds may employ short selling, a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit to the amount of loss on an appreciating security that is sold short.

The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund may invest in subordinated securities, which may be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

The Fund may invest in floating rate loans. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

                Pioneer Flexible Opportunities Fund | Annual Report | 10/31/16 9

The Fund may invest in event-linked bonds. The return of principal and the payment of interest on event-linked bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

The Fund may invest in commodity-linked derivatives. The value of commodity-linked derivatives may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, factors affecting a particular industry or commodity, international economic, political and regulatory developments, supply and demand, and governmental regulatory policies.

Investments in equity securities are subject to price fluctuation.

Small-and mid-cap stocks involve greater risks and volatility than large-cap stocks.

International investments are subject to special risks, including currency fluctuations, and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed-income securities will generally fall.

Prepayment risk is the chance that an issuer may exercise its right to repay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-Backed securities are also subject to prepayments.

High-yield bonds possess greater price volatility, illiquidity, and possibility of default.

These risks may increase share price volatility.

There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.

Please see the prospectus for a more complete discussion of the Fund's risks.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

10 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/16

Portfolio Summary | 10/31/16

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 33.4%
Industrials                                                                14.1%
Health Care                                                                13.3%
Consumer Discretionary                                                     10.1%
Energy                                                                      7.1%
Real Estate                                                                 5.4%
Information Technology                                                      4.9%
Exchange Traded Funds                                                       3.5%
Materials                                                                   3.4%
Consumer Staples                                                            1.9%
Utilities                                                                   1.1%
Government                                                                  1.0%
Telecommunication Services                                                  0.8%

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

International Common Stocks                                                34.4%
U.S. Common Stocks                                                         28.3%
U.S. Government Securities                                                 10.0%
Exchange Traded Funds                                                       9.4%
International Corporate Bonds                                               5.3%
U.S. Corporate Bonds                                                        3.5%
Foreign Government Bonds                                                    3.2%
Depositary Receipts for International Stocks                                2.7%
Municipal Bonds                                                             1.1%
Temporary Cash Investments                                                  0.8%
Collateralized Mortgage Obligations                                         0.7%
International Preferred Stocks                                              0.6%
U.S. Preferred Stocks                                                       0.0%+
Senior Secured Loans                                                        0.0%+

+    Amount rounds to less than 0.1%.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

 1. ProShares S&P 500 Dividend Aristocrats ETF                             5.25%
--------------------------------------------------------------------------------
 2. U.S. Treasury Bill, 11/10/16                                           3.81
--------------------------------------------------------------------------------
 3. U.S. Treasury Bill, 11/17/16                                           2.76
--------------------------------------------------------------------------------
 4. Russian Foreign Bond - Eurobond, 3.5%, 1/16/19 (144A)                  2.13
--------------------------------------------------------------------------------
 5. U.S. Treasury Bill, 11/25/16                                           2.07
--------------------------------------------------------------------------------
 6. U.S. Treasury Bill, 11/3/16                                            1.44
--------------------------------------------------------------------------------
 7. Granite Construction, Inc.                                             1.23
--------------------------------------------------------------------------------
 8. Northrop Grumman Corp.                                                 1.20
--------------------------------------------------------------------------------
 9. Indonesia Government International Bond, 5.875%, 1/15/24 (144A)        1.15
--------------------------------------------------------------------------------
10. Raytheon Co.                                                           1.14
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/16 11

Prices and Distributions | 10/31/16

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                       10/31/16                           10/31/15
--------------------------------------------------------------------------------
           A                          $12.03                             $12.68
--------------------------------------------------------------------------------
           C                          $11.88                             $12.56
--------------------------------------------------------------------------------
           R                          $12.00                             $12.69
--------------------------------------------------------------------------------
           Y                          $12.08                             $12.72
--------------------------------------------------------------------------------

Distributions per Share: 11/1/15 - 10/31/16
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                            Short-Term            Long-Term
         Class           Dividends         Capital Gains         Capital Gains
--------------------------------------------------------------------------------
           A              $0.1796               $--                $0.5636
--------------------------------------------------------------------------------
           C              $0.1150               $--                $0.5636
--------------------------------------------------------------------------------
           R              $0.1544               $--                $0.5636
--------------------------------------------------------------------------------
           Y              $0.2041               $--                $0.5636
--------------------------------------------------------------------------------

The Bloomberg Barclays U.S. Treasury TIPS 1-10 Year Index is an unmanaged index comprised of U.S. Treasury Inflation Protected Securities (TIPS) having a maturity of at least 1 year and less than 10 years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 13-16.

12 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/16

Performance Update | 10/31/16                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Flexible Opportunities Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays U.S. Treasury TIPS 1-10 Year Index.

Average Annual Total Returns
(As of October 31, 2016)
--------------------------------------------------------------------------------
                                                Bloomberg
                                                Barclays
                    Net         Public          U.S. Treasury
                    Asset       Offering        TIPS
                    Value       Price           1-10 Year
Period              (NAV)       (POP)           Index
--------------------------------------------------------------------------------
Life of Class
(5/3/2010)          6.20%        5.45%           2.62%
5 years             5.46         4.49            1.03
1 year              0.88        -3.68            4.68
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2016)
--------------------------------------------------------------------------------
                    Gross       Net
--------------------------------------------------------------------------------
                    1.29%       1.23%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Flexible            Bloomberg Barclays U.S.
                    Opportunities Fund          Treasury TIPS 1-10 Year Index
5/10                $ 9,550                     $10,000
10/10               $10,351                     $10,481
10/11               $11,034                     $11,217
10/12               $11,918                     $11,797
10/13               $13,672                     $11,351
10/14               $13,870                     $11,419
10/15               $14,265                     $11,277
10/16               $14,391                     $11,804

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2017, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/16 13

Performance Update | 10/31/16                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Flexible Opportunities Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Treasury TIPS 1-10 Year Index.

Average Annual Total Returns
(As of October 31, 2016)
--------------------------------------------------------------------------------
                                            Bloomberg
                                            Barclays
                                            U.S. Treasury
                                            TIPS
                    If          If          1-10 Year
Period              Held        Redeemed    Index
--------------------------------------------------------------------------------
Life of Class
(5/3/2010)          5.39%       5.39%       2.62%
5 years             4.66        4.66        1.03
1 year              0.09        0.09        4.68
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2016)
--------------------------------------------------------------------------------
                    Gross
--------------------------------------------------------------------------------
                    2.04%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Flexible            Bloomberg Barclays U.S.
                    Opportunities Fund          Treasury TIPS 1-10 Year Index
5/10                $10,000                     $10,000
10/10               $10,816                     $10,481
10/11               $11,431                     $11,217
10/12               $12,252                     $11,797
10/13               $13,959                     $11,351
10/14               $14,043                     $11,419
10/15               $14,340                     $11,277
10/16               $14,352                     $11,804

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/16

Performance Update | 10/31/16                                     Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Flexible Opportunities Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Treasury TIPS 1-10 Year Index.

Average Annual Total Returns
(As of October 31, 2016)
--------------------------------------------------------------------------------
                                Bloomberg
                                Barclays
                    Net         U.S. Treasury
                    Asset       TIPS
                    Value       1-10 Year
Period              (NAV)       Index
--------------------------------------------------------------------------------
Life of Fund
(5/3/2010)          5.91%       2.62%
5 years             5.09        1.03
1 year              0.34        4.68
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2016)
--------------------------------------------------------------------------------
                    Gross
--------------------------------------------------------------------------------
                    2.04%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Flexible            Bloomberg Barclays U.S.
                    Opportunities Fund          Treasury TIPS 1-10 Year Index
5/10                $10,000                     $10,000
10/10               $10,836                     $10,481
10/11               $11,551                     $11,217
10/12               $12,477                     $11,797
10/13               $14,309                     $11,351
10/14               $14,479                     $11,419
10/15               $14,754                     $11,277
10/16               $14,804                     $11,804

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on September 13, 2013, is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning September 13, 2013, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/16 15

Performance Update | 10/31/16                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Flexible Opportunities Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Treasury TIPS 1-10 Year Index.

Average Annual Total Returns
(As of October 31, 2016)
--------------------------------------------------------------------------------
                                Bloomberg
                                Barclays
                    Net         U.S. Treasury
                    Asset       TIPS
                    Value       1-10 Year
Period              (NAV)       Index
--------------------------------------------------------------------------------
Life of Class
(5/3/2010)          6.51%       2.62%
5 years             5.77        1.03
1 year              1.17        4.68
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2016)
--------------------------------------------------------------------------------
                    Gross       Net
--------------------------------------------------------------------------------
                    1.05%       0.93%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                    Pioneer Flexible            Bloomberg Barclays U.S.
                    Opportunities Fund          Treasury TIPS 1-10 Year Index
5/10                $5,000,000                  $5,000,000
10/10               $5,428,135                  $5,240,513
10/11               $5,801,896                  $5,608,553
10/12               $6,284,926                  $5,898,408
10/13               $7,231,801                  $5,675,535
10/14               $7,354,846                  $5,709,383
10/15               $7,590,039                  $5,638,349
10/16               $7,678,737                  $5,901,983

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2017, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

16 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/16

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Flexible Opportunities Fund

Based on actual returns from May 1, 2016, through October 31, 2016.

--------------------------------------------------------------------------------
Share Class                        A             C            R            Y
--------------------------------------------------------------------------------
Beginning Account              $1,000.00     $1,000.00    $1,000.00    $1,000.00
Value on 5/1/16
--------------------------------------------------------------------------------
Ending Account                 $1,003.58     $  999.30    $1,001.00    $1,005.17
Value (after expenses)
on 10/31/16
--------------------------------------------------------------------------------
Expenses Paid                  $    5.99     $    9.75    $    8.60    $    4.54
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.19%, 1.94%, 1.71% and 0.90% for Class A, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/16 17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Flexible Opportunities Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from May 1, 2016, through October 31, 2016.

--------------------------------------------------------------------------------
Share Class                        A             C            R            Y
--------------------------------------------------------------------------------
Beginning Account              $1,000.00     $1,000.00    $1,000.00    $1,000.00
Value On 5/1/16
--------------------------------------------------------------------------------
Ending Account                 $1,019.15     $1,015.38    $1,016.54    $1,020.61
Value (after expenses)
On 10/31/16
--------------------------------------------------------------------------------
Expenses Paid                  $    6.04     $    9.83    $    8.67    $    4.57
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.19%, 1.94%, 1.71% and 0.90% for Class A, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

18 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/16

Schedule of Investments | 10/31/16 (Consolidated)

--------------------------------------------------------------------------------------------------------
Shares                                                                                   Value
--------------------------------------------------------------------------------------------------------
                                PREFERRED STOCKS -- 0.6%
                                AUTOMOBILES & COMPONENTS -- 0.4%
                                Auto Parts & Equipment -- 0.4%
          184,232               Schaeffler AG                                            $     2,783,957
                                                                                         ---------------
                                Total Automobiles & Components                           $     2,783,957
--------------------------------------------------------------------------------------------------------
                                BANKS -- 0.2%
                                Diversified Banks -- 0.2%
           73,275               Itau Unibanco Holding SA                                 $       882,485
                                                                                         ---------------
                                Total Banks                                              $       882,485
--------------------------------------------------------------------------------------------------------
                                REAL ESTATE -- 0.0%+
                                Retail REIT -- 0.0%+
              204               Wheeler Real Estate Investment Trust, Inc., 9.0%         $       174,420
                                                                                         ---------------
                                Total Real Estate                                        $       174,420
--------------------------------------------------------------------------------------------------------
                                TOTAL PREFERRED STOCKS
                                (Cost $3,855,058)                                        $     3,840,862
--------------------------------------------------------------------------------------------------------
                                COMMON STOCKS -- 62.0%
                                ENERGY -- 3.0%
                                Oil & Gas Equipment & Services -- 1.0%
          151,385               Halliburton Co.                                          $     6,963,710
--------------------------------------------------------------------------------------------------------
                                Integrated Oil & Gas -- 1.3%
           42,820               Chevron Corp.                                            $     4,485,395
           90,961               Lukoil PJSC (A.D.R.)                                           4,434,349
                                                                                         ---------------
                                                                                         $     8,919,744
--------------------------------------------------------------------------------------------------------
                                Oil & Gas Exploration & Production -- 0.7%
           12,198               Anadarko Petroleum Corp.                                 $       725,049
           47,478               EOG Resources, Inc.                                            4,292,961
                                                                                         ---------------
                                                                                         $     5,018,010
                                                                                         ---------------
                                Total Energy                                             $    20,901,464
--------------------------------------------------------------------------------------------------------
                                MATERIALS -- 2.3%
                                Construction Materials -- 1.4%
        5,786,000               BBMG Corp.                                               $     2,118,813
           39,793               Holcim, Ltd.                                                   2,124,089
           10,006               Martin Marietta Materials, Inc.                                1,854,912
        2,284,600               Semen Indonesia Persero Tbk PT                                 1,724,656
           16,280               Vulcan Materials Co.                                           1,842,896
                                                                                         ---------------
                                                                                         $     9,665,366
--------------------------------------------------------------------------------------------------------
                                Paper Packaging -- 0.2%
           31,435               Sealed Air Corp.                                         $     1,434,379
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/16 19

--------------------------------------------------------------------------------------------------------
Shares                                                                                   Value
--------------------------------------------------------------------------------------------------------
                                Diversified Metals & Mining -- 0.3%
           20,737               Eramet                                                   $       972,371
           95,274               MMC Norilsk Nickel PJSC (A.D.R.)                               1,436,732
                                                                                         ---------------
                                                                                         $     2,409,103
--------------------------------------------------------------------------------------------------------
                                Diversified Metals & Mining -- 0.1%
          158,337               OZ Minerals, Ltd.                                        $       806,676
--------------------------------------------------------------------------------------------------------
                                Gold -- 0.3%
          132,043               Cia de Minas Buenaventura SAA (A.D.R.)                   $     1,754,851
                                                                                         ---------------
                                Total Materials                                          $    16,070,375
--------------------------------------------------------------------------------------------------------
                                CAPITAL GOODS -- 11.0%
                                Aerospace & Defense -- 4.7%
           33,868               L-3 Communications Holdings, Inc.                        $     4,637,884
          196,367               Magellan Aerospace Corp.                                       2,684,748
           34,089               Raytheon Co.                                                   7,454,261
           37,516               Northrop Grumman Corp.                                         7,806,381
           54,566               Safran SA                                                      2,576,601
           78,937               Thales SA                                                      7,424,450
                                                                                         ---------------
                                                                                         $    32,584,325
--------------------------------------------------------------------------------------------------------
                                Building Products -- 0.5%
           16,741               Cie de St-Gobain SA                                      $       742,497
           62,513               Masco Corp.                                                    1,930,401
           17,992               Tarkett SA                                                       640,141
                                                                                         ---------------
                                                                                         $     3,313,039
--------------------------------------------------------------------------------------------------------
                                Construction & Engineering -- 3.3%
        1,239,500               China Railway Construction Corp., Ltd.                   $     1,553,490
        1,368,000               China Railway Group, Ltd.                                      1,058,359
        2,176,000               China State Construction International
                                Holdings, Ltd.                                                 3,181,762
          162,721               Granite Construction, Inc.                                     7,999,364
          256,000               Kajima Corp.                                                   1,730,257
        2,147,800               Pembangunan Perumahan Persero Tbk PT                             678,183
          135,000               Shimizu Corp.                                                  1,202,002
           71,356               Vinci SA                                                       5,162,868
                                                                                         ---------------
                                                                                         $    22,566,285
--------------------------------------------------------------------------------------------------------
                                Heavy Electrical Equipment -- 0.3%
           92,182               Gamesa Corp Tecnologica SA*                              $     2,130,404
--------------------------------------------------------------------------------------------------------
                                Industrial Conglomerates -- 0.6%
           59,508               Rheinmetall AG                                           $     4,118,336
--------------------------------------------------------------------------------------------------------
                                Construction & Farm Machinery & Heavy
                                Trucks -- 0.3%
        1,138,082               CSR Corp., Ltd.*                                         $     1,033,099
           30,100               Komatsu, Ltd.                                                    672,300

The accompanying notes are an integral part of these financial statements.

20 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/16

--------------------------------------------------------------------------------------------------------
Shares                                                                                   Value
--------------------------------------------------------------------------------------------------------
                                Construction & Farm Machinery & Heavy
                                Trucks -- (continued)
          637,200               Yangzijiang Shipbuilding Holdings, Ltd.                  $       341,067
                                                                                         ---------------
                                                                                         $     2,046,466
--------------------------------------------------------------------------------------------------------
                                Agriculture & Farm Machinery -- 0.4%
           60,660               The Toro Co.                                             $     2,904,401
--------------------------------------------------------------------------------------------------------
                                Industrial Machinery -- 0.6%
           35,756               Stanley Black & Decker, Inc.                             $     4,070,463
--------------------------------------------------------------------------------------------------------
                                Trading Companies & Distributors -- 0.3%
           74,091               Ashtead Group Plc                                        $     1,159,079
           15,765               United Rentals, Inc.*                                          1,192,780
                                                                                         ---------------
                                                                                         $     2,351,859
                                                                                         ---------------
                                Total Capital Goods                                      $    76,085,578
--------------------------------------------------------------------------------------------------------
                                COMMERCIAL SERVICES & SUPPLIES -- 0.8%
                                Diversified Support Services -- 0.3%
           99,400               Elior Group                                              $     2,229,637
--------------------------------------------------------------------------------------------------------
                                Security & Alarm Services -- 0.1%
            9,400               Secom Co., Ltd.                                          $       679,506
--------------------------------------------------------------------------------------------------------
                                Research & Consulting Services -- 0.4%
           22,296               Teleperformance                                          $     2,353,782
                                                                                         ---------------
                                Total Commercial Services & Supplies                     $     5,262,925
--------------------------------------------------------------------------------------------------------
                                TRANSPORTATION -- 1.5%
                                Railroads -- 0.8%
           47,076               CSX Corp.                                                $     1,436,289
           22,173               Norfolk Southern Corp.                                         2,062,089
          926,385               Rumo Logistica Operadora Multimodal SA                         2,074,484
                                                                                         ---------------
                                                                                         $     5,572,862
--------------------------------------------------------------------------------------------------------
                                Airport Services -- 0.2%
           10,032               Aena SA                                                  $     1,471,396
--------------------------------------------------------------------------------------------------------
                                Highways & Railtracks -- 0.2%
          271,421               CCR SA                                                   $     1,476,942
--------------------------------------------------------------------------------------------------------
                                Marine Ports & Services -- 0.3%
          372,992               Adani Ports & Special Economic Zone, Ltd.                $     1,706,998
                                                                                         ---------------
                                Total Transportation                                     $    10,228,198
--------------------------------------------------------------------------------------------------------
                                AUTOMOBILES & COMPONENTS -- 1.9%
                                Auto Parts & Equipment -- 1.1%
           76,826               Brembo S.p.A.                                            $     4,743,128
        3,322,000               Xinyi Glass Holdings, Ltd.                                     2,857,072
                                                                                         ---------------
                                                                                         $     7,600,200
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/16 21

--------------------------------------------------------------------------------------------------------
Shares                                                                                   Value
--------------------------------------------------------------------------------------------------------
                                Automobile Manufacturers -- 0.8%
           74,590               Daimler AG                                               $     5,309,339
                                                                                         ---------------
                                Total Automobiles & Components                           $    12,909,539
--------------------------------------------------------------------------------------------------------
                                CONSUMER DURABLES & APPAREL -- 2.0%
                                Home Furnishings -- 0.2%
            8,939               Mohawk Industries, Inc.*                                 $     1,647,458
--------------------------------------------------------------------------------------------------------
                                Homebuilding -- 0.7%
           46,348               DR Horton, Inc.                                          $     1,336,213
           71,969               KB Home                                                        1,046,429
          142,965               PulteGroup, Inc.                                               2,659,149
                                                                                         ---------------
                                                                                         $     5,041,791
--------------------------------------------------------------------------------------------------------
                                Apparel, Accessories & Luxury Goods -- 1.1%
           31,530               Cie Financiere Richemont SA                              $     2,026,951
          316,383               Moncler S.p.A.*                                                5,263,165
                                                                                         ---------------
                                                                                         $     7,290,116
                                                                                         ---------------
                                Total Consumer Durables & Apparel                        $    13,979,365
--------------------------------------------------------------------------------------------------------
                                CONSUMER SERVICES -- 1.0%
                                Casinos & Gaming -- 0.6%
          266,000               Galaxy Entertainment Group, Ltd.*                        $     1,092,413
        1,338,000               Melco International Development, Ltd.                          1,749,403
          238,800               Sands China, Ltd.                                              1,039,211
                                                                                         ---------------
                                                                                         $     3,881,027
--------------------------------------------------------------------------------------------------------
                                Hotels, Resorts & Cruise Lines -- 0.4%
          453,648               Aitken Spence Hotel Holdings Plc                         $       142,934
          679,459               NH Hotel Group SA*                                             2,999,006
                                                                                         ---------------
                                                                                         $     3,141,940
                                                                                         ---------------
                                Total Consumer Services                                  $     7,022,967
--------------------------------------------------------------------------------------------------------
                                MEDIA -- 1.2%
                                Cable & Satellite -- 0.3%
           35,616               Comcast Corp.                                            $     2,201,781
--------------------------------------------------------------------------------------------------------
                                Publishing -- 0.9%
          162,124               Lagardere SCA                                            $     4,124,616
          310,742               Promotora de Informaciones SA                                  2,153,601
                                                                                         ---------------
                                                                                         $     6,278,217
                                                                                         ---------------
                                Total Media                                              $     8,479,998
--------------------------------------------------------------------------------------------------------
                                RETAILING -- 2.4%
                                Internet Retail -- 1.5%
            8,326               Amazon.com, Inc.*                                        $     6,576,041
          259,587               Vipshop Holdings, Ltd. (A.D.R.)*                               3,548,554
                                                                                         ---------------
                                                                                         $    10,124,595
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/16

--------------------------------------------------------------------------------------------------------
Shares                                                                                   Value
--------------------------------------------------------------------------------------------------------
                                General Merchandise Stores -- 0.2%
            7,100               Ryohin Keikaku Co., Ltd.                                 $     1,518,818
--------------------------------------------------------------------------------------------------------
                                Specialty Stores -- 0.4%
           23,157               Dufry AG*                                                $     2,815,981
--------------------------------------------------------------------------------------------------------
                                Homefurnishing Retail -- 0.3%
           86,136               Maisons du Monde SA                                      $     2,427,538
                                                                                         ---------------
                                Total Retailing                                          $    16,886,932
--------------------------------------------------------------------------------------------------------
                                FOOD, BEVERAGE & TOBACCO -- 1.1%
                                Packaged Foods & Meats -- 0.6%
           42,700               MEIJI Holdings Co., Ltd.                                 $     4,265,929
--------------------------------------------------------------------------------------------------------
                                Tobacco -- 0.5%
           46,459               Altria Group, Inc.                                       $     3,071,869
                                                                                         ---------------
                                Total Food, Beverage & Tobacco                           $     7,337,798
--------------------------------------------------------------------------------------------------------
                                HEALTH CARE EQUIPMENT & SERVICES -- 8.6%
                                Health Care Equipment -- 5.7%
          188,133               Boston Scientific Corp.*                                 $     4,138,926
           31,991               CR Bard, Inc.                                                  6,931,810
           69,044               Edwards Lifesciences Corp.*                                    6,574,370
          113,246               Hill-Rom Holdings, Inc.                                        6,274,961
           78,767               Hologic, Inc.*                                                 2,836,400
            1,886               Intuitive Surgical, Inc.*                                      1,267,543
           32,549               Medtronic Plc                                                  2,669,669
           64,951               NuVasive, Inc.*                                                3,879,523
           40,035               Stryker Corp.                                                  4,618,037
                                                                                         ---------------
                                                                                         $    39,191,239
--------------------------------------------------------------------------------------------------------
                                Health Care Distributors -- 0.3%
          781,800               Shanghai Pharmaceuticals Holding Co., Ltd.               $     2,016,144
--------------------------------------------------------------------------------------------------------
                                Health Care Services -- 0.4%
           24,360               Laboratory Corp of America Holdings*                     $     3,053,282
--------------------------------------------------------------------------------------------------------
                                Health Care Facilities -- 0.8%
           86,946               VCA, Inc.*                                               $     5,343,701
--------------------------------------------------------------------------------------------------------
                                Managed Health Care -- 1.4%
           46,938               Aetna, Inc.                                              $     5,038,794
           33,376               UnitedHealth Group, Inc.                                       4,717,030
                                                                                         ---------------
                                                                                         $     9,755,824
                                                                                         ---------------
                                Total Health Care Equipment & Services                   $    59,360,190
--------------------------------------------------------------------------------------------------------
                                PHARMACEUTICALS, BIOTECHNOLOGY &
                                LIFE SCIENCES -- 4.3%
                                Biotechnology -- 0.5%
           12,578               Actelion, Ltd.                                           $     1,816,639
           33,169               Shire Plc                                                      1,888,001
                                                                                         ---------------
                                                                                         $     3,704,640
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/16 23

--------------------------------------------------------------------------------------------------------
Shares                                                                                   Value
--------------------------------------------------------------------------------------------------------
                                Pharmaceuticals -- 1.8%
          418,000               China Medical System Holdings, Ltd.                      $       653,243
           47,106               Johnson & Johnson                                              5,463,825
           55,146               Novartis AG                                                    3,921,097
          813,500               Shanghai Fosun Pharmaceutical Group Co., Ltd.                  2,501,738
                                                                                         ---------------
                                                                                         $    12,539,903
--------------------------------------------------------------------------------------------------------
                                Life Sciences Tools & Services -- 2.0%
           43,751               Charles River Laboratories International, Inc.*          $     3,319,826
          131,927               INC Research Holdings, Inc.                                    6,029,064
           21,998               Thermo Fisher Scientific, Inc.                                 3,234,366
            7,916               Waters Corp.*                                                  1,101,432
                                                                                         ---------------
                                                                                         $    13,684,688
                                                                                         ---------------
                                Total Pharmaceuticals, Biotechnology &
                                Life Sciences                                            $    29,929,231
--------------------------------------------------------------------------------------------------------
                                BANKS -- 5.2%
                                Diversified Banks -- 4.7%
          383,604               Banca Popolare dell'Emilia Romagna SC                    $     1,797,901
          119,237               Banco do Brasil SA                                             1,095,345
           12,317               Banco Latinoamericano de Comercio Exterior SA                    332,189
            8,830               Banco Macro SA (A.D.R.)*                                         673,111
           18,316               Bancolombia SA (A.D.R.)                                          701,136
        4,936,000               Bank of China, Ltd.                                            2,214,880
        4,977,300               Bank Rakyat Indonesia Persero Tbk PT                           4,653,821
           47,642               BNP Paribas SA                                                 2,760,584
        1,407,500               China Merchants Bank Co., Ltd.                                 3,433,724
            9,420               Credicorp, Ltd.                                                1,400,566
           63,605               Grupo Financiero Galicia SA (A.D.R.)                           1,980,660
          254,529               Hatton National Bank Plc                                         391,517
          140,632               HDFC Bank, Ltd.                                                3,151,608
        2,221,579               Intesa Sanpaolo S.p.A.                                         5,140,347
        4,166,600               Krung Thai Bank PCL                                            2,045,541
          397,290               Metropolitan Bank & Trust Co.                                    666,860
                                                                                         ---------------
                                                                                         $    32,439,790
--------------------------------------------------------------------------------------------------------
                                Regional Banks -- 0.5%
           13,665               First Republic Bank                                      $     1,017,086
           23,519               The PNC Financial Services Group, Inc.                         2,248,416
                                                                                         ---------------
                                                                                         $     3,265,502
                                                                                         ---------------
                                Total Banks                                              $    35,705,292
--------------------------------------------------------------------------------------------------------
                                DIVERSIFIED FINANCIALS -- 0.7%
                                Multi-Sector Holdings -- 0.4%
       19,492,800               Metro Pacific Investments Corp.                          $     2,897,630
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/16

--------------------------------------------------------------------------------------------------------
Shares                                                                                   Value
--------------------------------------------------------------------------------------------------------
                                Other Diversified Financial Services -- 0.3%
           17,367               S&P Global, Inc.                                         $     2,116,169
                                                                                         ---------------
                                Total Diversified Financials                             $     5,013,799
--------------------------------------------------------------------------------------------------------
                                INSURANCE -- 3.7%
                                Life & Health Insurance -- 1.4%
          523,400               AIA Group, Ltd.                                          $     3,303,560
          243,200               New China Life Insurance Co., Ltd.*                            1,053,656
          609,000               Ping An Insurance Group Co. of China, Ltd.                     3,215,637
            8,734               Swiss Life Holding AG                                          2,311,189
                                                                                         ---------------
                                                                                         $     9,884,042
--------------------------------------------------------------------------------------------------------
                                Multi-line Insurance -- 0.9%
           28,619               Allianz SE*                                              $     4,456,471
           30,846               American International Group, Inc.                             1,903,198
                                                                                         ---------------
                                                                                         $     6,359,669
--------------------------------------------------------------------------------------------------------
                                Property & Casualty Insurance -- 1.4%
           36,917               Chubb, Ltd.                                              $     4,688,459
           70,480               The Allstate Corp.                                             4,785,592
                                                                                         ---------------
                                                                                         $     9,474,051
                                                                                         ---------------
                                Total Insurance                                          $    25,717,762
--------------------------------------------------------------------------------------------------------
                                REAL ESTATE -- 5.3%
                                Diversified REIT -- 1.9%
          199,308               Lar Espana Real Estate SA                                $     1,431,576
          217,500               Hispania Activos Inmobiliarios SOCIMI SA                       2,676,088
        5,004,500               Mapletree Greater China Commercial Trust                       3,739,397
          452,749               Merlin Properties Socimi SA                                    5,084,002
                                                                                         ---------------
                                                                                         $    12,931,063
--------------------------------------------------------------------------------------------------------
                                Industrial REIT -- 0.3%
        1,319,100               Ascendas Real Estate Investment Trust                    $     2,246,124
--------------------------------------------------------------------------------------------------------
                                Office REIT -- 0.7%
        6,514,900               Keppel Real Estate Investment Trust                      $     5,102,016
--------------------------------------------------------------------------------------------------------
                                Health Care REIT -- 0.2%
        1,421,200               First Real Estate Investment Trust                       $     1,363,151
--------------------------------------------------------------------------------------------------------
                                Retail REIT -- 0.2%
          992,100               CapitaLand Retail China Trust                            $     1,065,625
--------------------------------------------------------------------------------------------------------
                                Diversified Real Estate Activities -- 0.5%
        4,783,100               Ayala Land, Inc.                                         $     3,579,758
--------------------------------------------------------------------------------------------------------
                                Real Estate Operating Companies -- 0.9%
        2,274,600               Ascendas India Trust                                     $     1,748,624
           65,859               Deutsche Wohnen AG                                             2,146,407
           58,653               Vonovia SE*                                                    2,063,671
                                                                                         ---------------
                                                                                         $     5,958,702
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/16 25

--------------------------------------------------------------------------------------------------------
Shares                                                                                   Value
--------------------------------------------------------------------------------------------------------
                                Real Estate Development -- 0.6%
          282,000               China Resources Land, Ltd.                               $       703,236
          524,000               Longfor Properties Co., Ltd.                                     695,928
           53,380               Nexity SA                                                      2,677,753
                                                                                         ---------------
                                                                                         $     4,076,917
                                                                                         ---------------
                                Total Real Estate                                        $    36,323,356
--------------------------------------------------------------------------------------------------------
                                SOFTWARE & SERVICES -- 3.0%
                                Internet Software & Services -- 1.6%
           37,290               Alibaba Group Holding, Ltd. (A.D.R.)                     $     3,792,020
            5,527               Alphabet, Inc. (Class A)                                       4,476,317
           91,100               Tencent Holdings, Ltd.                                         2,417,461
                                                                                         ---------------
                                                                                         $    10,685,798
--------------------------------------------------------------------------------------------------------
                                Data Processing & Outsourced Services -- 1.4%
           53,650               Mastercard, Inc.                                         $     5,741,623
           49,140               Visa, Inc.                                                     4,054,541
                                                                                         ---------------
                                                                                         $     9,796,164
                                                                                         ---------------
                                Total Software & Services                                $    20,481,962
--------------------------------------------------------------------------------------------------------
                                TECHNOLOGY HARDWARE & EQUIPMENT -- 1.0%
                                Computer Hardware Storage &
                                Peripherals -- 0.3%
            1,483               Samsung Electronics Co., Ltd.                            $     2,125,500
--------------------------------------------------------------------------------------------------------
                                Electronic Equipment Manufacturers -- 0.4%
        2,874,000               China Railway Signal & Communication
                                Corp., Ltd.                                              $     2,334,657
--------------------------------------------------------------------------------------------------------
                                Electronic Components -- 0.3%
           33,234               Amphenol Corp.                                           $     2,191,118
                                                                                         ---------------
                                Total Technology Hardware & Equipment                    $     6,651,275
--------------------------------------------------------------------------------------------------------
                                SEMICONDUCTORS & SEMICONDUCTOR
                                EQUIPMENT -- 0.9%
                                Semiconductors -- 0.9%
           34,621               Broadcom, Ltd.                                           $     5,895,264
                                                                                         ---------------
                                Total Semiconductors & Semiconductor
                                Equipment                                                $     5,895,264
--------------------------------------------------------------------------------------------------------
                                UTILITIES -- 1.1%
                                Gas Utilities -- 0.5%
          678,796               Snam S.p.A.                                              $     3,574,454
--------------------------------------------------------------------------------------------------------
                                Water Utilities -- 0.4%
          992,000               Beijing Enterprises Water Group, Ltd.                    $       720,138
        7,262,000               CT Environmental Group, Ltd.                                   2,041,308
                                                                                         ---------------
                                                                                         $     2,761,446
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/16

--------------------------------------------------------------------------------------------------------
Shares                                                                                   Value
--------------------------------------------------------------------------------------------------------

                                Renewable Electricity -- 0.2%
          168,667               Saeta Yield SA                                           $     1,629,500
                                                                                         ---------------
                                Total Utilities                                          $     7,965,400
--------------------------------------------------------------------------------------------------------
                                TOTAL COMMON STOCKS
                                (Cost $404,063,555)                                      $   428,208,670
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Principal           Floating
Amount ($)          Rate (b)
--------------------------------------------------------------------------------------------------------
                                COLLATERALIZED MORTGAGE
                                OBLIGATIONS -- 0.7%
                                BANKS -- 0.7%
                                Thrifts & Mortgage Finance -- 0.7%
        2,384,000       5.92    JP Morgan Chase Commercial Mortgage
                                Securities Trust 2006-LDP7, Floating Rate
                                Note, 4/17/45 (e)                                        $     1,853,601
        3,000,000       5.57    Morgan Stanley Capital I Trust 2007-TOP25,
                                Floating Rate Note, 11/12/49                                   2,981,425
                                                                                         ---------------
                                                                                         $     4,835,026
                                                                                         ---------------
                                Total Banks                                              $     4,835,026
--------------------------------------------------------------------------------------------------------
                                TOTAL COLLATERALIZED MORTGAGE
                                OBLIGATIONS
                                (Cost $5,337,343)                                        $     4,835,026
--------------------------------------------------------------------------------------------------------
                                CORPORATE BONDS -- 8.4%
                                ENERGY -- 3.1%
                                Integrated Oil & Gas -- 1.7%
        4,579,000               Lukoil International Finance BV, 6.125%,
                                11/9/20 (144A)                                           $     4,968,948
        4,474,000               Lukoil International Finance BV, 7.25%,
                                11/5/19 (144A)                                                 4,988,510
        2,047,000               YPF SA, 8.5%, 3/23/21 (144A)                                   2,251,086
                                                                                         ---------------
                                                                                         $    12,208,544
--------------------------------------------------------------------------------------------------------
                                Oil & Gas Exploration & Production -- 1.4%
        6,687,000               Gazprom OAO Via Gaz Capital SA, 3.85%,
                                2/6/20 (144A)                                            $     6,695,426
        2,538,000               Gazprom OAO Via Gaz Capital SA, 6.51%,
                                3/7/22 (144A)                                                  2,781,145
                                                                                         ---------------
                                                                                         $     9,476,571
                                                                                         ---------------
                                Total Energy                                             $    21,685,115
--------------------------------------------------------------------------------------------------------
                                MATERIALS -- 1.5%
                                Commodity Chemicals -- 0.3%
        1,800,000               Braskem Finance, Ltd., 6.45%, 2/3/24 (e)                 $     1,903,500
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/16 27

--------------------------------------------------------------------------------------------------------
Principal           Floating
Amount ($)          Rate (b)                                                             Value
--------------------------------------------------------------------------------------------------------
                                Construction Materials -- 0.5%
        3,000,000               Vulcan Materials Co., 7.5%, 6/15/21                      $     3,622,500
--------------------------------------------------------------------------------------------------------
                                Paper Packaging -- 0.4%
        3,000,000               Sealed Air Corp., 5.125%, 12/1/24 (144A)                 $     3,172,500
--------------------------------------------------------------------------------------------------------
                                Diversified Metals & Mining -- 0.3%
        2,000,000               GTL Trade Finance, Inc., 5.893%,
                                4/29/24 (144A) (e)                                       $     1,984,750
                                                                                         ---------------
                                Total Materials                                          $    10,683,250
--------------------------------------------------------------------------------------------------------
                                CAPITAL GOODS -- 0.5%
                                Building Products -- 0.5%
        3,000,000               USG Corp., 9.5%, 1/15/18                                 $     3,232,500
                                                                                         ---------------
                                Total Capital Goods                                      $     3,232,500
--------------------------------------------------------------------------------------------------------
                                CONSUMER SERVICES -- 0.9%
                                Casinos & Gaming -- 0.9%
        5,523,000               MGM Resorts International, 6.625%, 12/15/21              $     6,168,528
                                                                                         ---------------
                                Total Consumer Services                                  $     6,168,528
--------------------------------------------------------------------------------------------------------
                                FOOD, BEVERAGE & TOBACCO -- 0.5%
                                Packaged Foods & Meats -- 0.5%
        1,500,000               Smithfield Foods, Inc., 5.875%, 8/1/21 (144A)            $     1,563,750
        1,500,000               Smithfield Foods, Inc., 6.625%, 8/15/22                        1,580,625
                                                                                         ---------------
                                                                                         $     3,144,375
                                                                                         ---------------
                                Total Food, Beverage & Tobacco                           $     3,144,375
--------------------------------------------------------------------------------------------------------
                                BANKS -- 1.2%
                                Diversified Banks -- 1.2%
          977,000               Banco do Brasil SA, 3.875%, 10/10/22                     $       930,592
        2,000,000               Banco do Brasil SA, 3.875%, 10/10/22 (e)                       1,905,000
        1,101,000               Sberbank of Russia Via SB Capital SA,
                                6.125%, 2/7/22 (144A)                                          1,196,102
        2,200,000               Sberbank of Russia Via SB Capital SA,
                                6.125%, 2/7/22 (144A) (e)                                      2,390,032
        2,200,000       5.50    Sberbank of Russia Via SB Capital SA,
                                Floating Rate Note, 2/26/24 (144A) (e)                         2,178,000
                                                                                         ---------------
                                                                                         $     8,599,726
                                                                                         ---------------
                                Total Banks                                              $     8,599,726
--------------------------------------------------------------------------------------------------------
                                DIVERSIFIED FINANCIALS -- 0.5%
                                Consumer Finance -- 0.5%
        3,000,000               FirstCash, Inc., 6.75%, 4/1/21                           $     3,135,000
                                                                                         ---------------
                                Total Diversified Financials                             $     3,135,000
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/16

--------------------------------------------------------------------------------------------------------
Principal           Floating
Amount ($)          Rate (b)                                                             Value
--------------------------------------------------------------------------------------------------------
                                TELECOMMUNICATION SERVICES -- 0.2%
                                Wireless Telecommunication Services -- 0.2%
        1,500,000               Sprint Communications, Inc., 6.0%, 12/1/16               $     1,501,875
                                                                                         ---------------
                                Total Telecommunication Services                         $     1,501,875
--------------------------------------------------------------------------------------------------------
                                TOTAL CORPORATE BONDS
                                (Cost $55,197,094)                                       $    58,150,369
--------------------------------------------------------------------------------------------------------
                                U.S. GOVERNMENT AND AGENCY
                                OBLIGATIONS -- 9.5%
       24,850,000               U.S. Treasury Bill, 11/10/16 (c)                         $    24,849,230
       18,000,000               U.S. Treasury Bill, 11/17/16 (c)                              17,998,578
       13,485,000               U.S. Treasury Bill, 11/25/16 (c)                              13,483,449
        9,400,000               U.S. Treasury Bill, 11/3/16 (c)                                9,399,944
                                                                                         ---------------
                                                                                         $    65,731,201
--------------------------------------------------------------------------------------------------------
                                TOTAL U.S. GOVERNMENT AND
                                AGENCY OBLIGATIONS
                                (Cost $65,729,392)                                       $    65,731,201
--------------------------------------------------------------------------------------------------------
                                FOREIGN GOVERNMENT BONDS -- 3.1%
        6,488,000               Indonesia Government International Bond,
                                5.875%, 1/15/24 (144A)                                   $     7,526,618
       13,600,000               Russian Foreign Bond -- Eurobond, 3.5%,
                                1/16/19 (144A)                                                13,859,896
                                                                                         ---------------
                                                                                         $    21,386,514
--------------------------------------------------------------------------------------------------------
                                TOTAL FOREIGN GOVERNMENT BONDS
                                (Cost $20,248,965)                                       $    21,386,514
--------------------------------------------------------------------------------------------------------
                                MUNICIPAL BONDS -- 1.1% (d)
                                Municipal Development -- 0.1%
          680,000       0.49    Lower Neches Valley Authority Industrial
                                Development Corp., Floating Rate Note,
                                11/1/38                                                  $       680,000
--------------------------------------------------------------------------------------------------------
                                Higher Municipal Education -- 0.1%
          270,000       0.39    Connecticut State Health & Educational
                                Facility Authority, Floating Rate Note, 7/1/36           $       270,000
          375,000       0.40    Massachusetts Health & Educational
                                Facilities Authority, Floating Rate Note, 11/1/49                375,000
                                                                                         ---------------
                                                                                         $       645,000
--------------------------------------------------------------------------------------------------------
                                Municipal Medical -- 0.9%
          340,000       0.54    Harris County Health Facilities Development
                                Corp., Floating Rate Note, 12/1/41                       $       340,000
        5,445,000       0.54    Harris County Health Facilities Development
                                Corp., Floating Rate Note, 12/1/41                             5,445,000

The accompanying notes are an integral part of these financial statements.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/16 29

--------------------------------------------------------------------------------------------------------
Principal           Floating
Amount ($)          Rate (b)                                                             Value
--------------------------------------------------------------------------------------------------------
                                Municipal Medical -- (continued)
          155,000       0.51    Massachusetts Health & Educational Facilities
                                Authority, Floating Rate Note, 10/1/49                   $       155,000
                                                                                         ---------------
                                                                                         $     5,940,000
--------------------------------------------------------------------------------------------------------
                                TOTAL MUNICIPAL BONDS
                                (Cost $7,265,000)                                        $     7,265,000
--------------------------------------------------------------------------------------------------------
                                SENIOR FLOATING RATE LOAN
                                INTEREST -- 0.0%+**
                                TECHNOLOGY HARDWARE &
                                EQUIPMENT -- 0.0%+
                                Communications Equipment -- 0.0%+
            91,030      3.54    CommScope, Inc., Tranche 4 Term
                                Loan, 1/14/18                                            $        91,171
--------------------------------------------------------------------------------------------------------
                                TOTAL SENIOR FLOATING RATE LOAN INTEREST
                                (Cost $91,030)                                           $        91,171
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Shares
--------------------------------------------------------------------------------------------------------
                                MUTUAL FUNDS -- 9.0%
             97,561             Global X MSCI Argentina ETF                              $     2,321,952
             32,883             Guggenheim S&P Global Water Index ETF                            964,458
             80,224             PowerShares Buyback Achievers Portfolio                        3,757,692
             62,296             PowerShares International BuyBack
                                Achievers Portfolio                                            1,749,895
            660,727             ProShares S&P 500 Dividend Aristocrats ETF                    34,245,482
             62,300             Blackrock Munivest Fund, Inc.                                    618,639
             44,100             Blackrock Muniyield Fund, Inc.                                   643,860
            177,729             SPDR S&P Euro Dividend Aristocrats UCITS ETF                   4,078,233
             19,163             SPDR S&P Global Dividend Aristocrats UCITS ETF                   587,976
            210,227             SPDR S&P UK Dividend Aristocrats UCITS ETF                     3,196,972
            118,579             SPDR S&P US Dividend Aristocrats UCITS ETF                     5,164,115
             43,847             SPDR S&P US Dividend Aristocrats UCITS ETF                     1,912,373
            209,556             VanEck Vectors Vietnam ETF                                     3,002,937
                                                                                         ---------------
                                                                                         $    62,244,584
--------------------------------------------------------------------------------------------------------
                                TOTAL MUTUAL FUNDS
                                (Cost $64,013,239)                                       $    62,244,584
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Principal
Amount($)
--------------------------------------------------------------------------------------------------------
                                TEMPORARY CASH INVESTMENTS -- 0.7%
                                Commercial Paper -- 0.7%
        1,665,000               BNP Paribas SA, Commercial Paper, 11/1/16 (c)            $     1,664,981

The accompanying notes are an integral part of these financial statements.

30 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/16

--------------------------------------------------------------------------------------------------------
Principal
Amount ($)                                                                               Value
--------------------------------------------------------------------------------------------------------
                                Commercial Paper -- (continued)
        1,665,000               Prudential Funding Corp., Commercial Paper,
                                11/1/16 (c)                                              $     1,664,983
        1,665,000               Societe Generale SA, Commercial Paper,
                                11/1/16 (c)                                                    1,664,986
                                                                                         ---------------
                                                                                         $     4,994,950
--------------------------------------------------------------------------------------------------------
                                TOTAL TEMPORARY CASH INVESTMENTS
                                (Cost $4,995,000)                                        $     4,994,950
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
 Number of                                                    Strike         Expiration
 Contracts      Description             Counterparty          Price          Date        Value
--------------------------------------------------------------------------------------------------------
                                      CALL OPTIONS PURCHASED -- 0.5%
     12,500     Altria Group, Inc.      Citibank NA              65.000      12/16/16    $     2,781,250
      2,290     NIFTY 50 Index          Citibank NA           9,254.115      3/30/17             333,362
      2,240     NIFTY 50 Index          Citibank NA           9,266.483      3/30/17             317,830
      2,290     NIFTY 50 Index          Citibank NA           8,904.903      12/29/16            223,270
      2,240     NIFTY 50 Index          Citibank NA           9,266.483      12/29/16             50,387
                                                                                         ---------------
                                                                                         $     3,706,099
--------------------------------------------------------------------------------------------------------
                                      TOTAL CALL OPTIONS PURCHASED
                                      (Cost $4,014,162)                                  $     3,706,099
--------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENT IN SECURITIES -- 95.6%
                                      (Cost $634,809,838) (a)                            $   660,454,446
--------------------------------------------------------------------------------------------------------
                                      OTHER ASSETS & LIABILITIES -- 4.6%                 $    30,768,708
--------------------------------------------------------------------------------------------------------
                                      NET ASSETS -- 100.0%                               $   691,223,154
========================================================================================================

*           Non-income producing security.

+           Amount rounds to less than 0.1%.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2016, the value of these securities amounted to $55,556,763 or 8.0% of net assets.

(A.D.R.)    American Depositary Receipts.

REIT        Real Estate Investment Trust.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major U.S. banks,
            (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

The accompanying notes are an integral part of these financial statements.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/16 31

(a) At October 31, 2016, the net unrealized appreciation on investments based on cost for federal income tax purposes of $638,118,223 was as follows:

             Aggregate gross unrealized appreciation for all investments in
                which there is an excess of value over tax cost                 $  36,621,084
             Aggregate gross unrealized depreciation for all investments in
                which there is an excess of tax cost over value                   (14,284,861)
                                                                                -------------
             Net unrealized appreciation                                        $  22,336,223
                                                                                =============

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.

(c) Security issued with a zero coupon. Income is earned through accretion of discount.

(d)         Consists of revenue bonds unless otherwise indicated.

(e) All or a portion of this security is held by Pioneer Cayman Commodity Fund Ltd.

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2016 were as follows:

--------------------------------------------------------------------------------
                                            Purchases             Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government                   $   29,683,610        $   19,037,656
Other Long-Term Securities                   1,533,534,870         1,728,671,761

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Pioneer Investment Management, Inc. serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended October 31, 2016, the Fund engaged in purchases and sales pursuant to these procedures amounting to $0 and $1,539,131, respectively, resulting in a net realized loss of $9,655.

-------------------------------------------------------------------------------------------------------------
TOTAL RETURN SWAP AGREEMENTS

                                                                                               Net
                                                                                               Unrealized
      Notional                         Pay/     Obligation                        Expiration   Appreciation
      Principal     Counterparty       Receive  Entity/Index        Coupon        Date         (Depreciation)
-------------------------------------------------------------------------------------------------------------
          155,416   Citibank NA        Pay      HACK Purefunds      3M Libor       6/12/17     $  (116,810)
                                                ISE Cyber
         155,416    Citibank NA        Pay      HACK Purefunds      3M Libor +     6/12/17        (120,821)
                                                ISE Cyber           20 bps
          58,677    Goldman Sachs      Pay      Goldman             3M Libor +     4/28/17         (93,522)
                    International               Sachs               39 bps
                                                Cash Index
           1,253    Societe            Pay      Solactive           3M Libor +    10/17/17         (57,404)
                    Generale SA                 European            35 bps
                                                Buyback Index
IDR    7,003,517    Citibank NA        Pay      MSCI                3M Libor       2/15/17         383,432
                                                Indonesia Index
JPY    3,950,000    JP Morgan          Pay      S&P JPX Dividend    3M Libor        6/1/17         313,841
                    Chase Bank NA               Aristocrats Index
JPY   11,074,590    JP Morgan          Pay      S&P JPX Dividend    3M Libor +      6/7/17         885,861
                    Chase Bank NA               Aristocrats Index   40 bps
EUR        1,172    Societe            Pay      Solactive European  3M Libor +     6/13/17        (252,739)
                    Generale SA                 Buyback Index       25 bps
-------------------------------------------------------------------------------------------------------------
                                                                                                $  941,838
=============================================================================================================

The accompanying notes are an integral part of these financial statements.

32 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/16

NOTE:       Principal amounts are denominated in U.S. Dollars unless otherwise noted:
EUR         Euro
IDR         Indonesian Rupiah
JPY         Japanese Yen

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

  Level 1 - quoted prices in active markets for identical securities.

  Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

  Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of October 31, 2016, in valuing the Fund's investments:

--------------------------------------------------------------------------------------------
                                    Level 1        Level 2        Level 3      Total
--------------------------------------------------------------------------------------------
Preferred Stocks                    $  3,666,442   $    174,420   $      --    $  3,840,862
Common Stocks*                       428,208,670             --          --     428,208,670
Collateralized Mortgage
  Obligations                                 --      4,835,026          --       4,835,026
Corporate Bonds                               --     58,150,369          --      58,150,369
U.S. Government And
  Agency Obligations                          --     65,731,201          --      65,731,201
Foreign Government Bonds                      --     21,386,514          --      21,386,514
Municipal Bonds                               --      7,265,000          --       7,265,000
Senior Floating Rate Loan Interest            --         91,171          --          91,171
Mutual Funds                          62,244,584             --          --      62,244,584
Commercial Paper                              --      4,994,950          --       4,994,950
Call Options Purchased                 2,781,250        924,849          --       3,706,099
--------------------------------------------------------------------------------------------
Total                               $496,900,946   $163,553,500   $      --    $660,454,446
============================================================================================
Other Financial Instruments
Unrealized appreciation on
  futures contracts                      896,242             --          --         896,242
Unrealized depreciation on
  futures contracts                     (167,430)            --          --        (167,430)
Unrealized appreciation on
  total return swap contracts                 --      1,583,134          --       1,583,134
Unrealized depreciation on
  total return swap contracts                 --       (641,296)         --        (641,296)
--------------------------------------------------------------------------------------------
Total Other Financial Instruments   $    728,812   $    941,838   $      --    $  1,670,650
============================================================================================

The accompanying notes are an integral part of these financial statements.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/16 33

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

--------------------------------------------------------------------------------
                                                                  Common
                                                                  Stocks
--------------------------------------------------------------------------------
Balance as of 10/31/15                                            $  3,981,510
Realized gain (loss)(1)                                                150,246
Change in unrealized appreciation (depreciation)(2)                     (3,736)
Purchases                                                                   --
Sales                                                               (4,128,020)
Changes between Level 3*                                                    --
--------------------------------------------------------------------------------
Balance as of 10/31/16                                            $         --
================================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the year ended October 31, 2016, there were no transfers between Levels 1, 2 and 3.

     Net change in unrealized appreciation (depreciation) of investments
     still held as of 10/31/16                                              $    --
                                                                            -------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/16

Statement of Assets and Liabilities | 10/31/16 (Consolidated)

ASSETS:
  Investment in securities, at value (cost $634,809,838)                 $660,454,446
  Cash                                                                     12,809,749
  Restricted cash*                                                          5,143,769
  Foreign currencies, at value (cost $8,862,748)                            8,788,422
  Receivables --
     Investment securities sold                                            10,631,609
     Fund shares sold                                                         597,084
     Dividends                                                                265,822
     Interest                                                               1,419,539
  Unrealized appreciation on total return rate swaps                        1,583,134
  Due from Pioneer Investment Management, Inc.                                 78,058
  Variation margin on futures contracts                                         2,318
  Other assets                                                                150,609
--------------------------------------------------------------------------------------
         Total assets                                                    $701,924,559
======================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                     $  3,689,059
     Fund shares repurchased                                                2,084,043
     Trustee fees                                                               3,615
     Distributions                                                                290
  Due to broker                                                             3,875,475
  Unrealized depreciation on total return rate swaps                          641,296
  Due to affiliates                                                            93,276
  Accrued expenses                                                            314,351
--------------------------------------------------------------------------------------
         Total liabilities                                               $ 10,701,405
======================================================================================
NET ASSETS:
  Paid-in capital                                                        $684,109,645
  Distributions in excess of net investment income                            (58,262)
  Accumulated net realized loss on investments, futures contracts, swap
     contracts and foreign currency transactions                          (20,069,217)
  Net unrealized appreciation on investments                               25,644,608
  Net unrealized appreciation on futures contracts                            728,812
  Net unrealized appreciation on swap contracts                               941,838
  Net unrealized depreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies           (74,270)
--------------------------------------------------------------------------------------
         Net assets                                                      $691,223,154
======================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $164,898,124/13,709,411 shares)                      $      12.03
  Class C (based on $178,457,058/15,024,721 shares)                      $      11.88
  Class R (based on $281,545/23,468 shares)                              $      12.00
  Class Y (based on $347,586,427/28,779,699 shares)                      $      12.08
MAXIMUM OFFERING PRICE:
  Class A ($12.03 / 95.5%)                                               $      12.60
======================================================================================

* Represents restricted cash deposited at the custodian and/or counterparty for derivative contracts.

The accompanying notes are an integral part of these financial statements.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/16 35

Statement of Operations (Consolidated)

For the Year Ended 10/31/16

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $524,703)              $  9,635,069
  Interest (net of foreign taxes withheld of $23,604)                   9,002,404
--------------------------------------------------------------------------------------------------
     Total investment income                                                         $ 18,637,473
--------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                    $  5,094,875
  Transfer agent fees
     Class A                                                               22,989
     Class C                                                               12,348
     Class R                                                                  133
     Class Y                                                                4,662
  Distribution fees
     Class A                                                              461,267
     Class C                                                            1,954,600
     Class R                                                                1,286
  Shareholder communications expense                                      766,648
  Administrative expense                                                  263,660
  Custodian fees                                                          266,125
  Registration fees                                                       121,661
  Professional fees                                                       135,861
  Printing expense                                                         53,865
  Fees and expenses of nonaffiliated Trustees                              32,989
  Miscellaneous                                                           144,016
--------------------------------------------------------------------------------------------------
     Total expenses                                                                  $  9,336,985
     Less fees waived and expenses reimbursed
        by Pioneer Investment Management, Inc.                                           (208,279)
--------------------------------------------------------------------------------------------------
     Net expenses                                                                    $  9,128,706
--------------------------------------------------------------------------------------------------
        Net investment income                                                        $  9,508,767
--------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS, WRITTEN OPTIONS, SWAP CONTRACTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                                     $  3,378,746
     Futures contracts                                                (13,668,207)
     Written options                                                   (7,966,520)
     Swap contracts                                                     2,182,813
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                (609,128)   $(16,682,296)
--------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                     $  7,304,274
     Futures contracts                                                  1,899,467
     Swap contracts                                                       459,184
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                 457,045    $ 10,119,970
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments,
     futures contracts, written options, swap contracts and
     foreign currency transactions                                                   $ (6,562,326)
--------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                               $  2,946,441
==================================================================================================

The accompanying notes are an integral part of these financial statements.

36 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/16

Statements of Changes in Net Assets (Consolidated)

-------------------------------------------------------------------------------------------
                                                            Year Ended       Year Ended
                                                            10/31/16         10/31/15
-------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                       $    9,508,767   $   9,929,235
Net realized gain (loss) on investments, futures
  contracts, written options, swap contracts and
  foreign currency transactions                                (16,682,296)     32,959,343
Change in net unrealized appreciation (depreciation)
  on investments, futures contracts, written options, swap
  contracts and foreign currency transactions                   10,119,970     (30,526,506)
-------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations   $    2,946,441   $  12,362,072
-------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
     Class A ($0.18 and $0.30 per share, respectively)      $   (2,927,845)  $  (4,787,767)
     Class C ($0.12 and $0.16 per share, respectively)          (1,997,821)     (2,796,710)
     Class R ($0.15 and $0.15 per share, respectively)              (3,054)           (557)
     Class Y ($0.20 and $0.33 per share, respectively)          (6,031,318)     (9,305,033)
     Class Z* ($0.00 and $0.19 per share, respectively)                 --          (2,220)
Net realized gain:
     Class A ($0.56 and $0.33 per share, respectively)          (9,239,156)     (5,521,118)
     Class C ($0.56 and $0.33 per share, respectively)          (9,649,365)     (5,791,481)
     Class R ($0.56 and $0.33 per share, respectively)              (7,412)         (1,460)
     Class Y ($0.56 and $0.33 per share, respectively)         (16,206,495)     (9,576,515)
     Class Z* ($0.00 and $0.33 per share, respectively)                 --          (3,857)
-------------------------------------------------------------------------------------------
        Total distributions to shareowners                  $  (46,062,466)  $ (37,786,718)
===========================================================================================
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $  211,568,038   $ 300,297,276
Reinvestment of distributions                                   39,206,409      31,631,974
Cost of shares repurchased                                    (323,047,284)   (366,871,843)
-------------------------------------------------------------------------------------------
     Net decrease in net assets resulting from
        Fund share transactions                             $  (72,272,837)  $ (34,942,593)
-------------------------------------------------------------------------------------------
     Net decrease in net assets                             $ (115,388,862)  $ (60,367,239)
NET ASSETS:
Beginning of year                                           $  806,612,016   $ 866,979,255
-------------------------------------------------------------------------------------------
End of year                                                 $  691,223,154   $ 806,612,016
-------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net
  investment income                                         $      (58,262)  $   1,213,219
===========================================================================================

*    Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/16 37

-----------------------------------------------------------------------------------------
                          Year Ended    Year Ended           Year Ended    Year Ended
                          10/31/16      10/31/16             10/31/15      10/31/15
                          Shares        Amount               Shares        Amount
-----------------------------------------------------------------------------------------
Class A
Shares sold                 2,996,542   $    35,560,866        5,975,840   $  79,431,258
Reinvestment of
   distributions              954,082        11,340,896          702,485       8,981,329
Less shares repurchased    (6,720,960)      (79,627,835)      (7,754,295)    (99,574,530)
-----------------------------------------------------------------------------------------
      Net decrease         (2,770,336)  $   (32,726,073)      (1,075,970)  $ (11,161,943)
=========================================================================================
Class C
Shares sold                 2,308,657   $    26,738,368        3,551,007   $  46,008,975
Reinvestment of
   distributions              791,996         9,322,205          541,062       6,808,756
Less shares repurchased    (5,484,599)      (64,227,696)      (5,311,858)    (67,275,117)
-----------------------------------------------------------------------------------------
      Net decrease         (2,383,946)  $   (28,167,123)      (1,219,789)  $ (14,457,386)
=========================================================================================
Class R
Shares sold                    25,082   $       289,938            6,047   $      74,816
Reinvestment of
   distributions                  557             6,624              139           1,773
Less shares repurchased       (11,638)         (134,805)          (2,453)        (31,093)
-----------------------------------------------------------------------------------------
      Net increase             14,001   $       161,757            3,733   $      45,496
=========================================================================================
Class Y
Shares sold                12,560,341   $   148,978,866       13,280,661   $ 174,740,739
Reinvestment of
   distributions            1,554,509        18,536,684        1,234,446      15,834,274
Less shares repurchased   (15,118,203)     (179,056,948)     (15,663,576)   (199,789,697)
-----------------------------------------------------------------------------------------
      Net decrease         (1,003,353)  $   (11,541,398)      (1,148,469)  $  (9,214,684)
=========================================================================================
Class Z*
Shares sold                        --   $            --            3,096   $      41,488
Reinvestment of
   distributions                   --                --              461           5,842
Less shares repurchased            --                --          (15,449)       (201,406)
-----------------------------------------------------------------------------------------
      Net decrease                 --   $            --          (11,892)  $    (154,076)
=========================================================================================

*    Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

38 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/16

Financial Highlights (Consolidated)

-----------------------------------------------------------------------------------------------------------------------
                                                             Year         Year         Year       Year       Year
                                                             Ended        Ended        Ended      Ended      Ended
                                                             10/31/16     10/31/15     10/31/14   10/31/13   10/31/12
-----------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $  12.68     $  12.94     $  13.33   $  11.76   $  11.25
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.16(b)  $   0.17(b)  $   0.27   $   0.21   $   0.20
   Net realized and unrealized gain (loss) on investments       (0.07)        0.20        (0.09)      1.51       0.67
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.09     $   0.37     $   0.18   $   1.72   $   0.87
-----------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.18)    $  (0.30)    $  (0.08)  $  (0.15)  $  (0.36)
   Net realized gain                                            (0.56)       (0.33)       (0.49)        --         --
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.74)    $  (0.63)    $  (0.57)  $  (0.15)  $  (0.36)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (0.65)    $  (0.26)    $  (0.39)  $   1.57   $   0.51
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  12.03     $  12.68     $  12.94   $  13.33   $  11.76
=======================================================================================================================
Total return*                                                    0.88%        2.85%        1.45%     14.72%      8.01%
Ratio of net expenses to average net assets (a)                  1.19%        1.20%        1.23%      1.20%      1.20%
Ratio of net investment income (loss) to average net assets      1.38%        1.33%        1.60%      1.82%      2.19%
Portfolio turnover rate                                           230%         295%         383%       288%       175%
Net assets, end of period (in thousands)                     $164,898     $209,001     $227,251   $335,398   $147,163
Ratios with no waiver of fees and assumption of expenses by
   the Pioneer Investment Management, Inc. and no reduction
   for fees paid indirectly:
   Total expenses to average net assets (a)                      1.19%        1.26%        1.23%      1.23%      1.22%
   Net investment income (loss) to average net assets            1.38%        1.27%        1.60%      1.79%      2.17%
=======================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a)  Includes interest expense of 0.00%, 0.00%, 0.05%, 0.00%, and 0.00%, respectively.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/16 39

-----------------------------------------------------------------------------------------------------------------------
                                                             Year         Year         Year       Year       Year
                                                             Ended        Ended        Ended      Ended      Ended
                                                             10/31/16     10/31/15     10/31/14   10/31/13   10/31/12
-----------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $  12.56     $  12.78     $  13.21   $  11.66   $  11.15
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.07(b)  $   0.07(b)  $   0.13   $   0.12   $   0.11
   Net realized and unrealized gain (loss) on investments       (0.07)        0.20        (0.05)      1.50       0.67
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $     --     $   0.27     $   0.08   $   1.62   $   0.78
-----------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.12)    $  (0.16)    $  (0.02)  $  (0.07)  $  (0.27)
   Net realized gain                                            (0.56)       (0.33)       (0.49)        --         --
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.68)    $  (0.49)    $  (0.51)  $  (0.07)  $  (0.27)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (0.68)    $  (0.22)    $  (0.43)  $   1.55   $   0.51
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  11.88     $  12.56     $  12.78   $  13.21   $  11.66
=======================================================================================================================
Total return*                                                    0.09%        2.12%        0.60%     13.93%      7.18%
Ratio of net expenses to average net assets (a)                  1.94%        2.01%        1.97%      1.98%      1.95%
Ratio of net investment income (loss) to average net assets      0.63%        0.52%        0.89%      1.05%      1.43%
Portfolio turnover rate                                           230%         295%         383%       288%       175%
Net assets, end of period (in thousands)                     $178,457     $218,597     $238,164   $251,889   $104,709
=======================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a)  Includes interest expense of 0.00%, 0.00%, 0.05%, 0.00%, and 0.00%, respectively.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

40 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/16

------------------------------------------------------------------------------------------------------------------------
                                                                          Year         Year       Year
                                                                          Ended        Ended      Ended      9/13/13 to
                                                                          10/31/16     10/31/15   10/31/14   10/31/13
------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                                      $ 12.69      $12.92     $13.32     $ 12.87(a)
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                           $  0.10(d)   $ 0.06(d)  $ 0.15     $  0.05
   Net realized and unrealized gain (loss) on investments                   (0.08)       0.19       0.00(b)     0.44
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                        $  0.02      $ 0.25     $ 0.15     $  0.49
------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                                  $ (0.15)     $(0.15)    $(0.06)    $ (0.04)
   Net realized gain                                                        (0.56)      (0.33)     (0.49)         --
------------------------------------------------------------------------------------------------------------------------
Total distributions                                                       $ (0.71)     $(0.48)    $(0.55)    $ (0.04)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                $ (0.69)     $(0.23)    $(0.40)    $  0.45
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $ 12.00      $12.69     $12.92     $ 13.32
========================================================================================================================
Total return*                                                                0.34%       1.90%      1.19%       4.76%***
Ratio of net expenses to average net assets (c)                              1.71%       2.01%      1.55%       1.36%**
Ratio of net investment income (loss) to average net assets                  0.86%       0.47%      1.40%       2.96%**
Portfolio turnover rate                                                       230%        295%       383%        288%***
Net assets, end of period (in thousands)                                  $   282      $  120     $   74     $    10
Ratios with no waiver of fees and assumption of expenses by
   Pioneer Investment Management, Inc. and no reduction
   for fees paid indirectly:
   Total expenses to average net assets (c)                                  1.71%       2.01%      1.55%       1.36%**
   Net investment income (loss) to average net assets                        0.86%       0.47%      1.40%       2.96%**
========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

***  Not annualized.

(a) Class R shares beginning capital was recorded on inception date at $10.00 per share.

(b)  Amount rounds to less than $0.01 or $(0.01) per share.

(c)  Includes interest expense of 0.00%, 0.00%, 0.05% and 0.00%, respectively.

(d) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/16 41

-----------------------------------------------------------------------------------------------------------------------
                                                             Year         Year         Year       Year       Year
                                                             Ended        Ended        Ended      Ended      Ended
                                                             10/31/16     10/31/15     10/31/14   10/31/13   10/31/12
-----------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $  12.72     $  12.97     $  13.37   $  11.79   $  11.29
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.20(b)  $   0.21(b)  $   0.27   $   0.25   $   0.24
   Net realized and unrealized gain (loss) on investments       (0.08)        0.20        (0.05)      1.52       0.66
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.12     $   0.41     $   0.22   $   1.77   $   0.90
-----------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.20)    $  (0.33)    $  (0.13)  $  (0.19)  $  (0.40)
   Net realized gain                                            (0.56)       (0.33)       (0.49)        --         --
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.76)    $  (0.66)    $  (0.62)  $  (0.19)  $  (0.40)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (0.64)    $  (0.25)    $  (0.40)  $   1.58   $   0.50
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  12.08     $  12.72     $  12.97   $  13.37   $  11.79
=======================================================================================================================
Total return*                                                    1.17%        3.20%        1.70%     15.07%      8.33%
Ratio of net expenses to average net assets (a)                  0.90%        0.90%        0.95%      0.90%      0.90%
Ratio of net investment income (loss) to average net assets      1.65%        1.63%        1.92%      2.11%      2.49%
Portfolio turnover rate                                           230%         295%         383%       288%       175%
Net assets, end of period (in thousands)                     $347,586     $378,895     $401,336   $427,190   $185,648
Ratios with no waiver of fees and assumption of expenses by
   Pioneer Investment Management, Inc. and no reduction
   for fees paid indirectly:
   Total expenses to average net assets (a)                      0.96%        1.02%        1.00%      0.98%      0.91%
   Net investment income (loss) to average net assets            1.59%        1.52%        1.92%      2.03%      2.48%
=======================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(a)  Includes interest expense of 0.00%, 0.00%, 0.05%, 0.00%, 0.00% and 0.00%.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

42 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/16

Notes to Financial Statements | 10/31/16 (Consolidated)

1. Organization and Significant Accounting Policies

Pioneer Flexible Opportunities Fund, (the Fund), is one of two portfolios comprising Pioneer Series Trust VI, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek total return.

The Fund offers four classes of shares designated as Class A, Class C, Class R and Class Y shares. Class Z shares converted to Class Y shares as of the close of business on August 7, 2015. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The consolidated financial statements of the Fund include the accounts of the Pioneer Cayman Commodity Fund, Ltd. (the Subsidiary). All intercompany accounts and transactions have been eliminated. The Subsidiary, a Cayman Islands exempted company, was incorporated on February 10, 2010, and is wholly-owned and controlled by the Fund. The Fund is the sole shareholder of the Subsidiary. It is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. The Fund and the Subsidiary are both managed by Pioneer Investment Management, Inc. (PIM). The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund. As of October 31, 2016, the Subsidiary represented $23,760,614, or approximately 3.44%, of the net assets of the Fund.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Fund to make estimates and assumptions that affect the

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/16 43 reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Fixed income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

44 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/16

     Securities or loan interests for which independent pricing services or broker dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of PIM, the Fund's investment adviser and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

     Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

     Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

     Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter ("OTC") options and options on swaps ("swaptions") are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

     At October 31, 2016, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services or broker-dealers).

B.   Investment Income and Transactions

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/16 45

     All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. All discounts/premiums on purchase prices of debt securities are accreted/amortized into interest income for financial reporting purposes.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at October 31, 2016 was $2,381,793 and is recorded within "Restricted cash" on the Statement of Assets and Liabilities. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss

46 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/16 equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The average value of contracts open during the year ended October 31, 2016 was $(15,075,011).

     At October 31, 2016, open futures contracts were as follows:

     ----------------------------------------------------------------------------------------
                                       Number of                                Unrealized
                                       Contracts    Settlement                  Appreciation/
     Type               Counterparty   Long/(Short) Month        Value          (Depreciation)
     ----------------------------------------------------------------------------------------
     Dollar Index       Citibank NA    370          12/16        $ 36,416,140   $ 811,717
      Futures
     Copper Futures     Citibank NA    156           3/17           8,640,450    (162,100)
     Nickel Futures     Citibank NA    141           3/17           8,880,885      84,525
     WTI Crude Future   Citibank NA     71          12/18           3,746,670      (5,330)
     ----------------------------------------------------------------------------------------
     Total                                                       $ 57,684,145   $ 728,812
     =========================================================================================

E.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

F.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of October 31, 2016, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/16 47

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At October 31, 2016, the Fund reclassified $179,790 to decrease distributions in excess of net investment income, $418,339 to increase accumulated net realized loss on investments futures contracts, swap contracts and foreign currency transactions and $238,549 to increase paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net impact on net assets or results of operations.

     At October 31, 2016, the Fund was permitted to carry forward indefinitely $17,475,624 of short-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation.

     The tax character of distributions paid during the years ended October 31, 2016 and October 31, 2015, were as follows:

     ---------------------------------------------------------------------------
                                                         2016              2015
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                              $10,960,038        $16,892,287
     Long-term capital gain                        35,102,428         20,894,431
     ---------------------------------------------------------------------------
          Total                                   $46,062,466        $37,786,718
     ===========================================================================

     The following shows the components of distributable earnings on a federal income tax basis at October 31, 2016:

     ---------------------------------------------------------------------------
                                                                           2016
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                  $  2,399,187
     Capital loss carryforward                                       (17,475,624)
     Net unrealized appreciation                                      22,189,946
     ---------------------------------------------------------------------------
          Total                                                     $  7,113,509
     ===========================================================================

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash-sales, adjustments relating to the mark-to-market of futures contracts, tax basis adjustments on REIT and common stock holdings.

48 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/16

G.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit, earned $35,760 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2016.

H.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

I.   Insurance-Linked Securities (ILS)

     The Fund invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event occurs, as defined within the terms of an event-linked bond, the fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/16 49 referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

     Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, generally are subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for PIM to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments and therefore the Fund's assets are placed at greater risk of loss than if PIM had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

J.   Risks

     The value of securities held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

     Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

     The Fund may gain exposure to commodities (such as oil and precious metals) through investment in commodity-related investments, including commodity-linked derivatives, ETFs and leveraged or unleveraged

50 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/16 commodity-linked notes (derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices). The Fund also may invest in equity securities of issuers in commodity-related industries. The Fund's investments in commodity-related investments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-related investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-related investments may be more volatile than the underlying commodities. In addition, commodity-linked investments are subject to counterparty risk due to there being a relatively small number of issuers. The Fund gains exposure to commodity-related investments by investing in the Subsidiary, a foreign entity that is treated as a controlled foreign corporation for U.S. federal income tax purposes. The Fund may invest up to 25% of its total assets in the Subsidiary. The Fund's ability to invest in commodity-related investments, and the means through which any such investments may be made, is limited by tax considerations.

     The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

     Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.

     Certain securities in which the Fund invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sale proceeds until that time, which may constrain the Fund's ability to meet its obligations (including obligations to redeeming shareholders).

K.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/16 51 excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities. As of and for the year ended October 31, 2016, the Fund had no open repurchase agreements.

L.   Option Writing

     The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

     The average value of contracts open during the year ended October 31, 2016 was $(2,493,313). There were no written option contracts outstanding as of October 31, 2016. The amount of cash deposited with the broker for option contracts at October 31, 2016 was $2,713,375 and is recorded within "Restricted cash" on the Statement of Assets and Liabilities.

M.   Purchased Options

     The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation are recorded in the Fund's financial statements. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any

52 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/16 depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased calls and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid. The average value of contracts open during the year ended October 31, 2016 was $9,458,205. Purchased options open at period end are listed in the Fund's Schedule of Investments.

N.   Credit Default Swap Agreements

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may sell or buy credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

     When the Fund enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/16 53 termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

     There were no open credit default swaps contracts at October 31, 2016. The average value of swap contracts open during the year ended October 31, 2016 was $72,486.

O.   Total Return Swap Agreements

     The Fund may enter into a total return swap to attempt to manage and/or gain exposure to a security or market. Pursuant to a total return swap agreement, the Fund negotiates with a counterparty to exchange a periodic stream of payments. One party makes payments based on the total return of a reference asset (such as a security or a basket of securities or securities index), and in return receives fixed or floating rate interest payments. The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments. To the extent that the total return of the reference asset exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

     Total return swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made are recorded as realized gains or losses in the Statement of Operations. Total return swap contracts are subject to counterparty risk and unanticipated movements in value of exchange rates, interest rates, securities or the index.

     The amount of cash deposited by the broker as collateral at October 31, 2016 was $(3,875,475) and is recorded within "Due to broker" in the Statement of Assets and Liabilities.

54 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/16

     Open total return swap contracts at October 31, 2016 are listed at the end of the Schedule of Investments. The average value of swap contracts open during the year ended October 31, 2016 was $(596,168).

2. Management Agreement

PIM manages the Fund's portfolio. Management fees are calculated daily at an annual rate of 0.70% of the average daily net assets of the Fund, excluding assets invested in the Subsidiary and on which the Subsidiary pays a management fee.

The Subsidiary has entered into a separate management contract with PIM, pursuant to which PIM manages the assets of the Subsidiary. As compensation for its management services to the Subsidiary and expenses incurred with respect to the Subsidiary, the Subsidiary pays PIM a fee at the annual rate of 0.70% of the Subsidiary's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.20% and 0.90% of the average daily net assets attributable to Class A and Class Y shares, respectively. These expense limitations are in effect through March 1, 2018. Fees waived and expenses reimbursed during the year ended October 31, 2016 are reflected on the Statement of Operations. Fees and expenses of other investment companies in which the Fund may invest are not included in the expense limitations noted above. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $69,209 in management fees, administrative costs and certain other reimbursements payable to PIM at October 31, 2016.

3. Transfer Agent

Boston Financial Data Services serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/16 55

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended October 31, 2016, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $160,973
Class C                                                                  182,570
Class R                                                                      815
Class Y                                                                  422,290
--------------------------------------------------------------------------------
  Total                                                                 $766,648
================================================================================

4. Distribution Plan

The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $24,067 in distribution fees payable to PFD at October 31, 2016.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R and Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original

56 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/16 purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended October 31, 2016, CDSCs in the amount of $23,679 were paid to PFD.

5. Forward Foreign Currency Contracts

During the year ended October 31, 2016, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of forward foreign currency contracts open during the year ended October 31, 2016 was $(31,531). There were no open forward foreign currency contracts as of October 31, 2016.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 9, 2016, was in the amount of $240 million. As of February 10, 2016, the facility is in the amount of $220 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended October 31, 2016, the Fund had no borrowings under the credit facility.

7. Assets and Liabilities Offsetting

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain OTC derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of event of a default and/or termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/16 57 terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund's collateral obligations, if any, will be reported separately in the Statement of Assets and Liabilities as "Restricted cash." Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of October, 31 2016.

-----------------------------------------------------------------------------------------------------
                      Derivative Assets   Derivatives     Non-Cash       Cash           Net Amount
                      Subject to Master   Available for   Collateral     Collateral     of Derivative
Counterparty          Netting Agreement   Offset          Received (a)   Received (a)   Assets (b)
-----------------------------------------------------------------------------------------------------
JPMorgan Chase        $1,199,702          $        --     $ --            $(1,199,702)  $  --
    Bank NA
Goldman Sachs                 --                   --       --                     --      --
    International
Citibank NA              383,432             (237,631)      --               (145,801)     --
Societe Generale SA           --                   --       --                     --      --
-----------------------------------------------------------------------------------------------------
    Total             $1,583,134          $  (237,631)    $ --            $(1,345,503)  $  --
=====================================================================================================

58 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/16

--------------------------------------------------------------------------------------------------------
                    Derivative Liabilities   Derivatives     Non-Cash      Cash          Net Amount
                    Subject to Master        Available for   Collateral    Collateral    of Derivative
Counterparty        Netting Agreement        Offset          Pledged (a)   Pledged (a)   Liabilities (c)
--------------------------------------------------------------------------------------------------------
JPMorgan Chase      $      --                $         --    $      --     $      --     $        --
    Bank NA
Goldman Sachs          93,522                          --           --            --          93,522
    International
Citibank NA           237,631                    (237,631)          --            --              --
Societe Generale SA   310,143                          --           --            --         310,143
--------------------------------------------------------------------------------------------------------
 Total              $ 520,475                $   (237,631)   $      --     $      --     $   403,665
========================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

8. Additional Disclosures about Derivative Instruments and Hedging Activities:

The Fund's use of derivatives subjects it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/16 59

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2016 was as follows:

----------------------------------------------------------------------------------------
Statement of Assets and Liabilities
                                                     Foreign
                          Interest    Credit         Exchange         Equity   Commodity
                          Rate Risk   Risk           Rate Risk        Risk     Risk
----------------------------------------------------------------------------------------
Assets
 Unrealized
  appreciation on
  futures contracts*      $   --      $         --   $      811,717   $   --   $ 84,525
 Unrealized
  appreciation on
  total return
  swap contracts              --         1,583,134               --       --         --
----------------------------------------------------------------------------------------
  Total Value             $   --      $  1,583,134   $      811,717   $   --   $ 84,525
========================================================================================
Liabilities
 Unrealized
  depreciation on
  futures contracts*      $   --      $         --   $           --   $   --   $167,430
 Unrealized
  depreciation on
  total return
  swap contracts              --           641,296               --       --         --
----------------------------------------------------------------------------------------
  Total Value             $   --      $    641,296   $           --   $   --   $167,430
========================================================================================

*    Reflects unrealized appreciation/depreciation of futures contracts (see
     Note 1D). The current day's variation margin is disclosed on the Statement of Assets and Liabilities.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at October 31, 2016 was as follows:

------------------------------------------------------------------------------------------
Statement of Operations
                                                  Foreign
                     Interest       Credit        Exchange       Equity          Commodity
                     Rate Risk      Risk          Rate Risk      Risk            Risk
------------------------------------------------------------------------------------------
Net realized gain
(loss) on
  Futures contracts  $ (1,243,725)  $         --  $ (1,740,013)  $ (10,970,737)  $286,268
  Written options        (152,665)            --       836,520      (8,650,375)        --
  Swap contracts               --      2,182,813            --              --         --
  Forward foreign
   currency
   contracts **                --             --        18,613              --         --
------------------------------------------------------------------------------------------
   Total Value       $ (1,396,390)  $  2,182,813  $   (884,880)  $ (19,621,112)  $286,268
==========================================================================================

60 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/16

---------------------------------------------------------------------------------
                                            Foreign
                         Interest   Credit  Exchange   Equity       Commodity
                         Rate Risk  Risk    Rate Risk  Risk         Risk
---------------------------------------------------------------------------------
Change in net
 unrealized
 appreciation
 (depreciation) on
 Futures contracts       $282,824   $  --   $220,654   $2,611,189   $ (1,215,200)
 Swap contracts                --      --         --      459,184             --
---------------------------------------------------------------------------------
  Total Value            $282,824   $  --   $220,654   $3,070,373   $ (1,215,200)
=================================================================================

** Included in the amount shown on the Statement of Operations as foward foreign currency contracts and other assets and liabilities denominated in foreign currencies.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/16 61

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust VI and
the Shareowners of Pioneer Flexible Opportunities Fund:
--------------------------------------------------------------------------------
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Pioneer Flexible Opportunities Fund and subsidiary (the "Fund") (one of the funds constituting Pioneer Series Trust VI), as of October 31, 2016, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the three years in the period then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. The consolidated financial highlights for the years ended October 31, 2013 and 2012 were audited by other auditors. Those auditors expressed an unqualified opinion on those consolidated financial statements and consolidated financial highlights in their report dated December 23, 2013.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Flexible Opportunities Fund and subsidiary as of October 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
December 23, 2016

62 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/16

ADDITIONAL INFORMATION (unaudited)

For the year ended October 31, 2016, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2016 form 1099-DIV.

The qualifying percentage of the Fund's ordinary income dividends for the purpose of the corporate dividends received deduction was 34.18%.

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 9.95%.

Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On December 12, 2016, UniCredit announced that it has entered into a binding agreement for the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide. The closing of the Transaction is expected to happen in 2017, subject to certain regulatory and antitrust approvals, and other conditions.

Under the Investment Company Act of 1940, the closing of the Transaction will cause the Fund's current investment advisory agreement with the Adviser to terminate. Accordingly, the Fund's Board of Trustees will be asked to approve a new investment advisory agreement for the Fund. If approved by the Board, the Fund's new investment advisory agreement will be submitted to the shareholders of the Fund for their approval.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/16 63

Approval of Investment Advisory Agreement and
Subsidiary Management Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Flexible Opportunities Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in January 2016 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2016 and May 2016. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings in connection with the review of the Fund's investment advisory agreement.

In March 2016, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Fund's portfolio managers in the Fund. In May 2016, the Trustees, among other things, reviewed the Fund's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Fund and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in July and September 2016.

At a meeting held on September 13, 2016, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In approving the renewal of the investment advisory agreement, the Trustees

64 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/16 considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

PIM also serves as the investment adviser to Pioneer Cayman Commodity Fund, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Trustees, including the independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for the Subsidiary (the Subsidiary Management Agreement) for another year. The factors considered by the Trustees in approving the renewal of the Subsidiary Management Agreement were substantially the same as the factors described below with respect to the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/16 65 performance of the Fund's benchmark index. They also discuss the Fund's performance with PIM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Fund's shareowners.

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the first quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees noted that although assets invested by the Fund in the Subsidiary are excluded from the calculation of the Fund's management fee, the Fund indirectly pays a management fee with respect to assets invested in the Subsidiary because the Subsidiary pays a management fee pursuant to the Subsidiary Management Agreement. The Trustees noted that the Subsidiary pays PIM a management fee at the same rate that the Fund pays PIM.

The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the second quintile relative to its Morningstar peer group and in the third quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees considered that the expense ratio of the Fund's Class Y shares for the most recent fiscal year was in the second quintile relative to its Morningstar peer group and in the second quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that PIM was waiving fees and/or reimbursing expenses in order to limit the ordinary operating expenses of the Fund. The Trustees considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements and that the results of the most recent such review were considered in the consideration of the Fund's expense ratio.

66 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/16

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/16 67 identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Fund and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that each of the investment advisory agreement between PIM and the Fund and the Subsidiary Management Agreement, including, in each case, the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of each of the investment advisory agreement for the Fund and the Subsidiary Management Agreement.

68 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/16

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 45 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/16 69

Independent Trustees

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                               Other Directorships
Position Held With the Fund   Length of Service   Principal Occupation                         Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (66)          Trustee since 2010. Private investor (2004 - 2008 and 2013 -     Director, Broadridge
Chairman of the Board         Serves until a      present); Chairman (2008 - 2013) and Chief   Financial Solutions, Inc.
and Trustee                   successor trustee   Executive Officer (2008 - 2012), Quadriserv, (investor communications
                              is elected or       Inc. (technology products for securities     and securities processing
                              earlier retirement  lending industry); and Senior Executive      provider for 3nancial
                              or removal.         Vice President, The Bank of New York         services industry) (2009 -
                                                  (financial and securities services) (1986 -  present); Director,
                                                  2004)                                        Quadriserv, Inc. (2005 -
                                                                                               2013); and Commissioner,
                                                                                               New Jersey State Civil
                                                                                               Service Commission (2011 -
                                                                                               present)
--------------------------------------------------------------------------------------------------------------------------------
David R. Bock (72)            Trustee since 2010. Managing Partner, Federal City Capital       Director of New York
Trustee                       Serves until a      Advisors (corporate advisory services        Mortgage Trust
                              successor trustee   company) (1997 - 2004 and 2008 - present);   (publicly-traded mortgage
                              is elected or       Interim Chief Executive Officer, Oxford      REIT) (2004 - 2009, 2012 -
                              earlier retirement  Analytica, Inc. (privately-held research     present); Director of The
                              or removal.         and consulting company) (2010); Executive    Swiss Helvetia Fund, Inc.
                                                  Vice President and Chief Financial Officer,  (closed-end fund) (2010 -
                                                  I-trax, Inc. (publicly traded health care    present); Director of
                                                  services company) (2004 - 2007); and         Oxford Analytica, Inc.
                                                  Executive Vice President and Chief           (2008 - present); and
                                                  Financial Officer, Pedestal Inc.             Director of Enterprise
                                                  (internet-based mortgage trading company)    Community Investment, Inc.
                                                  (2000 - 2002); Private consultant            (privately-held affordable
                                                  (1995-1997), Managing Director, Lehman       housing finance company)
                                                  Brothers (investment banking firm)           (1985 - 2010)
                                                  (1992-1995); and Executive, The World Bank
                                                  (1979-1992)
--------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (72)     Trustee since 2010. William Joseph Maier Professor of Political  Trustee, Mellon
Trustee                       Serves until a      Economy, Harvard University (1972 -          Institutional Funds
                              successor trustee   present)                                     Investment Trust and
                              is elected or                                                    Mellon Institutional Funds
                              earlier retirement                                               Master Portfolio (oversaw
                              or removal.                                                      17 portfolios in fund
                                                                                               complex) (1989-2008)
--------------------------------------------------------------------------------------------------------------------------------

70 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/16

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                               Other Directorships
Position Held With the Fund   Length of Service   Principal Occupation                         Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (69)     Trustee since 2010. Founding Director, Vice President and        None
Trustee                       Serves until a      Corporate Secretary, The Winthrop Group,
                              successor trustee   Inc. (consulting firm) (1982 - present);
                              is elected or       Desautels Faculty of Management, McGill
                              earlier retirement  University (1999 - present); and Manager of
                              or removal.         Research Operations and Organizational
                                                  Learning, Xerox PARC, Xerox's advance
                                                  research center (1990-1994)
--------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (68)      Trustee since 2010. President and Chief Executive Officer,       Director of New America High
Trustee                       Serves until a      Newbury Piret Company (investment banking    Income Fund, Inc.
                              successor trustee   firm) (1981 - present)                       (closed-end investment
                              is elected or                                                    company) (2004 - present);
                              earlier retirement                                               and Member, Board of
                              or removal.                                                      Governors, Investment
                                                                                               Company Institute (2000 -
                                                                                               2006)
--------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (69)        Trustee since 2014. Consultant (investment company services)     None
Trustee                       Serves until a      (2012 - present); Executive Vice President,
                              successor trustee   BNY Mellon (financial and investment company
                              is elected or       services) (1969 - 2012); Director, BNY
                              earlier retirement  International Financing Corp. (financial
                              or removal.         services) (2002 - 2012); and Director,
                                                  Mellon Overseas Investment Corp. (financial
                                                  services) (2009 - 2012)
--------------------------------------------------------------------------------------------------------------------------------

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/16 71

Interested Trustee

---------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and   Principal Occupation                        Other Directorships
Position Held With the Fund   Length of Service                                                Held by Trustee
---------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (58)*       Trustee since 2014. Director and Executive Vice President        None
Trustee                       Serves until a      (since 2008) and Chief Investment Officer,
                              successor trustee   U.S. (since 2010) of PIM-USA; Executive
                              is elected or       Vice President of Pioneer (since 2008);
                              earlier retirement  Executive Vice President of Pioneer
                              or removal.         Institutional Asset Management, Inc.
                                                  (since 2009); and Portfolio Manager of
                                                  Pioneer (since 1999)
---------------------------------------------------------------------------------------------------------------------------------

* Mr. Taubes is an Interested Trustee because he is an officer of the Fund's investment adviser and certain of its affiliates.

72 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/16

Advisory Trustee

---------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                               Other Directorships
Position Held With the Fund   Length of Service   Principal Occupation                         Held by Trustee
---------------------------------------------------------------------------------------------------------------------------------
Lorraine Monchak (60)**       Advisory Trustee    Chief Investment Officer, 1199 SEIU Funds    Trustee of Pioneer
Advisory Trustee              since 2014.         (healthcare workers union pension funds)     closed-end investment
                                                  (2001 - present); Vice President -           companies (5 portfolios)
                                                  International Investments Group, American    (Sept. 2015 - present)
                                                  International Group, Inc. (insurance
                                                  company) (1993 - 2001); Vice President
                                                  Corporate Finance and Treasury Group,
                                                  Citibank, N.A.(1980 - 1986 and 1990 -
                                                  1993); Vice President - Asset/Liability
                                                  Management Group, Federal Farm Funding
                                                  Corporation (government-sponsored issuer of
                                                  debt securities) (1988 - 1990); Mortgage
                                                  Strategies Group, Shearson Lehman Hutton,
                                                  Inc. (investment bank) (1987 - 1988); and
                                                  Mortgage Strategies Group, Drexel Burnham
                                                  Lambert, Ltd. (investment bank) (1986 -
                                                  1987)
---------------------------------------------------------------------------------------------------------------------------------

**   Ms. Monchak is a non-voting advisory trustee.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/16 73

Fund Officers

---------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                               Other Directorships
Position Held With the Fund   Length of Service   Principal Occupation                         Held by Officer
---------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (54)            Since 2014.         Chair, Director, CEO and President of        Trustee of Pioneer
President and                 Serves at the       Pioneer Investment Management-USA (since     closed-end investment
Chief Executive Officer       discretion of the   September 2014); Chair, Director, CEO and    companies (5 portfolios)
                              Board.              President of Pioneer Investment Management,  (Sept. 2015 - present)
                                                  Inc. (since September 2014); Chair,
                                                  Director, CEO and President of Pioneer
                                                  Funds Distributor, Inc. (since September
                                                  2014); Chair, Director, CEO and President
                                                  of Pioneer Institutional Asset Management,
                                                  Inc. (since September 2014); and Chair,
                                                  Director, and CEO of Pioneer Investment
                                                  Management Shareholder Services, Inc.
                                                  (since September 2014); Managing Director,
                                                  Morgan Stanley Investment Management (2010
                                                  - 2013); and Director of Institutional
                                                  Business, CEO of International, Eaton Vance
                                                  Management (2005 - 2010)
---------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (51)    Since 2010.         Vice President and Associate General         None
Secretary and Chief Legal     Serves at the       Counsel of Pioneer since January 2008;
Officer                       discretion of the   Secretary and Chief Legal Officer of all of
                              Board.              the Pioneer Funds since June 2010;
                                                  Assistant Secretary of all of the Pioneer
                                                  Funds from September 2003 to May 2010; and
                                                  Vice President and Senior Counsel of
                                                  Pioneer from July 2002 to December 2007
---------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (55)        Since 2010. Serves  Fund Governance Director of Pioneer since    None
Assistant Secretary           at the discretion   December 2006 and Assistant Secretary of
                              of the Board.       all the Pioneer Funds since June 2010;
                                                  Manager - Fund Governance of Pioneer from
                                                  December 2003 to November 2006; and Senior
                                                  Paralegal of Pioneer from January 2000 to
                                                  November 2003
---------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (53)             Since 2010.         Senior Counsel of Pioneer since May 2013     None
Assistant Secretary           Serves at the       and Assistant Secretary of all the Pioneer
                              discretion of the   Funds since June 2010; and Counsel of
                              Board.              Pioneer from June 2007 to May 2013
---------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (56)          Since 2010.         Vice President - Fund Treasury of Pioneer;   None
Treasurer and                 Serves at the       Treasurer of all of the Pioneer Funds since
Chief Financial and           discretion of the   March 2008; Deputy Treasurer of Pioneer
Accounting Officer            Board.              from March 2004 to February 2008; and
                                                  Assistant Treasurer of all of the Pioneer
                                                  Funds from March 2004 to February 2008
---------------------------------------------------------------------------------------------------------------------------------

74 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/16

---------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                               Other Directorships
Position Held With the Fund   Length of Service   Principal Occupation                         Held by Officer
---------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (51)         Since 2010.         Director - Fund Treasury of Pioneer; and     None
Assistant Treasurer           Serves at the       Assistant Treasurer of all of the Pioneer
                              discretion of the   Funds
                              Board.
---------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (58)            Since 2010.         Fund Accounting Manager - Fund Treasury of   None
Assistant Treasurer           Serves at the       Pioneer; and Assistant Treasurer of all of
                              discretion of the   the Pioneer Funds
                              Board.
---------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (36)         Since 2010.         Fund Administration Manager - Fund Treasury  None
Assistant Treasurer           Serves at the       of Pioneer since November 2008; Assistant
                              discretion of the   Treasurer of all of the Pioneer Funds since
                              Board.              January 2009; and Client Service Manager -
                                                  Institutional Investor Services at State
                                                  Street Bank from March 2003 to March 2007
---------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (64)          Since 2010.         Chief Compliance Officer of Pioneer and of   None
Chief Compliance Officer      Serves at the       all the Pioneer Funds since March 2010;
                              discretion of the   Chief Compliance Officer of Pioneer
                              Board.              Institutional Asset Management, Inc. since
                                                  January 2012; Chief Compliance Officer of
                                                  Vanderbilt Capital Advisors, LLC since July
                                                  2012: Director of Adviser and Portfolio
                                                  Compliance at Pioneer since October 2005;
                                                  and Senior Compliance Officer for Columbia
                                                  Management Advisers, Inc. from October 2003
                                                  to October 2005
---------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (45)          Since 2010.         Director - Transfer Agency Compliance of     None
Anti-Money Laundering         Serves at the       Pioneer and Anti-Money Laundering
Officer                       discretion of       Officer of all the Pioneer Funds since 2006
                              the Board.
---------------------------------------------------------------------------------------------------------------------------------

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/16 75

                            This page for your notes.

76 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/16

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2016 Pioneer Investments 24440-06-1216


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $134,659 payable to Deloitte & Touche LLP for the year ended
October 31, 2016 and $116,877 for the year ended October 31, 2015.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2016 or 2015.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Trust were $17,556
payable to Deloitte & Touche LLP for the year ended
October 31, 2016 and $17,500 for the year ended October 31, 2015.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2016 or 2015.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended October 31 2016 and 2015, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $17,556 payable to Deloitte & Touche LLP for the year ended
October 31, 2016 and $17,500 for the year ended October 31, 2015.


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust VI


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 29, 2016


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 29, 2016


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date December 29, 2016

* Print the name and title of each signing officer under his or her signature.